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SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.            )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Bicycle Therapeutics plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Bicycle Therapeutics plc
Building 900 Babraham Research Campus,
Babraham, Cambridge, CB22 3AT, United Kingdom
(Incorporated and Registered in England and Wales with Registered Company No. 11036004)

April 27, 2020

Dear Shareholder:

We are pleased to provide details of the 2020 Annual General Meeting (the "AGM") of Bicycle Therapeutics plc to be held on Monday, June 29, 2020, at 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time), at our principal executive offices, located at Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT, United Kingdom.

As a result of the ongoing COVID-19 pandemic, we note that on March 26, 2020, the U.K. government passed into law certain compulsory measures prohibiting, amongst other things, public gatherings of more than two people. Unless these measures are relaxed or removed prior to the date of the AGM, ordinary shareholders (other than those company representatives necessary to form a quorum) are not allowed to attend the AGM in person. Anyone seeking to attend the AGM will be refused entry. Shareholders should submit their votes by proxy.

Details regarding the business to be conducted at AGM, and, if the U.K. government measures are relaxed or removed such that ordinary shareholders can attend the AGM, admission to the AGM, are described in the accompanying Notice of Annual Meeting of Shareholders and proxy statement.

Your vote is important. We hope you will vote as soon as possible. You may vote through any of the means described in the accompanying proxy statement, or, if you are a holder of our American Depositary Shares, the ADS proxy card provided to you. Please carefully review the instructions on each of your voting options described in this proxy statement, the notice, and, if applicable, the voting instructions.

Thank you for your ongoing support of and continued interest in Bicycle Therapeutics plc. We look forward to receiving your vote in respect of the business to be conducted at the AGM.

Yours sincerely,

/s/ Pierre Legault

Pierre Legault
Chairman

Bicycle Therapeutics plc
Building 900 Babraham Research Campus,
Babraham, Cambridge, CB22 3AT, United Kingdom
(Incorporated and Registered in England and Wales with Registered Company No. 11036004)

NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MONDAY, JUNE 29, 2020

        NOTICE is hereby given that the 2020 Annual General Meeting (the "AGM") of Bicycle Therapeutics plc, a public limited company incorporated under the laws of England and Wales (referred to herein as the "Company," "we," "us" and "our"), will be held on Monday, June 29, 2020, at 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time), at our principal executive offices, located at Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT, United Kingdom, for transaction of the following business:

  Ordinary resolutions

  1.
  To re-elect as a director Janice Bourque, who retires in accordance with the Articles of Association.

  2.
  To re-elect as a director Veronica Jordan, who retires in accordance with the Articles of Association.

  3.
  To re-elect as a director Sir Greg Winter, who retires in accordance with the Articles of Association.

  4.
  To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.S. independent registered public accounting firm for the year ending December 31, 2020.

  5.
  To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders.

  6.
  To authorize the Audit Committee to determine our U.K. statutory auditors' remuneration for the year ending December 31, 2020.

  7.
  To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2019 (the "2019 U.K. Annual Report").

  8.
  To approve the directors' remuneration report for the year ended December 31, 2019 (excluding the directors' remuneration policy set out on pages A-4 to A-19 of the directors' remuneration report), which is set forth as Annex A to the attached proxy statement.

  9.
  To approve the directors' remuneration policy, which is set forth on pages A-4 to A-19 of Annex A to the attached proxy statement, which will take effect immediately after the end of the AGM.

  10.
  To approve our 2020 Equity Incentive Plan, which is set forth as Annex B to the attached proxy statement.

        Please refer to the attached proxy statement for detailed information on each of the resolutions. We encourage you to read the attached proxy statement in its entirety before voting. Our Board of

Directors has approved each resolution and recommends that shareholders entitled to vote at the AGM vote in favor of each of the resolutions.

        Proposals 1 through 10 will be proposed as ordinary resolutions and under English law, assuming that a quorum is present, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

        Voting on all resolutions at the AGM will be conducted by way of a poll, rather than a show of hands.

        The result of the shareholder votes on the ordinary resolutions in proposals 7 and 8 will not require our Board of Directors or any committee thereof to take any action. Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes these proposals.

        Only those ordinary shareholders of record as of 6:00 p.m. London time (1:00 p.m. Eastern Daylight Time) on Thursday, June 25, 2020 will be entitled to attend, speak and vote at the AGM. However, on March 26, 2020, the U.K. government passed into law certain compulsory measures prohibiting, among other things, public gatherings of more than two people. Unless these measures are relaxed or removed prior to the date of the AGM, ordinary shareholders (other than those company representatives necessary to form a quorum) are not allowed to attend the AGM in person. Anyone seeking to attend the AGM will be refused entry. If these measures are relaxed or removed prior to the date of the AGM such that shareholders are permitted to attend the AGM, ordinary shareholders will have the right to ask questions at the AGM in accordance with the U.K. Companies Act 2006. Details of how to submit questions for the Board in advance of the AGM via email are set out in the accompanying proxy statement.

        Your vote is important, regardless of the number of shares you own. To make sure your shares are represented at the AGM, please vote as soon as possible. Holders of ordinary shares entitled to attend and vote at the AGM are entitled to appoint a proxy (or, if they hold more than one ordinary share, proxies) to exercise all or any of their rights to attend, speak and vote. Such proxy need not be one of our shareholders of record. Holders of our ordinary shares may vote by proxy either over the Internet or by returning a form of proxy in the envelope provided by no later than 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on June 25, 2020. In addition, institutional investors may be able to appoint a proxy electronically via the Proxymity platform. You may revoke your proxy in the manner described in the accompanying proxy statement. Holders of our American Depositary Shares may vote by following the voting instructions accompanying this proxy statement.

        The results of the polls taken on the resolutions at the AGM and any other information required by the U.K. Companies Act 2006 will be made available on our website (https://investors.bicycletherapeutics.com) as soon as reasonably practicable following the AGM and for the required period thereafter. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

        We are closely monitoring developments related to COVID-19. It could become necessary to change the date, time or location of the AGM. In addition, if the U.K. government measures are relaxed or removed prior to the AGM, shareholders may be permitted to attend the AGM. If such a change is made, we will: announce the change in advance; issue, where possible and if applicable, an updated notice of the date, time and place of the rearranged AGM; and provide such details and information on how to participate by press release posted on our website and filed as additional proxy materials, as well as, in accordance with our articles of association, by publication in at least two national newspapers published in the United Kingdom.

BY ORDER OF THE BOARD	REGISTERED OFFICE
/s/ Jim Sutcliffe Jim Sutcliffe Company Secretary April 27, 2020	Building 900 Babraham Research Campus, Babraham, Cambridgeshire CB22 3AT, United Kingdom
REGISTERED DETAILS
Registered in England and Wales No 11036004

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on June 29, 2020

        The Notice of 2020 Annual General Meeting, the proxy statement, the Annual Report on Form 10-K, the 2019 U.K. Annual Report and form of proxy (collectively, the "Proxy Materials") are available in the Investors section of our website at https://investors.bicycletherapeutics.com. Information included on our website, other than the Proxy Materials, is not part of our proxy soliciting materials.

BICYCLE THERAPEUTICS PLC
Building 900 Babraham Research Campus,
Babraham, Cambridge, CB22 3AT, United Kingdom
(Incorporated and Registered in England and Wales with Registered Company No. 11036004)

PROXY STATEMENT
FOR THE 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 29, 2020

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

        We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors (the "Board") of Bicycle Therapeutics plc is soliciting your proxy to vote at our annual general meeting of shareholders (the "AGM"). As used in this proxy statement, references to "we," "us," "our" and the "Company" refer to Bicycle Therapeutics plc.

        We intend to mail the Notice of 2020 Annual General Meeting, this proxy statement and the form of proxy to our ordinary shareholders of record for the first time on or about April 27, 2020. In this mailing, we are also including our U.K. statutory annual accounts and reports for the year ended December 31, 2019 ("2019 U.K. Annual Report") and our annual report on Form 10-K for the year ended December 31, 2019 (the "Annual Report on Form 10-K," and collectively with the Notice of 2020 Annual General Meeting, this proxy statement, the 2019 U.K. Annual Report and the form of proxy, "Proxy Materials").

        While this proxy statement is being sent to our ordinary shareholders of record, this document will also be sent to holders of American Depositary Shares ("ADSs") for the first time on or about April 27, 2020 and contains information relevant to holders of ADSs. In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with copies of the Proxy Materials so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

When is the AGM?

        The meeting will be held on Monday, June 29, 2020, at 1:00 p.m. London time (8:00 a.m. Eastern Daylight time), at our principal executive offices, located at Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT, United Kingdom.

What are the arrangements for the AGM given the current COVID-19 pandemic?

        On March 26, 2020, the U.K. government passed into law certain compulsory measures prohibiting, amongst other things, public gatherings of more than two people ("Stay at Home Measures"). The only exceptions to this are where the gathering is of people who live together or where the gathering is "essential for work purposes" (noting that workers should try to minimise all gatherings). We have been advised that attendance at a general meeting by a shareholder (other than one specifically required to form a quorum for that meeting) is not "essential for work purposes".

        Therefore, as of the date of mailing of this proxy statement, shareholders are not allowed to attend the AGM in person (other than those company representatives necessary to form a quorum). Anyone seeking to attend the AGM will be refused entry to the AGM. Shareholders should submit their votes on the matters to be considered at the AGM by proxy.

        Shareholders can submit questions for the Board in advance of the AGM to shareholderquestions@bicycletx.com. The Board will endeavor, where appropriate, to answer such questions by publishing responses our website as soon as practical after the AGM.

        It could become necessary to change the date, time or location of the AGM. In addition, if the Stay at Home Measures are relaxed or removed prior to the AGM, shareholders may be permitted to attend the AGM. If such a change is made, we will: announce the change in advance; issue, where possible and if applicable, an updated notice of the date, time and place of the rearranged AGM; and provide such details and information on how to participate by press release posted on our website and filed as additional proxy materials, as well as, in accordance with our articles of association, by publication in at least two national newspapers published in the United Kingdom.

Why am I receiving these materials?

        We have sent you the Proxy Materials because you are an ordinary shareholder of record and our Board is soliciting your proxy to vote at the AGM, including at any adjournments or postponements thereof. You do not need to attend the AGM to vote your shares and as noted above under "What are the arrangements for the AGM given the current COVID-19 pandemic," unless the Stay at Home Measures are relaxed or removed prior to the date of the AGM, you will not be permitted to attend the AGM in person.

        You may vote by proxy over the Internet or by mail, and your vote will be cast on your behalf at the AGM. In addition, if you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform. To submit your proxy, simply follow the instructions in this proxy statement. All proxies, however submitted, must be lodged with our registrar, Computershare Investor Services PLC ("Computershare"), by no later than 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on Thursday, June 25, 2020.

        Materials for ADS holders of record, including this proxy statement, the Annual Report on Form 10-K, the 2019 U.K. Annual Report and an ADS proxy card, will be mailed on or about April 27, 2020 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register by 5:00 p.m. Eastern Daylight Time on April 20, 2020 (the record date for ADS holders).

Who can vote at the AGM?

  Ordinary shareholders of record

        Only ordinary shareholders of record registered in the register of members at 6:00 p.m. London time (1:00 p.m. Eastern Daylight Time) on Thursday, June 25, 2020 will be entitled to vote at the AGM. As of April 20, 2020 (being the last practicable date before the circulation of this proxy statement), there were 18,087,657 ordinary shares issued and outstanding and entitled to vote. As an ordinary shareholder of record, you may vote (a) at the AGM, only if the Stay at Home Measures are relaxed or removed such that ordinary shareholders are allowed to attend the AGM or (b) by proxy. We urge you to vote by proxy over the Internet or by mail or, if applicable, via the Proxymity platform, as instructed below to ensure your vote is counted. Please note that unless the Stay at Home Measures are relaxed or removed prior to the date of the AGM, you will not be permitted to attend and vote at the AGM.

        If, on or prior to June 25, 2020, you sell or transfer our ordinary shares that you currently hold, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact Jim Sutcliffe, Company Secretary, to request a new form of proxy for their use.

  Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent

        If, on April 20, 2020, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these Proxy Materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the AGM. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.

  Holders of American Depositary Shares

        If you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register at 5:00 p.m. Eastern Daylight Time on Wednesday, April 20, 2020 (the record date for ADS holders), you are entitled to exercise your vote as a holder of an interest in our capital represented by ADSs. If you hold ADSs through a brokerage firm, bank or nominee on April 20, 2020, the materials for ADS holders, including the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

        Please note that ADS proxy cards submitted by ADS holders must be received by the depositary, Citibank, N.A., no later than 10:00 a.m. Eastern Daylight Time on Tuesday, June 23, 2020. Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

What are the differences between ADS holders and ordinary shareholders?

        Citibank, N.A., as depositary, executes and delivers ADSs on our behalf. We are requesting the depositary, which holds the ordinary shares underlying the ADSs, to seek ADS holders' instructions as to voting for the AGM. As a result, ADS holders may instruct the depositary to vote the ordinary shares underlying their ADSs.

        Because we have asked the depositary to seek the instructions of ADS holders, the depositary will notify ADS holders of the upcoming vote and arrange to deliver the Proxy Materials to them. The depositary then tries, as far as practicable, to vote the ordinary shares as our ADS holders instruct. The depositary does not vote or attempt to exercise the right to vote other than in accordance with the instructions of the ADS holders. We cannot guarantee that ADS holders will receive this proxy statement and the other proxy materials from the depositary in time to permit them to instruct the depositary to vote their shares. In addition, there may be other circumstances in which ADS holders may not be able to exercise voting rights. Furthermore, ADS holders can exercise their right to vote the ordinary shares underlying their ADSs by exchanging their ADSs for ordinary shares. However, even though we are subject to U.S. domestic issuer proxy rules and our shareholder meetings are announced via press release and filed with the SEC, ADS holders may not know about the meeting early enough to exchange their ADSs for ordinary shares.

        ADS holders are not required to be treated as holders of ordinary shares and do not have the rights of holders of ordinary shares.

What is the difference between a shareholder of record and a beneficial owner?

        These terms describe how your ordinary shares are held. If your ordinary shares are registered directly in our register of members maintained by Computershare, our registrar, you are a shareholder of record and the Proxy Materials are being sent directly to you. If your ordinary shares are held in the name of a broker, bank, or other nominee, you are a beneficial owner of the shares held by your broker, bank or other nominee and the Proxy Materials are being made available or forwarded to you by your broker, bank, or other nominee, who is treated as the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your ordinary shares by following the instructions on the voting instructions provided to you by such broker, bank or other nominee.

What are the requirements to approve each of the proposals?

        You may cast your vote for or against proposals 1 through 10 or abstain from voting your shares on one or more of these proposals.

        Proposals 1 through 10 will be proposed as ordinary resolutions. Under English law, assuming that a quorum is present, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who are entitled to vote and vote on the resolution.

        The result of the shareholder votes on the ordinary resolutions in proposals 7 and 8 regarding receipt and adoption of the 2019 U.K. Annual Report and approval of the directors' remuneration report for the year ended December 31, 2019 will not require our Board or any committee thereof to take any action. Our Board value the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on these proposals.

What are the voting recommendations of our Board regarding the election of directors and other proposals?

        The following table summarizes the items that will be brought for a vote of our shareholders at the AGM, along with the Board's voting recommendations.

Proposal	Description of Proposal	Board's Recommendation
1	To re-elect Janice Bourque as a director	FOR
2	To re-elect Veronica Jordan as a director	FOR
3	To re-elect Sir Greg Winter as a director	FOR
4
	To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.S. independent registered public accounting firm for the year ending December 31, 2020.	FOR
5
	To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders.	FOR
6	To authorize the Audit Committee to determine our U.K. statutory auditors' remuneration for the year ending December 31, 2020.	FOR
7	To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2019.	FOR
8	To approve the directors' remuneration report for the year ended December 31, 2019 (excluding the directors' remuneration policy), which is set forth in Annex A to this proxy statement.	FOR
9	To approve the directors' remuneration policy, which is set forth in Annex A to this proxy statement, which will take effect immediately after the end of the AGM.	FOR
10	To approve our 2020 Equity Incentive Plan, which is set forth as Annex B to this proxy statement.	FOR

What constitutes a quorum?

        For the purposes of the AGM, a quorum will be present if two members entitled to vote are present in person or represented by proxy or, in the case of a member which is a corporation, represented by a duly authorized officer, at the AGM. Unless the Stay at Home Measures have been relaxed or removed by the time of the AGM, the quorum requirement for the AGM will be satisfied by two of our director and/or employee shareholders attending the AGM. If there is no quorum, the AGM will stand adjourned to another day (not being less than 10 clear days after the date of the original meeting), and at such time and place or places, with such means of attendance and participation as the chairperson (or, in default, the Board) may determine. If at such adjourned meeting, a quorum is not present within 15 minutes from the time appointed for the holding of the meeting, one person entitled to vote on the business to be transacted, being a member or a proxy or a duly authorized representative of a corporation which is a member, shall be a quorum and any notice of an adjourned meeting shall state this.

How do I vote my shares?

        You may vote "For" or "Against" or abstain from voting on the applicable proposal. The procedures for voting are as follows:

  Ordinary shareholders of record

        If you are an ordinary "shareholder of record," you may vote (a) at the AGM only if the Stay at Home Measures are relaxed or removed such that ordinary shareholders are allowed to attend the AGM or (b) by proxy. We urge you to vote by proxy over the Internet or by mail or, if applicable, via the Proxymity platform, as instructed below to ensure your vote is counted. If the Stay at Home Measures are relaxed or removed such that ordinary shareholders are allowed to attend the AGM, you may still attend the AGM and vote in person during the AGM even if you have already voted by proxy.

        You may appoint more than one proxy in relation to the AGM (provided that each proxy is appointed to exercise the rights attached to a different ordinary share(s)). To appoint more than one proxy, you should contact our registrar, Computershare. Such proxy need not be a shareholder of record but must attend the AGM to represent you for your vote to be counted. Please note, however, that if you do not appoint the Chairman of the AGM as your proxy, unless the Stay at Home Measures are relaxed or removed by the time of the AGM, your proxy will not be permitted to attend the AGM and vote on your behalf. We therefore urge all shareholders to appoint the Chairman of the AGM as their proxy.

        You may vote using one of the following methods:

  •
  To vote on the Internet, go to www.investorcentre.co.uk/eproxy to appoint a proxy electronically (see instructions on form of proxy).

  •
  To vote by mail, simply complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided.

  •
  If you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform, a process to which we have agreed and which has been approved by Computershare, our registrar. For further information regarding Proxymity, please go to www.proxymity.io. Before you can appoint a proxy via this process, you will need to have agreed to Proxymity's associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy via the Proxymity platform.

  •
  If the Stay at Home Measures are relaxed or removed by the time of the AGM such that ordinary shareholders are allowed to attend the AGM, to vote in person, come to the AGM and we will give you a poll card when you arrive.

        All proxies (however submitted) must be lodged with Computershare, our registrar, by no later than 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on June 25, 2020.

        If you properly give instructions as to your proxy appointment by executing and returning a form of proxy, or by submitting your proxy online, and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.

  Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent

        If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.

  Holders of American Depositary Shares

        If you are a holder of ADSs, you should follow the directions on the ADS proxy card you received.

        Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. no later than 10:00 a.m. Eastern Daylight Time on Tuesday, June 23, 2020. Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

        Holders of ADSs are not entitled to attend and vote at the AGM in person.

How will my ordinary shares or ADSs be voted if I do not specify how they should be voted?

        If you sign and send your form of proxy but do not indicate how you want your ordinary shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the AGM. As a reminder, we urge all shareholders to appoint the Chairman of the AGM as your proxy as, unless the Stay at Home Measures are relaxed or removed by the time of the AGM, any other proxy you appoint will not be permitted to attend the AGM and vote on your behalf.

        If a holder of ADSs does not submit an ADS proxy card to Citibank, N.A. by the deadline specified, the ADS holder shall be deemed to have instructed Citibank, N.A. to give a discretionary proxy to a person designated by us to vote the ordinary shares represented by his or her ADSs (provided that no such discretionary proxy shall be given if we inform Citibank, N.A. that we do not want such proxy to be given, substantial opposition exists or the rights of ADS holders may be adversely affected). If the enclosed ADS proxy card is signed but is missing voting instructions, Citibank, N.A. will deem the ADS holder to have instructed it to vote in favor of the proposals. If the enclosed ADS proxy card is improperly completed, Citibank, N.A. will not vote the ADSs to which such ADS proxy card relates; in particular, if more than one voting box is marked for any proposal, the ADS holder shall be deemed to have directed Citibank, N.A. to abstain on the proposal concerned.

Can I change my vote or revoke a proxy?

        An ordinary shareholder of record can revoke his, her or its proxy before 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on June 25, 2020 (the deadline for submission of proxies) in one of the following ways:

  •
  entering a new vote over the Internet;

  •
  submitting another signed form of proxy bearing a later date;

  •
  if you are an institutional investor that has appointed a proxy electronically through Proxymity, by entering a new voting instruction via your voting platform;

  •
  notifying our Company Secretary in writing that you are revoking your proxy. Your revocation must be received at our registered office before 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time) on June 25, 2020 to be effective; or

  •
  if the Stay at Home measures are relaxed or removed by the time of the AGM such that ordinary shareholders are allowed to attend the AGM, an ordinary shareholder of record may change his or her vote by voting in person at the AGM.

        If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares. See also "What if I plan to attend the Meeting?"

        If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by Citibank, N.A. or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by Citibank, N.A. or the broker, bank or other nominee, as applicable, will be used to instruct Citibank, N.A. how to vote your ADSs.

Who counts the votes?

        Computershare has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Computershare for tabulation or appoint submit your proxy electronically over the Internet at www.investorcentre.co.uk/eproxy (see instructions on form of proxy).

        If you hold your ordinary shares through a broker, your broker will return the form of proxy to Computershare or directly submit your proxy to Computershare online.

        If you are a holder of record of ADSs, you can return your executed ADS proxy card to Citibank, N.A. for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to Citibank, N.A. following your instruction. Citibank, N.A. will submit your votes to Computershare for tabulation.

How are votes counted?

        Voting on all resolutions at the AGM will be conducted by way of a poll, rather than a show of hands. Votes will be counted by Computershare, who will separately count "For," "Against" and abstentions.

What is an "abstention" and how would it affect the vote?

        An abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes for or against a particular resolution.

How many votes do I have?

        On each matter to be voted upon, each ordinary shareholder of record present in person at the AGM or having submitted a proxy as set out in this proxy statement, or being a corporation present at the AGM by a duly authorized representative, has one vote for each ordinary share held as of June 25, 2020.

        On each matter to be voted upon, each holder of ADSs has one vote for each ADS held as of April 20, 2020.

What about joint holders?

        In the case of joint holders of record of an ordinary share, the vote of the senior who tenders the vote (whether in person or by proxy) will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in our relevant register of members of the company (as the case may be) in respect of the joint holding (with the first named being the most senior).

What if I plan to attend the Meeting?

        As noted above under "What are the arrangements for the AGM given the current COVID-19 pandemic?," unless the Stay at Home Measures have been relaxed or removed by the time of the AGM, you will not be permitted to attend the AGM and vote in person.

        In the event that the Stay at Home Measures have been relaxed or removed by the time of the AGM and shareholders are permitted to attend the AGM, attendance at the AGM will be limited to ordinary shareholders of record as of 6:00 p.m. London time (1:00 p.m. Eastern Daylight Time) on Thursday, June 25, 2020. In order to obtain admittance to the AGM each shareholder may be asked to present valid picture identification, such as a driver's license or passport. If your ordinary shares are held through brokerage accounts or by a bank or other nominee, you may be able to attend at the discretion of the Chairman. Any corporation which is an ordinary shareholder of record may by resolution of its directors authorize one or more persons to act as its representative(s) at the AGM and the person(s) so authorized shall (on production of a certified copy of such resolution at the AGM) be entitled to exercise these same powers on behalf of the corporation as the corporation could exercise if it were one of our individual shareholders.

        Holders of ADSs are not entitled to attend and vote at the AGM in person in any event.

How do you solicit proxies?

        We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse Citibank, N.A. for their expenses in sending materials, including ADS proxy cards, to ADS holders of record.

What do I do if I receive more than one set of Proxy Materials?

        If you hold ordinary shares in more than one account, you will receive Proxy Materials for each account. To ensure that all of your shares are voted, please sign, date and return all forms of proxy received. Please be sure to vote all of your shares.

        If you hold ADSs in your own name registered on the books of the Depositary, you are considered the registered holder of the ADSs and will receive the Proxy Materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the Proxy Materials from your broker, bank or other nominee.

Will there be any other business conducted at the Meeting?

        Subject to any shareholder proposals submitted in accordance with section 338 of the U.K. Companies Act 2006 (the "Companies Act") (as summarized below), no matters other than proposals 1 through 10 may be presented at the AGM. We have not been notified of, and our Board is not aware of, any other matters to be presented for action at the AGM.

        Under section 338 of the Companies Act, shareholders meeting the threshold requirement in that section may require us to give to our shareholders entitled to receive this notice of the AGM notice of a resolution which may properly be moved and is intended to be moved at the AGM unless (i) it would, if passed, be ineffective whether by reason of inconsistency with any enactment or our constitution or otherwise, (ii) it is defamatory of any person or (iii) it is frivolous or vexatious. Such a request may be in hard copy form or in electronic form, must identify the resolution of which notice is to be given, must be authorized by the person or persons making it and must be received by us not later than Monday, May 18, 2020, being the date six weeks before the AGM.

What is Computershare's role?

        Computershare is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Computershare at tel: +44 (0) 370 703 0031 or by writing to Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZZ, England.

        Communications concerning ADS holder of record accounts can be handled by contacting Citibank, N.A.—ADR Shareholder Services at +1-877- 248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email at citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077.

How can I find out the results of the voting at the Meeting?

        Voting results will be announced by the filing of a current report on Form 8-K within four business days after the AGM. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

Who do I contact regarding my ADS holdings?

        If you are an ADS holder of record and have queries about how to deliver voting instructions, please contact Citibank, N.A.—ADR Shareholder Services by telephone at +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email at citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077. If you hold your ADSs through a custodian, broker or other agent, you should refer to the contact information provided by your agent.

What do I do if I have additional questions?

        If you have any further questions about voting or attending the AGM, please call Jim Sutcliffe, Company Secretary, by email at jim.sutcliffe@bicycletx.com.com or by telephone at +44 (0)1223 261515.

Directions to AGM

        Directions to the AGM, which is to be held at our principal executive offices, located at Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT, United Kingdom, are available at: https://investors.bicycletherapeutics.com. Information included on our website, other than the Proxy Materials, is not part of our proxy soliciting materials. As a reminder, unless the Stay at Home Measures are relaxed or removed prior to the date of the AGM, shareholders will not be permitted to attend the AGM.

RE-ELECTION OF DIRECTORS

        Our Board of Directors currently consists of ten directors. Our Articles of Association divides our Board into three classes, Class I, Class II and Class III, each of which will consist, as nearly as possible, of one-third of the total number of directors constituting our entire board and which will serve staggered three-year terms.

  •
  Class I directors: Janice Bourque, Veronica Jordan and Sir Greg Winter, whose current terms will expire at the AGM;

  •
  Class II directors: Michael Anstey, Kate Bingham and Kevin Lee whose current terms will expire at the 2021 annual general meeting of shareholders;

  •
  Class III directors: Bosun Hau, Richard Kender, Pierre Legault and Carolyn Ng whose current terms will expire at the 2022 annual general meeting of shareholders.

        Under our Articles of Association, at the first annual general meeting following our listing on The Nasdaq Stock Exchange ("Nasdaq"), each director in Class I will retire from office but will be eligible for re-appointment by ordinary resolution at such annual general meeting and, in each case, where such director is so re-appointed, they will be entitled to serve until the third anniversary of such annual general meeting, at which point such director shall retire from office but shall be eligible for reappointment.

        Acting upon the recommendation of our Nominating and Governance Committee, our Board nominated Ms. Bourque, Dr. Jordan and Sir Greg Winter for re-election as Class I directors and no other nominees for directors have been presented. If elected, the nominees will hold office from the date of re-election until the 2023 annual general meeting of shareholders, which is the third anniversary of the AGM, and until his or her successor is elected and has been qualified, or until his or her earlier death, resignation or removal. It is anticipated that following the AGM, if all of the above directors are re-elected, the Board will continue to be comprised of ten directors.

        In conjunction with an orderly transition process to ultimately result in a reduction in Board size, on September 27, 2019 Michael Anstey, Bosun Hau, and Carolyn Ng advised us of their intentions to resign as directors on June 30, 2020. After June 30, 2020, the Board will comprise seven directors.

        In connection with proposals 1, 2 and 3, we set forth the biographical information for the nominees to our Board. For biographical information for the other directors, see the section of this proxy statement titled Board of Directors and Corporate Governance.

PROPOSAL 1—RE-ELECTION OF JANICE BOURQUE TO THE BOARD OF DIRECTORS

        Ms. Janice Bourque is currently a member of our Board and has been nominated for re-election as a director. If re-elected, she will hold office from the date of her re-election until the third anniversary of the AGM occurring in 2023, where she must retire by rotation and offer herself for re-election, or until her earlier death, resignation or removal. Ms. Bourque has agreed to serve if re-elected, and we have no reason to believe that she will be unable to serve.

        Ms. Bourque has served as a member of our Board since July 2019. Ms. Bourque is a Managing Director in Hercules Capital's life sciences group and has more than 25 years of life science experience and a focus on emerging growth stage companies. Previously, Ms. Bourque has consulted for Commons Capital, served as Senior Vice President and Group Head Life Sciences at Comerica Bank and was President and Chief Executive Officer of the Massachusetts Biotechnology Council. Ms. Bourque currently serves on the board of directors of Poxel, SA and the Village Bank. Ms. Bourque has also served on the board of directors of the MIT Koch Institute for Integrative Cancer Research. She holds a B.S. in veterinary science and an MBA in finance and accounting from the University of New Hampshire. We believe that Ms. Bourque is qualified to serve on our Board based on her extensive experience as a senior executive and board member in the life sciences sector.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION
OF JANICE BOURQUE TO THE BOARD OF DIRECTORS AS A CLASS I DIRECTOR

 PROPOSAL 2—RE-ELECTION OF VERONICA JORDAN TO THE BOARD OF DIRECTORS

        Dr. Veronica Jordan is currently a member of our Board and has been nominated for re-election as a director. If re-elected, she will hold office from the date of her re-election until the third anniversary of the AGM occurring in 2023, where she must retire by rotation and offer herself for re-election, or until her earlier death, resignation or removal. Dr. Veronica Jordan has agreed to serve if re-elected, and we have no reason to believe that she will be unable to serve.

        Dr. Jordan has served as a member of our Board since October 2019. Dr. Jordan has been a corporate director for more than 15 years, with extensive experience in the biopharmaceutical industry, and has been an advisor to companies developing novel healthcare products. Since 2007, Dr. Jordan has served as an independent consultant to healthcare companies and contract research organizations and as Managing Director of Golden Seeds, an angel investor network. She was previously CEO and President of Medelle Corporation, a private medical device company, and held various executive roles at PAREXEL International during her 14 years on the company's management team. Dr. Jordan has been a member of the board of directors of Vermillion, Inc. since 2014. From 2006 to 2016, she was a member of the board of directors of Albany Molecular Research, Inc. Dr. Jordan earned a B.A. in biochemistry from Cambridge University and a Ph.D. in biochemistry and cell biology from Oxford University. We believe that Dr. Jordan is qualified to serve on our Board based on her extensive experience across diverse corporate functions, including clinical operations, business development, and corporate governance.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION
OF DR. VERONICA JORDAN TO THE BOARD OF DIRECTORS AS A CLASS I DIRECTOR

 PROPOSAL 3—RE-ELECTION OF SIR GREG WINTER TO THE BOARD OF DIRECTORS

        Sir Greg Winter is currently a member of our Board and has been nominated for re-election as a director. If re-elected, he will hold office from the date of his election until the third anniversary of the AGM occurring in 2023, where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Sir Greg has agreed to serve if re-elected, and we have no reason to believe that he will be unable to serve.

        Sir Greg Winter, FRS is our Co-Founder and has served on of our Board since our inception. Sir Greg was a member of staff of the Medical Research Council Laboratory of Molecular Biology (LMB) in Cambridge, U.K. from 1981 to 2012, serving as both Deputy and Acting Director. He is currently a Fellow of Trinity College, Cambridge and was previously a Master of Trinity College, Cambridge from October 2012 to June 2019. Sir Greg also serves as a consultant to biotechnology companies. Sir Greg is a Fellow of the Royal Society and was knighted in 2004 for services to science. In 2018, Sir Greg was awarded a Nobel Prize in Chemistry for his work in developing phage display for the directed evolution of antibodies and peptides to produce new medicines. He has been the Acting Chairman of Biosceptre International Limited from 2016 to 2018. Sir Greg was a founder and non-Executive Director of Cambridge Antibody Technology and Domantis. We believe that Sir Greg is qualified to serve on our Board based on his extensive research experience, knowledge of antibody medicines and academic achievements, combined with his experience in the biotechnology industry.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION
OF SIR GREG WINTER TO THE BOARD OF DIRECTORS AS A CLASS I DIRECTOR

PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2020

PROPOSAL 5—RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS OUR U.K. STATUTORY AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION
OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

PROPOSAL 6—AUTHORIZATION FOR THE AUDIT COMMITTEE TO DETERMINE THE
U.K. STATUTORY AUDITORS' REMUNERATION FOR THE YEAR ENDING DECEMBER 31, 2020

        The Audit Committee is responsible for the selection, appointment and negotiation of the remuneration of our U.S. independent registered public accounting firm and our U.K. statutory auditors. The Audit Committee has approved the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England ("PwC") as our U.S. independent registered public accounting firm for our fiscal year ending December 31, 2020 and the re-appointment of PwC as our U.K. statutory auditors until the conclusion of our 2021 annual general meeting of shareholders. In proposals 4 and 5, we are asking our shareholders to ratify the selection of PwC as our U.S. independent registered public accounting firm and to re-appoint PwC as our U.K. statutory auditors.

        Our organizational documents do not require that the shareholders ratify the selection of PwC as our U.S. independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PwC to the shareholders for ratification as a matter of good corporate practice. Even if the selection of PwC is ratified, the Audit Committee in its discretion may direct the appointment of a different U.S. independent registered public accounting firm at any time during the year if our Audit Committee determines to make such a change. In the event our shareholders fail to ratify the selection of PwC, our Audit Committee will consider whether to select other auditors for the year ending December 31, 2020.

        In accordance with the Companies Act, our U.K. statutory auditors must be re-appointed at each meeting at which the annual report and accounts are presented to our shareholders. If this proposal is not approved by our shareholders at the AGM, our Audit Committee may appoint auditors to fill the vacancy.

        PwC has served as our or our predecessor's independent registered public accounting firm since 2010, which includes periods before we become subject to SEC reporting requirements. In addition, PwC has served as our or our predecessor's U.K. statutory auditors since 2010. Usually, representatives of PwC would be expected to be present at the AGM, to have the opportunity to make a statement if they so desire and to be available to respond to appropriate questions. However, given the COVID-19 pandemic and the Stay at Home Measures currently in force in the United Kingdom, we do not currently expect representatives of PwC to be in attendance at the AGM.

        In accordance with the Companies Act, the remuneration of our U.K. statutory auditors must be fixed in a general meeting of shareholders or in such manner as may be determined in a general meeting of shareholders. In proposal 6, we are asking our shareholders to authorize the Audit Committee to determine the remuneration of PwC as our U.K. statutory auditors for the year ending December 31, 2020.

Accounting Firm Fees

        The table below sets forth a summary of the fees billed to us by PwC for professional services rendered for the years ended December 31, 2019 and December 31, 2018. All such audit and audit-related services were pre-approved by the Audit Committee.

	Fiscal Year Ended
	2019	2018
Audit Fees(1)	$1,721,000	$1,107,000
Audit-related fees	—	—
Tax fees(2)	—	26,000
All other fees	—	—

Total Fees	$1,721,000	$1,113,000

(1)
Audit fees include fees for the audit and quarterly reviews of our 2019 and 2018 consolidated financial statements, statutory audits, offering memoranda, registration statement filings and issuance of consents.

(2)
Tax fees for 2018 include fees billed for consultations regarding tax planning matters.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by PwC. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the auditor or on an individual, explicit, case-by-case basis before the auditor is engaged to provide each service.

        The Audit Committee has determined that the rendering of services other than audit services by PwC are compatible with maintaining the accounting firm's independence.

        The Audit Committee has delegated to its chairman the authority, from time to time, to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent auditors and associated fees, provided that the chairman shall report any decisions to pre-approve such audit-related and non-audit services and fees to our full Audit Committee at its next regular meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE:

  •
  RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSE COOPERS LLP AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020

  •
  RE-APPOINTMENT OF PRICEWATERHOUSE COOPERS LLP AS OUR U.K. STATUTORY AUDITORS, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

  •
  AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE OUR U.K. STATUTORY AUDITORS' REMUNERATION FOR THE YEAR ENDING DECEMBER 31, 2020

 PROPOSAL 7—RESOLUTION TO RECEIVE AND ADOPT OUR
2019 U.K. ANNUAL REPORT

        In accordance with the Companies Act, our Board is required to present our 2019 U.K. Annual Report, which includes the audited portion of the directors' annual report on remuneration, to the shareholders at the AGM. Shareholders who wish to raise questions in relation to the 2019 U.K. Annual Report can submit questions for the Board in advance of the AGM to shareholderquestions@bicycletx.com. The Board will endeavor, where appropriate, to answer such questions by publishing responses on our website as soon as practical after the AGM. If the Stay at Home Measures are relaxed or removed prior to the AGM such that shareholders are permitted to attend the AGM, we will provide our shareholders with an opportunity to raise questions in relation to the 2019 U.K. Annual Report at the AGM. In accordance with best practice, we are proposing an ordinary resolution to receive and adopt the 2019 U.K. Annual Report.

        The 2019 U.K. Annual Report may be found in the AGM section of our website at https://investors.bicycletherapeutics.com.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION
TO RECEIVE AND ADOPT OUR 2019 U.K. ANNUAL REPORT

 PROPOSAL 8—APPROVAL OF OUR U.K. STATUTORY DIRECTORS' ANNUAL REPORT ON REMUNERATION

        The Companies Act requires that our directors' remuneration report, as set forth as Annex A to this proxy statement and on pages 23 to 52 of the 2019 U.K. Annual Report, be subject to an annual advisory vote. Accordingly, we are asking shareholders to approve, on an advisory basis, the directors' remuneration report (other than the directors' remuneration policy set out on pages A-4 to A-19).

        Our Board considers that appropriate remuneration of directors plays a vital part in helping to achieve our overall objectives. We encourage shareholders to read the directors' remuneration report. Our Board and the Compensation Committee believe that the policies and procedures as articulated in the directors' remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our U.K. statutory auditors, PwC, have audited those parts of the directors' remuneration report that are required to be audited. Our Board has approved and signed the report in accordance with English law.

        This vote is advisory and non-binding and the directors' entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced or withheld in the event that the resolution is not passed. Although non-binding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our director remuneration program. Following the AGM, and as required under English law, the directors' annual report on remuneration will be delivered to the U.K. Registrar of Companies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF OUR U.K. STATUTORY
DIRECTORS' ANNUAL REPORT ON REMUNERATION SET FORTH IN ANNEX A

 PROPOSAL 9—APPROVAL OF OUR U.K. STATUTORY DIRECTORS' REMUNERATION POLICY

        In accordance with the Companies Act, as a company incorporated in England and Wales listed on Nasdaq, we are required to establish a directors' remuneration policy, containing a framework of limits within which the Compensation Committee are authorized by shareholders to operate. The directors' remuneration policy is required to be approved by shareholders at least every three years by the passing of an ordinary resolution at the annual general meeting. On approval of the directors' remuneration policy (and once it commences), all payments by us to our directors and former directors (in their capacity as directors) will be made in accordance with the directors' remuneration policy, unless a payment has been separately approved by a shareholder resolution.

        Our U.K. statutory directors' remuneration policy is set forth on pages A-4 to A-19 of Annex A to this proxy statement and is also contained within the directors' remuneration report in the 2019 U.K. Annual Report. We encourage shareholders to read the directors' remuneration policy. The directors' remuneration policy describes in detail our remuneration policies and procedures and explains how these policies and procedures help to achieve our compensation objectives with regard to our directors and the recruitment and retention of high-quality directors. Our Board and the Compensation Committee believe that the policies and procedures as articulated in the directors' remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our Board has approved and signed the directors' remuneration report in accordance with English law and it will be delivered to the Registrar of Companies in England and Wales after the AGM.

        At the AGM, the shareholders will vote on the directors' remuneration policy. This vote is binding and requires the approval of 50% or more of shareholders to pass. Once the directors' remuneration policy is approved, we will not be able to make a remuneration payment or a payment for loss of office to a current, past or future director or a payment for loss of office to a current or past director unless that payment is consistent with the policy or has been approved by a resolution of our shareholders.

        If this resolution is not passed at the AGM, we will be required to incur additional expenses to comply with English law as we will be required to hold additional shareholder meetings until a policy is approved. In addition, if the directors' remuneration policy is not approved, we may not be able to pay the expected compensation to our directors, including our Chief Executive Officer, which could materially harm our ability to retain our top executives and manage our business.

        If approved, the directors' remuneration policy will take effect immediately after the end of the AGM and will apply for three years, although our Compensation Committee may seek approval for a new directors' remuneration policy at an earlier point if it is considered appropriate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF OUR
U.K. STATUTORY DIRECTORS' REMUNERATION POLICY SET FORTH IN ANNEX A

PROPOSAL 10—APPROVAL OF OUR 2020 EQUITY INCENTIVE PLAN

        Our Board is requesting shareholder approval of the Bicycle Therapeutics plc 2020 Equity Incentive Plan (the "2020 Plan"). The 2020 Plan is intended to be the successor to the Bicycle Therapeutics Share Option Plan, as amended (the "2019 Plan").

Why We Are Asking Our Shareholders to Approve the 2020 Plan

        We are seeking shareholder approval of the 2020 Plan to ensure that we have an appropriate number of shares available to support our planned growth and to permit the grant of a wider array of equity awards beyond share options, which will enable us to have a competitive equity incentive program to compete with our peer group for key talent.

        Approval of the 2020 Plan by our shareholders will allow us to grant market value options, market value stock appreciation rights ("SARs") or restricted shares, restricted share units ("RSUs"), performance restricted share units ("PSUs") and other share-based awards at levels determined appropriate by the Board or Compensation Committee. The 2020 Plan will also allow us to utilize a broad array of equity incentives in order to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our shareholders.

        If this proposal is approved by our shareholders, the 2020 Plan will become effective as of the date of the AGM and no additional awards will be granted under the 2019 Plan. In the event that our shareholders do not approve this proposal, the 2020 Plan will not become effective and the 2019 Plan will continue to be effective in accordance with its terms.

Share Reserve Information

        If this proposal is approved by our shareholders, then the aggregate number of our ordinary shares that may be issued under the 2020 Plan will not exceed 4,797,000, which is the sum of (i) 574,679 new shares, (ii) the number of shares remaining available for the grant of new awards under the 2019 Plan as of immediately prior to the effective date of the 2020 Plan (the "Remaining Prior Plan Reserve"), (iii) certain shares subject to outstanding awards granted under the 2019 Plan that may become available for issuance under the 2020 Plan, as such shares become available from time to time (as further described below in "Description of the 2020 Plan—Shares Available for Awards", and (iv) certain shares subject to awards granted pursuant to option contracts issued prior to our initial public offering that may become available for issuance under the 2020 Plan, as such shares become available from time to time (as further described below in "Description of the 2020 Plan—Shares Available for Awards"). The aggregate number of shares to be available under the 2020 Plan if this proposal is approved by our shareholders, including the Remaining Prior Plan Reserve and the shares subject to outstanding awards granted under the 2019 Plan and granted prior to our initial public offering that may become available for issuance under the 2020 Plan, each as of April 20, 2020, is set forth below:

Total shares available under 2019 Plan, as of April 20, 2020	567,433
Shares subject to awards outstanding under the 2019 Plan as of April 20, 2020, which may become available for future grant under the 2020 Plan	2,622,898
Shares subject to option contracts granted prior to our initial public offering as of April 20, 2020, which may become available for future grant under the 2020 Plan	1,031,990
Additional shares requested under 2020 Plan	574,679
Total shares to be available under 2020 Plan after AGM	4,797,000

Why You Should Vote to Approve the 2020 Plan

Equity Awards Are an Important Part of Our Compensation Philosophy

        The Board believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, directors and consultants because of the strong competition for highly trained and experienced individuals among biopharmaceutical companies. The 2020 Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry. To date, option awards have been a key aspect of our program to attract and retain key employees, directors and consultants. The 2020 Plan will also permit us to grant a wider variety of equity awards, which will enable us to compete against our peer group for key talent. We believe the use of equity awards strongly aligns the interests of our employees with those of our shareholders by placing a considerable proportion of our employees' total compensation "at risk" because it is contingent on the appreciation in value of our ordinary shares. In addition, we believe equity awards encourage employee ownership of our ordinary shares and promote retention through the reward of long-term Company performance.

We Carefully Manage the Use of Equity Awards and Dilution is Reasonable

        Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing shareholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our "burn rate," to ensure that we maximize shareholders' value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, directors and consultants.

Overhang

        The following table provides certain information regarding our use of equity awards as of April 20, 2020.

Total number of ordinary shares subject to outstanding options	3,654,888
Weighted-average exercise price of outstanding options	$9.72
Weighted-average remaining term of outstanding options	9.07 years
Total number of ordinary shares available for grant under the 2019 Plan(1)	567,433
Total number of ordinary shares outstanding	18,016,207
Per share closing price of ordinary shares as reported on Nasdaq	$15.00

(1)
As of April 20, 2020, there were no ordinary shares available for grant under any of our equity incentive plans, other than the 2019 Plan (as described in the table above).

The 2020 Plan Combines Compensation and Governance Best Practices

        The 2020 Plan includes provisions that are designed to protect our shareholders' interests and to reflect corporate governance best practices, including:

  •
  No discounted options or share appreciation rights.  All options and SARs granted under the 2020 Plan must have an exercise price equal to or greater than the fair market value of our ordinary shares on the date the option or SAR is granted.

  •
  Awards subject to forfeiture/clawback.  Awards granted under the 2020 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that we adopt. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

  •
  No dividend or dividend equivalent rights for awards other than restricted shares.  Holders of awards granted under the 2020 Plan, other than holders of restricted shares, will not be entitled to dividend or dividend equivalent rights unless and until such awards are settled in ordinary shares. Holders of restricted shares will be entitled to receive dividends, if and when declared, but any ordinary shares issued as dividends will be subject to the same restrictions on transferability and forfeiture as the underlying restricted shares.

  •
  No liberal change in control definition.  The change in control definition in the 2020 Plan is not a "liberal" definition. A change in control transaction must actually occur in order for the change in control provisions in the 2020 Plan to be triggered.

  •
  Material amendments require shareholder approval.  Consistent with Nasdaq rules, the 2020 Plan requires shareholder approval of any material revisions to the 2020 Plan. In addition, certain other amendments to the 2020 Plan require shareholder approval.

Description of the 2020 Plan

        The material terms of the 2020 Plan are summarized below. The following description of the 2020 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2020 Plan. Shareholders are urged to read the actual text of the 2020 Plan in its entirety, a copy of which is attached to this proxy statement as Annex B.

  Eligibility

        Our employees are eligible to receive awards under the 2020 Plan. Our non-employee directors and consultants are eligible to receive awards under the 2020 Non-Employee Sub-Plan to the 2020 Plan described below. Incentive stock options may be granted under the 2020 Plan only to our employees.

        As of April 20, 2020, 78 of our employees would be eligible to receive awards under the 2020 Plan, 9 of our non-employee directors and 20 consultants would be eligible to receive awards under the 2020 Non-Employee Sub-Plan. Persons eligible to receive awards under the 2020 Plan, including under the 2020 Non-Employee Sub-Plan, are together referred to as service providers below. Except as otherwise specified, references below to the 2020 Plan include the 2020 Non-Employee Sub-Plan.

  Administration

        The 2020 Plan is administered by our Board, which may delegate its duties and responsibilities to one or more committees of our directors and/or officers (referred to as the plan administrator below), subject to certain limitations imposed under the 2020 Plan, and other applicable laws and stock exchange rules. The plan administrator has the authority to take all actions and make all determinations under the 2020 Plan, to interpret the 2020 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2020 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards, set the terms and conditions of all awards under the 2020 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2020 Plan.

  Shares Available for Awards

        The maximum number of ordinary shares that may be issued under our 2020 Plan as of April 20, 2020 is 4,797,000, which is the sum of (i) 574,679 new shares, (ii) the Remaining Prior Plan Reserve, (iii) the number of shares subject to options or other share awards granted under our 2019 Plan that expire, terminate, are forfeited or otherwise not issued, or are withheld to satisfy a tax withholding obligation in connection with an award or to satisfy a purchase or exercise price of an award (such as upon the expiration or termination of a share award prior to vesting), if any, and (iv) the number of shares subject to awards granted pursuant to option contracts issued prior to our initial public offering that may become available for issuance under the 2020 Plan, as such shares become available from time to time, if any. The Remaining Prior Plan Reserve was 567,433 ordinary shares as of April 20, 2020, the number of ordinary shares that were subject to outstanding awards granted under the 2019 Plan that may become available for issuance under the 2020 Plan, as such shares become available from time to time, was 2,622,898 ordinary shares as of April 20, 2020 and the number of shares subject to awards granted pursuant to option contracts issued prior to our initial public offering that may become available for issuance under the 2020 Plan, as such shares become available from time to time, was 1,031,990 as of April 20, 2020.

        No more than 14,391,000 ordinary shares may be issued under the 2020 Plan upon the exercise of incentive share options. In addition, the number of ordinary shares reserved for issuance under our 2020 Plan will automatically increase on January 1 of each year, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 5% of the total number of shares outstanding on December 31 of the preceding calendar year. Our Board may act prior to January 1 of a given year to provide that there will be no increase for such year or that the increase for such year will be a lesser number of ordinary shares. Ordinary shares issued under the 2020 Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares.

        If an award under the 2020 Plan, expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited or if any shares subject to such award are withheld to satisfy a tax withholding obligation in connection with an award or to satisfy a purchase or exercise price of an award, any unused shares subject to the award will, as applicable, become or again be available for new grants under the 2020 Plan.

        Awards granted under the 2020 Plan in substitution for any options or other equity or equity-based awards granted by an entity before the entity's merger or consolidation with us or our acquisition of the entity's property or stock will not reduce the number of ordinary shares available for grant under the 2020 Plan, but will count against the maximum number of ordinary shares that may be issued upon the exercise of incentive options.

  Awards

        The 2020 Plan provides for the grant of market value options, market value SARs or restricted shares, RSUs, PSUs and other share-based awards. All awards under the 2020 Plan will be set forth in award agreements, which will detail the terms and conditions of awards, including any applicable vesting and payment terms, change of control provisions and post-termination exercise limitations. A brief description of each award type follows.

        Options and SARs.    Options provide for the purchase of our ordinary shares in the future at an exercise price set at no less than the fair market value of an ordinary share on the grant date. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date, with such amount payable in cash, shares or a combination of both. The plan administrator will determine the number of shares covered by each option and SAR, and the conditions and limitations applicable to the exercise of each option and SAR.

        In general, the term of options and SARs granted under the 2020 Plan may not exceed ten years from the grant date. If a holder violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement with us, the right of the holder's right to exercise any option or SAR will terminate immediately upon such violation, unless otherwise determined by us. In addition, if a holder is given notice of the holder's termination of service for cause, and the effective date of such termination of service is subsequent to the date of the delivery of such notice, the right of the holder to exercise any option or SAR will be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the holder's service will not be terminated for cause or (ii) the effective date of the holder's termination of service with us for cause (in which case the right of the holder to exercise any option or SAR will terminate immediately upon the effective date of such termination of service).

        Acceptable forms of consideration for the purchase of our ordinary shares pursuant to an option issued under the 2020 Plan will be determined by the plan administrator and may include cash, wire transfer of immediately available funds, check, ordinary shares previously owned by the holder, payment through a broker assisted exercise or a net exercise feature, delivery of a promissory note, or other good and valuable consideration approved by the plan administrator.

        The aggregate maximum number of ordinary shares that may be issued pursuant to the exercise of incentive stock options, or ISOs granted under the 2020 Plan is 14,391,000. The aggregate fair market value, determined at the time of grant, of our ordinary shares with respect to ISOs that are exercisable for the first time by a holder during any calendar year may not exceed $100,000. The options or portions of options that exceed this limit are treated as nonstatutory stock options. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

  •
  the option exercise price must be at least 110% of the fair market value of an ordinary share on the grant date; and

  •
  the term of the ISO award must not exceed five years from the grant date.

        Restricted Shares, RSUs and PSUs.    Restricted shares are an award of non-transferable Ordinary shares that remain forfeitable unless and until specified conditions are met and which may be subject to a purchase price. RSUs and PSUs are contractual promises to deliver our ordinary shares in the future, which may also remain forfeitable unless and until specified conditions are met. The plan administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to restricted shares, RSUs and PSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the 2020 Plan.

        Other Share-Based Awards.    Other share-based awards are awards of fully vested ordinary shares and other awards valued wholly or partially by referring to, or otherwise based on, our ordinary shares or other property. Other share-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled. The plan administrator will determine the terms and conditions of other share-based awards, which may include any purchase price, performance goal, transfer restrictions and vesting conditions.

  Performance Criteria

        The plan administrator may select performance criteria for an award to establish performance goals for a performance period.

  Certain Transactions

        In connection with certain corporate transactions and events affecting our ordinary shares, including a change of control, another similar corporate transaction or event, another unusual or nonrecurring transaction or event affecting us or our financial statements or a change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the 2020 Plan to prevent the dilution or enlargement of intended benefits, facilitate the transaction or event or give effect to the change in applicable laws or accounting principles. This includes canceling awards for cash or property, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares subject to outstanding awards and/or with respect to which awards may be granted under the 2020 Plan and replacing or terminating awards under the 2020 Plan. Notwithstanding the generality of the foregoing, in the event of a change of control of us, any awards will vest in full immediately prior to such change of control. Any awards in the form of options which vest in connection therewith will be exercisable for a period determined by the plan administrator (not exceeding six months) and shall lapse thereafter. In addition, in the event of certain non-reciprocal transactions with our shareholders, the plan administrator will make equitable adjustments to the 2020 Plan, the limits thereunder and outstanding awards as it deems appropriate to reflect the transaction.

        A change of control is defined in the 2020 Plan as (i) a sale of all or substantially all of our assets; (ii) a person obtaining control of us (defined by reference to the ability to secure that the affairs of the company are conducted in accordance with that person's wishes due to the holding of our shares, other possession of voting power or pursuant to our articles of association or other document); or (iii) a person becoming bound or entitled under sections 979 to 985 of the UK Companies Act 2006 (or similar law of another jurisdiction) to acquire our ordinary shares. The occurrence of a change of control is determined by the plan administrator.

  Plan Amendment and Termination

        Our Board may amend or terminate the 2020 Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the 2020 Plan, may materially and adversely affect an award outstanding under the 2020 Plan without the consent of the affected participant and shareholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. Further, the plan administrator may, without the approval of our shareholders, amend any outstanding option or SAR to reduce its price per share or cancel any outstanding option or SAR in exchange for cash or another award under the 2020 Plan with an exercise price per share that is less than the exercise price per share of the original option or SAR. The 2020 Plan will remain in effect until the tenth anniversary of its effective date unless earlier terminated by our Board. No awards may be granted under the 2020 Plan after its termination.

  Transferability and Participant Payments

        Except as the plan administrator may determine or provide in an award agreement, awards under the 2020 Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator's consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the 2020 Plan, and exercise price obligations arising in connection with the exercise of options under the 2020 Plan, the plan administrator may, in its discretion, accept cash, wire transfer or cheque, our ordinary shares that meet specified conditions, a promissory note, a "market sell order," such other consideration as the plan administrator deems suitable or any combination of the foregoing.

  Non-U.S. and Non-U.K. Participants

        The plan administrator may modify awards granted to participants who are non-U.S. or U.K. nationals or employed outside the U.S. and the U.K. or establish sub-plans or procedures to address differences in laws, rules, regulations or customs of such international jurisdictions with respect to tax, securities, currency, employee benefit or other matters or to enable awards to be granted in compliance with a tax favorable regime that may be available in any jurisdiction.

  2020 Non-Employee Sub-Plan

        The 2020 Non-Employee Sub-Plan governs equity awards granted to our non-employee directors and consultants. The 2020 Non-Employee Sub-Plan provides for awards to be made on identical terms to awards made under our 2020 Plan.

U.S. Federal Income Tax Consequences

        The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2020 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant's tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of shares acquired the 2020 Plan. The 2020 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended, (the "Code") and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Share Options

        Generally, there is no taxation upon the grant of a nonstatutory share option if the option is granted with an exercise price equal to the fair market value of the underlying shares on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying share on the date of exercise of the option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant's tax basis in those shares will be equal to his or her fair market value on the date of exercise of the option, and the participant's capital gain holding period for those shares will begin on that date.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

        The 2020 Plan provides for the grant of options that are intended to qualify as "incentive stock options," as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option ("ISO"). If the participant holds a share received upon exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant's tax basis in that share will be long-term capital gain or loss.

        If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired upon exercise of an ISO exceeds the exercise price of the option generally will be an adjustment included in the participant's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

        We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Share Awards

        Generally, the recipient of a restricted share award will recognize ordinary income at the time the share is received equal to the excess, if any, of the fair market value of the share received over any amount paid by the recipient in exchange for the share. If, however, the share is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the share), the recipient generally will not recognize income until the share becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the share on the date it becomes vested over any amount paid by the recipient in exchange for the share. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted share award, to recognize ordinary income, as of the date the recipient receives the restricted share award, equal to the excess, if any, of the fair market value of the share on the date the restricted share award is granted over any amount paid by the recipient for the share.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted share award will be the amount paid for such shares plus any ordinary income recognized either when the share is received or when the share becomes vested.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted share award.

Restricted Share Unit Awards

        Generally, the recipient of a restricted share unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the shares are delivered equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. To comply with the requirements of Section 409A of the Code, the shares subject to a restricted share unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted share unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted share unit award will be the amount paid for such shares plus any ordinary income recognized when the shares are delivered.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted share unit award.

Share Appreciation Rights

        Generally, if a SAR is granted with an exercise price equal to the fair market value of the underlying ordinary share on the grant date, the recipient will recognize ordinary income equal to the fair market value of the shares or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the SAR.

Section 162(m) Limitations

        Under Section 162(m) of the Code, compensation paid to any publicly held corporation's "covered employees" that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the 2020 Plan will be subject to the deduction limit under Section 162(m) of the Code.

New Plan Benefits under 2020 Plan

Name and position	Dollar value	Number of shares
Kevin Lee, Ph.D., MBA	(1)	(1)
Chief Executive Officer
Lee Kalowski, MBA	(1)	(1)
Chief Financial Officer and President
Michael Skynner, Ph.D.	(1)	(1)
Chief Operating Officer
All current executive officers as a group	(1)	(1)
All current directors who are not executive officers as a group	(2)	(2)
All employees, including all current officers who are not executive officers, as a group	(1)	(1)

(1)
Awards granted under the 2020 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2020 Plan.

(2)
Awards granted under the 2020 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2020 Plan. Pursuant to our non-employee director compensation policy currently in effect, in January of each year, the Board or the Compensation Committee will grant to each non-employee director (other than the Chair) who has not announced an intention either to resign from the Board or not to stand for election at the next annual general meeting of shareholders, an option to purchase 16,000 ordinary shares, and the Chair will be granted an option to purchase 32,000 ordinary shares (the "Annual Grant"). Under the current terms of our non-employee director compensation policy, the aggregate number of shares subject to the Annual Grants that will automatically be granted to all of our current directors who are not executive officers who have not announced an intention either to resign from the Board and the Chair as a group will be 112,000 shares each year. For additional information regarding our current director compensation program, see the "Director Remuneration" section below.

Equity Compensation Plan Information

        The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders	2,634,346	$9.57	1,087,646
Equity compensation plans not approved by security holders	—	—	—

Total	2,634,346	$9.57	1,087,646

(1)
Amounts include outstanding awards under our 2019 Plan. There are no outstanding awards under the ESPP.

(2)
Amounts reflect the ordinary shares available for future issuance under our 2019 Plan and our 2019 Employee Share Purchase Plan. As of December 31, 2019, 872,646 ordinary shares remained available for issuance under the 2019 Plan, and 215,000 ordinary shares remained available for issuance under the ESPP.

        The 2019 Plan provides that on the first day of each financial year following adoption of the 2019 Plan, until such time as the Compensation Committee otherwise determines, the number of ordinary shares reserved for issuance pursuant to the 2019 Plan shall be cumulatively increased by 4% of the number of ordinary shares outstanding as of the day prior to the first day of the applicable new financial year (or such lesser amount as determined by the Board). As of January 1, 2020, the number of ordinary shares available for issuance increased automatically by 4% of our outstanding ordinary shares as of December 31, 2019, or 719,748 shares, pursuant to this provision. This increase is not reflected in the table above.

        Similarly, the ESPP provides that on January 1, 2020 and each January 1 thereafter through January 1, 2029, the number of ordinary shares reserved and available for issuance under the ESPP shall be cumulatively increased by the lower of: (i) 430,000 ordinary shares; (ii) one percent (1%) of the number of ordinary shares issued and outstanding on the immediately preceding December 31; or (iii) such lesser number of Shares as determined by the Compensation Committee. As of January 1, 2020, the number of ordinary shares available for issuance increased automatically by 1% of our outstanding ordinary shares as of December 31, 2019, or 179,937 shares, pursuant to this provision. This increase is not reflected in the table above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF OUR
2020 EQUITY INCENTIVE PLAN SET FORTH IN ANNEX B

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

        Our nominees for re-election as directors at the AGM are all currently serving as members of our Board. Information about each such nominee is set forth in the proposals 1, 2 and 3 and is incorporated into this section by reference. Set forth below is a list of our directors and their ages as of the date of this proxy statement.

Name	Age	Position
Pierre Legault, MBA, CPA	59	Director and Non-Executive Chairman
Kevin Lee, Ph.D., MBA	51	Chief Executive Officer and Executive Director
Michael Anstey, DPhil(1)	39	Non-Executive Director
Kate Bingham, MBA	54	Non-Executive Director
Janice Bourque, MBA	63	Non-Executive Director
Bosun Hau, MBA(1)	41	Non-Executive Director
Veronica Jordan, Ph.D.	69	Non-Executive Director
Richard Kender, MBA	64	Non-Executive Director
Carolyn Ng, Ph.D.(1)	36	Non-Executive Director
Sir Greg Winter, FRS	69	Non-Executive Director

(1)
Dr. Anstey, Mr. Hau and Dr. Ng will be resigning from the Board effective June 30, 2020.

        Biographical information for those directors who are not standing for re-election at the AGM and who will remain seated following the AGM, including each such individual's principal occupation, business experience and education, and an explanation of the qualifications, skills and experiences that we believe are relevant to such individual's service on our Board, are set forth below.

        Pierre Legault, MBA, CPA has served as our chairman and a member of our Board since March 2019. Mr. Legault has served on the board of directors of Urovant Sciences Ltd. as lead director since July 2018 and has also served on the board of directors of Poxel SA since January 2016 and has been chairman of such board since March 2016. Since February 2018, Mr. Legault has served on the board of directors and as chairman of the board of Artios Pharma Limited. Mr. Legault has also served as a director of Syndax Pharmaceuticals, Inc. since January 2017. Mr. Legault has also previously served as a member of the boards of directors at Clementia Pharmaceuticals Inc., Forest Laboratories, Inc., Tobira Therapeutics, Inc., NPS Pharmaceuticals, Inc., Regado Biosciences, Inc., ARMO Biosciences, Inc., Iroko Pharmaceuticals LLC, Cyclacel Pharmaceuticals Inc., Eckerd Pharmacy and NephroGenex, Inc., where he also served as the Chairman and Chief Executive Officer from 2012 to 2016. From 2010 to 2012, Mr. Legault served as the Chief Executive Officer of Prosidion Ltd., a subsidiary of Astellas Pharma Inc., and from 2009 to 2010, he served as the Chief Financial Officer and Treasurer of OSI Pharmaceuticals, Inc. Mr. Legault also previously served as the Chief Executive Officer of Eckerd Pharmacy and Chief Administrative Officer of the Rite Aid Corporation. Between 1989 and 2005, Mr. Legault held various global roles such as President, Chief Executive Officer and Chief Financial Officer at legacy companies of the Sanofi-Aventis group. Mr. Legault earned a B.B.A. in Business & International Finance from HEC Montreal, an MBA. in Marketing from McGill University and holds C.A. and C.P.A. diplomas. He also studied at Harvard Business School in their Graduate Executive MBA program. We believe that Mr. Legault's is qualified to serve on our Board based on his experience leading and managing a number of biopharmaceutical companies.

        Kevin Lee, Ph.D., MBA has served as our Chief Executive Officer and a member of our Board since September 2015. From April 2012 to September 2015, Dr. Lee served as Senior Vice President and Chief Scientific Officer of the Rare Disease Research Unit at Pfizer Inc., a pharmaceutical company.

From November 2004 to April 2012, Dr. Lee worked at GlaxoSmithKline plc, where in addition to leading the formation of multiple strategic commercial and academic partnerships, he led epigenetics research and was responsible for the creation of the EpiNova Discovery Performance Unit. Before joining GlaxoSmithKline, Dr. Lee was a lecturer at Warwick University Medical School and founded Cambridge Biotechnology Ltd, which specialized in developing small molecule and peptide therapeutics for inflammation and metabolic diseases before its trade sale to Biovitrum in 2005 and Neurosolutions (now Oncosil Medical Ltd ASX). Dr. Lee received a BPharm from Nottingham University and a Ph.D. in pharmacology from Cambridge University. Dr. Lee has an MBA from Warwick Business School and currently serves as a non-executive director for Nodthera Ltd, a position he has held since October 2018, and as a director at Wilbraham Consulting Ltd., a position he has held since December 2017. We believe that Dr. Lee is qualified to serve on our Board based on his extensive leadership, executive, managerial, business and pharmaceutical and biotechnology company experience, along with his years of industry experience in the development and commercialization of pharmaceutical products.

        Michael Anstey, DPhil has served as a member of our Board since June 2017. Dr. Anstey is a Partner at Cambridge Innovation Capital plc. Prior to this role, from January 2010 to January 2017, Dr. Anstey was a Principal in the Healthcare Practice Area of the Boston Consulting Group. Prior to Boston Consulting Group, Inc., from January 2008 to December 2009, Dr. Anstey was on the investment team at Oxford Capital Partners LLP. Dr. Anstey currently serves on the board of directors of Congenica Ltd., Storm Therapeutics Ltd., PolyProx Therapeutics Ltd., Sense Biodetection Ltd., Immutrin Ltd., and Start Codon Ltd. Dr. Anstey graduated with a first class honors degree in biology from Queen's University, Canada and earned a DPhil in zoology in the field of neurobiology from Oxford University. We believe that Dr. Anstey is qualified to serve on our Board based on his knowledge of the healthcare sector and his experience as a seasoned investor.

        Kate Bingham, MBA has served as a member of our Board since October 2014. Ms. Bingham joined SV Health Investors (then Schroder Ventures), a venture capital firm, in 1991. Ms. Bingham currently serves on the boards of directors of Alchemab Therapeutics, Autifony Therapeutics Limited, Calchan Holdings Limited, Ervaxx Limited, Zarodex Therapeutics Limited, Pulmocide Limited and Sitryx Therapeutics Limited. She sits on the Advisory Committee of Oxford University Spin-out Equity Management (OSEM). Ms. Bingham holds a B.A. in biochemistry from Oxford University and graduated from Harvard Business School with an MBA. We believe that Ms. Bingham is qualified to serve on our Board based on her knowledge of the healthcare sector across international markets.

        Bosun Hau, MBA has served as a member of our Board since 2019. Mr. Hau has served as the Managing Director and Co-Head of Private Equity at Tybourne Capital Management, a Hong Kong based global equity investment management firm, where he has been since 2019. Prior to joining Tybourne, from October 2015 to April 2019, Mr. Hau served as a Managing Director and Partner of Sailing Capital in Hong Kong, a global private equity firm. From August 2009 to October 2015, Mr. Hau served as a Partner of MVM Life Science Partners LLP, a venture capital firm. From 2008 to 2009, Mr. Hau served as a management consultant with McKinsey & Company in Southeast Asia and as an early stage venture capital investor with S.R. One Ltd, GlaxoSmithKline's corporate venture group. From July 2004 to August 2007, Mr. Hau served as an equity research analyst covering the medical device and pharmaceutical industries for JP Morgan Securities, Inc. and Prudential Securities, Inc. Mr. Hau is currently a member of the boards of directors of Evolus, Inc., Cellular Biomedicine Group, Inc., ALPHAEON Corporation and Elcelyx Therapeutics Inc., and is a Board Overseer of Beth Israel Deaconess Medical Center in Boston, a major teaching hospital of Harvard Medical School. Mr. Hau received a B.S. in Molecular and Cellular Biology, a B.S.H.S. in Physiological Sciences and a B.A. in Psychology from the University of Arizona, an M.Sc. in Biotechnology from Johns Hopkins University and an M.B.A in Finance and Health Management from the Wharton School at the University of Pennsylvania. We believe Mr. Hau's extensive experience in the venture capital, private equity and financial services industries qualifies him to serve on our Board.

        Richard Kender has served as a member of our Board since July 2019. Mr. Kender had an extensive career in the pharmaceutical industry, most recently serving as Senior Vice President of Business Development and Corporate Licensing at Merck & Co., Inc. from 2000 until his retirement in 2013. During his career at Merck, Mr. Kender was greatly influential across Business Development, Licensing and in finance roles that supported the domestic and international research, commercial and manufacturing divisions. Mr. Kender currently serves on the board of directors and Audit Committee of Seres Therapeutics and on the board of directors and Audit Committee of Poxel SA. Mr. Kender earned his B.S. in accounting from Villanova University and his MBA from Fairleigh Dickinson University. We believe Mr. Kender is qualified to serve on our Board because of his extensive business experience in the pharmaceutical industry and his financial expertise.

        Carolyn Ng, Ph.D. has served as a member of our Board since 2018. Dr. Ng is a principal of Vertex Ventures HC, a global venture capital firm. Dr. Ng currently serves on the Board of Obsidian Therapeutics, Inc., Boundless Bio, Inc., Twentyeight-Seven Therapeutics, Inc. and Nuvaira, Inc. Prior to joining Vertex, from 2012 to 2014, Dr. Ng was a Pharma Strategy Consultant at Deallus Consulting, a specialized life sciences consulting firm. Dr. Ng started her career in the oncology pharmacy department of the National University Cancer Institute of Singapore, where she worked in 2006. Dr. Ng holds a Ph.D. in Cancer Molecular Biology from the National University of Singapore Graduate School for Integrative Sciences and Technology and a B.S. degree in pharmacy with first class honors from the National University of Singapore. We believe that Dr. Ng is qualified to serve on our Board based on her extensive experience in life sciences investing and knowledge of the healthcare sector.

Corporate Governance

  Board Independence

        As required under the Nasdaq listing standards, a majority of the members of a listed company's Board must qualify as "independent," as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

        Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that all of our directors, other than Kevin Lee, Pierre Legault and Sir Greg Winter, are independent directors within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with us.

  Board Leadership Structure

        The leadership structure of our Board separates the positions of Chief Executive Officer and Chairman of the Board in order to ensure independent leadership of the Board. Our Board believes that this separation is appropriate for us at this time because it allows for a division of responsibilities, with our Chief Executive Officer focused on leading our company while the Chairman can focus on leading the Board in overseeing management, and for a sharing of ideas between individuals having different perspectives. In addition, we believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management's performance, increasing management accountability and improving the ability of the Board to monitor whether management's actions are in the best interests of our company and its shareholders.

  Role of the Board in Risk Oversight

        Our Board believes that risk management is an important part of establishing, updating and executing on our business strategy. Our Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, financial condition and performance. Our Board focuses its oversight on the most significant risks facing our company and on its processes to identify, prioritize, assess, manage and mitigate those risks. Our Board and its committees receive regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on our company.

        Our audit committee, as part of its responsibilities, oversees the management of financial risks, including accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategy and results. Our audit committee is also responsible for overseeing the management of risks relating to the performance of our internal audit function, if required, and our independent registered public accounting firm, as well as our systems of internal controls and disclosure controls and procedures and risks related to data privacy and cybersecurity. Additionally, pursuant to its charter, the audit committee may retain, as necessary, subject matter experts and advisers to assist in its oversight of risk management within our company. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. Our nominating and corporate governance committee oversees the management of risks associated with our overall compliance and corporate governance practices and the independence and composition of our Board. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. While the Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees on such matters.

  Meetings of the Board

        Our Board held 8 meetings during the fiscal year ended December 31, 2019. Each of the incumbent directors attended at least 75% of the total of the meetings of the Board and the meetings of the committees of the Board on which he or she served during the fiscal year ended December 31, 2019 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee). It is our policy to encourage our directors to attend the AGM. However, given the COVID-19 pandemic and the Stay at Home Measures currently in force in the United Kingdom, unless those Stay at Home Measures are relaxed or removed, only one director will be in attendance at the AGM and that director will act as Chairman of the AGM. Even if such Stay at Home Measures are relaxed or removed, in light of the health risks posed by the global COVID-19 pandemic, we do not expect a majority of the members of the Board to attend the AGM this year.

        As required under applicable Nasdaq listing standards, in fiscal 2019, our independent directors met two times in regularly scheduled executive sessions at which only independent directors were present.

  Committees of our Board of Directors

        Our Board has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table provides membership and meeting information for each committee between May 22, 2019, the effective date of our registration statement relating to our initial public offering, and December 31, 2019:

Name	Audit	Compensation	Nominating and Corporate Governance
Michael Anstey, DPhil(1)
Kate Bingham, MBA†	X		X
Janice Bourque, MBA	X	X	Chair
Deborah Harland, Ph.D., MBA(2)
Bosun Hau, MBA
Veronica Jordan, Ph.D.		Chair
Richard Kender, MBA(3)†	Chair	X
Carolyn Ng, Ph.D.(4)
Total meetings in 2019	4	5	4

(1)
Dr. Anstey served as chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee until July 18, 2019 when the Board reconstituted its committees.

(2)
Dr. Harland resigned from the Board and as chair and member of each of the Compensation Committee and the Nominating and Corporate Governance Committees effective September 27, 2019.

(3)
Mr. Kender served as interim chair of the Compensation Committee until the appointment of Dr. Jordan to the Board on October 30, 2019.

(4)
Dr. Ng served as a member of the Audit and Compensation Committees until July 18, 2019 when the Board reconstituted its committees.

†
Financial Expert

        Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding "independence" and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to our company. Each of the committees operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board for approval. The charters are available on our website at https://investors.bicycletherapeutics.com.

  Audit Committee

        Our Audit Committee is currently composed of Kate Bingham, Janice Bourque and Richard Kender, with Mr. Kender serving as chair of the committee. Dr. Anstey served as chair of the Audit Committee and Dr. Ng served on the Audit Committee until July 18, 2019 when the Board reconstituted its committees. Our Board has determined that each member of our audit committee is financially literate and that each of Ms. Bingham and Mr. Kender is an "audit committee financial expert" within the meaning of SEC regulations and the applicable Nasdaq listing standards. The Audit Committee held four meetings during 2019.

        The Audit Committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

  •
  approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

  •
  reviewing the internal audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

  •
  exercising general oversight over our information security and technology risks, including our information security and related risk management programs;

  •
  discussing with the independent registered public accounting firm its independence and obtaining required written communications required by the Public Company Accounting Oversight Board;

  •
  reviewing the adequacy of our internal control over financial reporting and establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns; and

  •
  monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters and reviewing all related party transactions for potential conflict of interest situations and approving all such transactions.

AUDIT COMMITTEE REPORT

        The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019 with management of the Company. The Audit Committee has discussed with the U.S. independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants' communications with the Audit Committee concerning independence, and has discussed with the U.S. independent registered public accounting firm the accounting firm's independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

  The Audit Committee of the Board of Directors

  Richard Kender, Chair
  Janice Bourque
  Kate Bingham

  Compensation Committee

        Our Compensation Committee is currently composed of Janice Bourque, Veronica Jordan and Richard Kender, with Dr. Jordan serving as chair of the committee. Mr. Kender served as interim chair of the Compensation Committee from July 18, 2019 until the appointment of Dr. Jordan to the Board on October 30, 2019. Dr. Harland resigned from the Board and as chair and member of the Compensation Committee effective September 27, 2019.The Compensation Committee held five meetings during 2019.

        The Compensation Committee's responsibilities include:

  •
  annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and Chief Financial Officer;

  •
  evaluating the performance of our Chief Executive Officer and Chief Financial Officer in light of such corporate goals and objectives and recommending or determining the compensation of our Chief Executive Officer;

  •
  reviewing and recommending or determining the compensation of our other executive officers and reviewing and establishing our overall management compensation, philosophy and policy;

  •
  overseeing and administering our compensation and similar plans and retaining and approving the compensation of any compensation advisors;

  •
  appointing, compensating and overseeing the work of any compensation consultant or other advisor retained by the Compensation Committee;

  •
  reviewing and approving our policies and procedures for the grant of equity-based awards;

  •
  preparing the compensation committee report required by the SEC rules to be included in our annual proxy statement;

  •
  reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K;

  •
  reviewing and making recommendations to the Board with respect to director compensation; and

  •
  reviewing and discussing with the Board corporate succession plans for the Chief Executive Officer and other key officers.

  Nominating and Corporate Governance Committee

        Our Nominating and Corporate Governance Committee is composed of Kate Bingham and Janice Bourque, with Ms. Bourque serving as chair of the committee. Dr. Anstey served as a member of the Nominating and Corporate Governance Committee until July 18, 2019 when the Board reconstituted its committees. Dr. Harland resigned from the Board and as chair and member of the Nominating and Corporate Governance Committees effective September 27, 2019. The Nominating and Corporate Governance Committee held four meetings during 2019. The Nominating and Corporate Governance Committee's responsibilities include:

  •
  developing and recommending to the Board criteria for board and committee membership;

  •
  establishing procedures for identifying and evaluating Board candidates, including nominees recommended by shareholders;

  •
  identifying individuals qualified to become members of the Board ;

  •
  recommending to our Board individuals to be nominated for election as directors and to each of the committees of our Board;

  •
  developing and recommending to the Board a set of corporate governance guidelines; and

  •
  overseeing the evaluation of the Board and management.

  Director Nomination Process

        Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

        The Nominating and Corporate Governance Committee periodically determines the qualifications, qualities, skills and other expertise required to be a director and develops, subject to approval by the full Board, criteria to be considered in selecting nominees for director. The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including: experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing; proven achievement and competence in the nominee's field and the ability to exercise sound business judgment; high standards of personal and professional ethics and integrity; having sufficient time to devote to the affairs of our company; and a demonstrated history of actively contributing at board meetings if the nominee serves or has previously served on other boards. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time, subject to Board approval. Candidates for director nominees are also reviewed in the context of the current composition of the Board, the operating requirements of our company and the long-term interests of shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. The Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.

        In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors' overall service to our company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors' independence. The Committee will take into account the results of the Board's self-evaluation, conducted annually on a group and individual basis.

        Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, using search firms or other advisors, through the recommendations submitted by shareholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. We have no formal policy regarding board diversity.

  Shareholder Recommendations and Nominees

        It is the policy of our Board that the Nominating and Corporate Governance Committee consider both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with our Articles of Association and applicable laws, including the rules and regulations of the SEC. Shareholders may recommend director nominees for consideration by sending a written request to Bicycle Therapeutics plc, Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT, United Kingdom, Attn: Jim Sutcliffe, Corporate Secretary. The shareholder must also provide the shareholder's name and address of record, a representation that the shareholder is a record holder of our securities (or, if not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act), the nominee's name, age, business and residential addresses, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years, a description of the qualifications and background of the nominee which addresses the minimum qualifications and other criteria for Board membership approved by the Board; a description of all arrangements or understandings between the shareholder and the proposed director candidate, and consent of the nominee (i) to be named in the proxy statement relating to our annual meeting of shareholders and (ii) to serve as a director if elected at such annual meeting. Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee.

        In accordance with our Articles of Association, no person (other than a director retiring by rotation or otherwise) shall be elected or re-elected as a director at any general meeting unless: (a) he or she is recommended by the Board; or (b) at least seven but not more than 42 clear days before the date appointed for the meeting we have received notice from a shareholder (other than the person proposed) entitled to vote at the meeting of their intention to propose a resolution for the election or re-election of that person, stating the particulars which would, if he or she were so elected or re-elected, be required to be included in our register of directors and a notice executed by that person of his or her willingness to be elected, or re-elected, is lodged at our registered office. Shareholders who desire to nominate persons directly for election to the Board of Directors at an annual general meeting of shareholders must meet the deadlines and other requirements to propose a resolution set forth under "Will there be any other business conducted at the Meeting?" and "Additional Information—Shareholder Proposals for 2021 Annual General Meeting." Any vacancies on the Board occurring between our annual general meetings of shareholders may be filled by the Board.

  Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees. The Code of Business Conduct and Ethics is available on our website at https://investors.bicycletherapeutics.com. We expect that any amendments to this code or any waivers of its requirements will be disclosed on our website.

  Shareholder Communication with the Board

        It is the policy of our Board to allow shareholders to communicate with its members. Communications may be addressed to the entire Board or to any individual director. All such communications will initially be received and processed by our Company Secretary. Spam, junk mail, advertisements and threatening, hostile, illegal and similar unsuitable communications will not be delivered to the Board. Shareholders can contact members of the Board by writing care of our Company Secretary at our registered office address.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table and related footnotes set forth information with respect to the beneficial ownership of our ordinary shares, as of April 20, 2020, by:

  •
  each beneficial owner of more than 5% of our ordinary shares;

  •
  each of our named executive officers and directors; and

  •
  all of our executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 20, 2020 are considered outstanding. These ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 18,087,657 ordinary shares outstanding as of April 20, 2020.

        Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o Bicycle Therapeutics plc, Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT, United Kingdom.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
Entities affiliated with Tybourne Capital Management (HK) Limited(1)	1,957,961	10.8%
Entities affiliated with Glaxosmithkline plc(2)	1,915,275	10.6%
Entities affiliated with SV Life Sciences Fund V, L.P.(3)	1,915,274	10.6%
Entities affiliated with Novartis AG(4)	1,768,141	9.8%
Cambridge Innovation Capital (Jersey) Limited(5)	1,751,437	9.7%
Entities affiliated with Vertex Global HC Fund I Pte. Ltd.(6)	1,621,168	8.9%
Entities affiliated with Atlas Venture Fund VIII, L.P.(7)	1,362,696	7.5%
Kevin Lee, Ph.D., MBA(8)	574,890	3.1%
Lee Kalowski, MBA(9)	206,684	1.1%
Michael Skynner, Ph.D.(10)	139,184	*
Michael Anstey, DPhil	—	—
Kate Bingham, MBA(3)	1,915,274	10.6%
Janice Bourque, MBA(11)	25,777	*
Bosun Hau, MBA	—	—
Veronica Jordan, Ph.D.(12)	23,111	*
Richard Kender, MBA(13)	25,777	*
Pierre Legault, MBA, CPA(14)	155,841	*
Carolyn Ng, Ph.D.(6)	1,621,168	8.9%
Sir Greg Winter, FRS(15)	163,927	*
All executive officers and directors as a group (14 persons)(16)	5,004,269	26.3%

*
Less than one percent.

(1)
The information shown is as of May 28, 2019 and is based upon a Schedule 13 D filed on June 3, 2019. Represents ordinary shares held by Aquila Investments IV ("Aquila"). The ordinary shares are beneficially owned by Tybourne Capital Management (HK) Limited ("Tybourne HK") in its capacity as investment advisor to Aquila and other private investment funds and accounts. Tybourne Capital Management Limited ("Tybourne Cayman") is the parent of Tybourne HK.

  Tybourne Kesari Limited ("Tybourne Kesari") is the parent of Tybourne Cayman. Viswanathan Krishnan is the principal and sole shareholder of Tybourne Kesari. Each of Tybourne HK, Tybourne Cayman, Tybourne Kesari and Mr. Krishnan disclaims beneficial ownership of the shares reported herein except to the extent of its pecuniary interest in such shares. Bosun Hau is a member of our Board and is the Managing Director and Co-Head of Private Equity at Tybourne Capital Management. Mr. Hau disclaims any beneficial ownership in the ordinary shares held by Aquila except to the extent of any pecuniary interest in such shares. The address of Aquila, Tybourne HK, Tybourne Cayman, Tybourne Kasari and Mr. Krishnan is c/o Tybourne Capital Management (HK) Limited, 30/F, AIA Central, 1 Connaught Road Central, Hong Kong, K3.

(2)
The information shown is as of December 31, 2019 and is based upon a Schedule 13D/A filed on February 14, 2020. Represents (i) 385,714 American Depositary Shares, representing 385,714 ordinary shares, and (ii) 1,529,561 ordinary shares held directly by S.R. One, Limited, an indirect, wholly-owned subsidiary of GlaxoSmithKline plc. GlaxoSmithKline plc has the sole power to vote or direct the vote, and the sole power to dispose or to direct the disposition, of all 1,915,275 ordinary shares. The address of S.R. One, Limited and Glaxosmithkline plc is 980 Great West Road, Brentford, Middlesex TW8 9GS, England.

(3)
The information shown is as of May 28, 2019 and is based on a Schedule 13G filed on June 7, 2019. Represents 1,875,637 ordinary shares held by SV Life Sciences Fund V, L.P. ("SVLS V LP") and 39,637 ordinary shares held by SV Life Sciences Fun VI Strategic Partners, L.P. ("Strategic Partners" and together with SVLS V LP, the "SVLS Funds"). SV Life Sciences Fund V (GP), L.P., ("SVLS V GP"), the general partner of SVLS V LP and Strategic Partners, and SVLSF V, LLC (together with the SVLS Funds and SVLSF GP, the "SVLS Entities"), the general partner of SVLS V GP, may be deemed to beneficially own the Shares held by each of the SVLS Funds. Each of SVLS V GP and SVLSF V, LLC disclaims beneficial ownership of the ordinary shares held by the SVLS Funds except to the extent of any pecuniary interest therein. The investment committee of SVLS V, LLC controls voting and investment decisions over the ordinary shares held by the SVLS Funds by a majority vote. As such, no member of the investment committee of SVLS V, LLC may be deemed to have any beneficial ownership of the ordinary shares held by the Funds. Each of the SVLS Entities has shared voting and shared dispositive power with respect to all of the ordinary shares that such party beneficially owns. Voting and investment power over the ordinary shares beneficially owned by the SVLS Funds has been delegated to SVLS V GP. SVLS V GP has delegated voting and investment decisions to SVLSF V, LLC, which, in turn, has delegated such decisions to an investment committee. Kate Bingham is a member of our Board, a Managing Partner at SV Health Investors, and a member of the investment committee of SVLSF V LP. The principal business address of the SVLS Entities is c/o SV Health Investors, One Boston Place, 201 Washington Street, Suite 3900, Boston, MA 02108.

(4)
The information shown is as of December 31, 2019 and is based upon a Schedule 13G filed on January 30, 2020. Represents ordinary shares held by Novartis Bioventures Ltd. As the indirect parent of Novartis Bioventures, Ltd., Novartis AG may be deemed to beneficially own these securities. The address of Novartis AG and Novartis Bioventures Ltd. is Lichtstrasse 35, 4056 Basel, Switzerland.

(5)
The information shown is as of May 22, 2019 and is based on a Schedule 13D filed on June 7, 2019. Represents ordinary shares held by Cambridge Innovation Capital (Jersey) Limited ("CIC Jersey"), which solely owned by Cambridge Innovation Capital plc ("CIC"). Each of CIC Jersey and CIC disclaims beneficial ownership of the ordinary shares except to the extent of its pecuniary interest in such shares. Michael Anstey is a member of our Board and a representative of the investment advisor to CIC and CIC Jersey and disclaims beneficial ownership of the ordinary shares except to the extent of any pecuniary interest in such shares. The address of CIC and CIC Jersey is Gaspé House, 66-72 Esplanade, St Helier, Jersey, JE2 3QT.

(6)
The information shown is as of May 22, 2019 and is based on a Schedule 13D filed on June 7, 2019. Represents ordinary shares held by Vertex Global HC Fund I Pte. Ltd. ("VGHC"). Vertex Venture Management Pte. Ltd. ("VVM") serves as fund manager for VGHC, and Vertex Venture Holdings Ltd. ("VVH") is the sole stockholder of VVM. VVM is deemed to have dispositive and voting power over the ordinary shares held by VGHC pursuant to a management agreement between VGHC and VVM whereby the divestment and voting decisions require the unanimous approval of the members of an investment committee established by VVM. In addition, as the sole shareholder of VVM, VVH may be deemed to have dispositive and voting power over the shares held by VGHC. Carolyn Ng is a member of our Board and serves as a principal of VGHC. The address for VGHC, VVM and VVH is 250 North Bridge Road, #11-01 Raffles City Tower, Singapore 179101.

(7)
The information shown is as of December 31, 2019 and is based upon a Schedule 13G filed on February 4, 2020. Represents ordinary shares held by Atlas Venture Fund VIII, L.P. ("Atlas VIII"). Atlas Venture Associates VIII, L.P. ("AVA VIII LP") is the sole general partner of Atlas VIII, and Atlas Venture Associates VIII, Inc. ("AVA VIII Inc.") is the sole general partner of AVA VIII LP. Each of Atlas VIII, Atlas VIII LP and Atlas VIII Inc. possess shared power to vote or direct the vote and shared power to dispose or to direct the disposition of the shares held by Atlas VIII. Each of Atlas VIII, AVA VIII LP, and AVA VIII Inc. disclaim beneficial ownership of the ordinary shares held by Atlas VIII except for such shares, if any, such person holds of record. The address of Atlas VIII, AVA VIII LP and AVA VIII Inc. is 56 Wareham Street, 3rd Flr., Boston, MA 02118.

(8)
Consists of 275,085 ordinary shares and 299,805 ordinary shares issuable upon the exercise of share options exercisable within 60 days of April 20, 2020.

(9)
Consists of ordinary shares issuable upon the exercise of share options exercisable within 60 days of April 20, 2020.

(10)
Consists of 41,123 ordinary shares and 98,061 ordinary shares issuable upon the exercise of share options exercisable within 60 days of April 20, 2020.

(11)
Consists of ordinary shares issuable upon the exercise of share options exercisable within 60 days of April 20, 2020.

(12)
Consists of ordinary shares issuable upon the exercise of share options exercisable within 60 days of April 20, 2020.

(13)
Consists of ordinary shares issuable upon the exercise of share options exercisable within 60 days of April 20, 2020.

(14)
Consists of ordinary shares issuable upon the exercise of share options exercisable within 60 days of April 20, 2020.

(15)
Consists of 163,927 ordinary shares.

(16)
Consists of 4,064,898 ordinary shares and 939,371 ordinary shares issuable upon the exercise of share options exercisable within 60 days of April 20, 2020.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Regarding Transactions with Related Parties

        We have adopted a written related party transactions policy that such transactions must be approved by our Audit Committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving "related person transactions," which are transactions between us and related persons in which the related person has a direct or indirect material interest. For purposes of this policy, a "related person" will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of any class of our voting securities, and their immediate family members.

        In connection with the adoption of the policy, the Audit Committee pre-approved the following transactions that are not subject to further review by the Audit Committee. In connection with each regularly scheduled meeting of the Audit Committee, a summary of any new related person transactions deemed pre-approved (other than director and executive compensation arrangements) shall be provided to the Audit Committee for its review.

  •
  any compensation paid to a director or executive officer if such compensation (i) is required to be reported in our annual proxy statement or (ii) in the case of an executive officer who is not a family member of any other executive officer, would have been required to be reported in our annual proxy statement if the executive officer was a "named executive officer";

  •
  any transaction with another company, other than an acquisition by us of that company, if the only relationship that the related person has with such company is as a non-executive employee, director or beneficial owner of less than 10% of such company's shares, provided that the aggregate amount involved in such transaction does not exceed the greater of $1,000,000 or 2% of that company's total annual revenues and that the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

  •
  any transaction in which the related person's interest arises solely from beneficially owning our securities if all of our securityholders receive the same benefit on a pro rata basis (e.g., dividends); and

  •
  any transaction with an institutional investor who is a related person if such institutional investor is a related person solely because of its beneficial ownership of more than 5% of a class of our voting securities and does not take an active role in the management or direction of our business, provided that the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances.

        For purposes of the policy, we refer to certain related-party transactions below in which (a) we were a participant, (b) the amount involved exceeded or will exceed $120,000 or, during such time as we qualify as a "smaller reporting company," the lesser of (1) $120,000 or (2) 1% of the average of our total assets for the last two completed fiscal years, and (c) one or more related persons had a direct or indirect material interest. Transactions involving compensation for services provided to us by an employee, director, consultant or individual performing in a similar capacity by a related person are not covered by this policy.

Certain Related Party Transactions

        Below are our related-party transactions since January 1, 2018 to which we were a party or will be a party, other than compensation, termination and change of control arrangements with our named executive officers and directors, which are described where required under the sections entitled "Director Remuneration" and "Executive Compensation."

        We believe that the terms obtained or the consideration that we paid or received, in each case as applicable, in connection with the transactions described below were comparable to the terms available or the amounts that we would pay or receive, in each case as applicable, in arm's-length transactions with unrelated third parties.

Series B2 Financing

        In December 2018, we entered into an investment agreement pursuant to which we agreed to issue, and the subscribers agreed to subscribe for, 1,403,633 Series B2 convertible preferred shares at a price per Series B2 preferred share of £15.55, for an aggregate cash subscription price of $27.9 million. In December 2018 (and in conjunction with the Series B2 financing), the existing holders of warrants to subscribe for Series B1 convertible preferred shares surrendered 194,911 warrants to subscribe for the same number of Series B1 convertible preferred shares (or equivalent ordinary shares if exercised prior to the consummation of an initial public offering) in the proportions set out below, and we issued a further 194,911 warrants to subscribe for the same number of Series B1 convertible preferred shares (or equivalent ordinary shares if exercised prior to the consummation of an initial public offering) to Aquila Investments IV, an entity affiliated with Tybourne Capital Management (HK) Limited, which was and is one of the holders 5% or more of our share capital, at an aggregate exercise price of £1,949.

Name	No. of Series B1 Warrants Surrendered
Vertex Global HC Fund I Pte. Ltd.	68,918
Cambridge Innovation Capital (Jersey) Limited	51,345
Longwood Fund IV, LP	48,314
Entities associated with Ahren Innovation Capital Holding Limited(1)	26,334

(1)
At the time of closing of the Series B2 financing, this entity held, in the aggregate, more than 5% of our share capital.

        The following table summarizes the participation in the Series B2 financing by any of our directors, executive officers, holders of more than 5% of our share capital, or any member of the immediate family of the foregoing persons.

Name	Series B2 Preferred Shares	Aggregate Purchase Price Paid
An entity affiliated with Tybourne Capital Management (HK) Limited	1,017,783	£15,826,526
Cambridge Innovation Capital (Jersey) Limited	160,771	£2,499,989
Vertex Global HC Fund I Pte. Ltd	144,694	£2,249,992
Entities associated with Ahren Innovation Capital Holdings Limited(1)	80,385	£1,249,987

(1)
At the time of closing of the Series B2 financing, this entity held, in the aggregate, more than 5% of our share capital.

        In connection with the closing of our initial public offering, all of our outstanding convertible preferred shares, including the Series B2 convertible preferred shares, were automatically converted into ordinary shares, on a 1:1.429 basis. In addition, warrants to subscribe for Series B1 convertible preferred shares that were not exercised in conjunction with the initial public offering automatically became warrants to subscribe for ordinary shares.

  Initial Public Offering

        Certain of our shareholders who were then holders of greater than 5% of our share capital purchased our ordinary shares, in the form of ADSs, in our initial public offering. The following table summarizes the participation in our initial public offering by any of our directors, executive officers, holders of more than 5% of our share capital, or any member of the immediate family of the foregoing persons.

Name	Series B1 Preferred Shares	Aggregate Purchase Price Paid
Entities associated with Vertex Global HC Fund I PTE. Ltd(1)	571,429	$8,000,006
SVLS(2)	385,715	$5,400,010
S.R. One, Limited	385,714	$5,399,996
An entity affiliated with Tybourne Capital Management (HK) Limited	364,286	$5,100,004
Cambridge Innovation Capital (Jersey) Limited	314,286	$4,400,004
Entities associated with Atlas Venture Fund VIII LP(3)	285,714	$3,999,996
Novartis Bioventures Ltd	167,130	$2,339,820

(1)
Consists of shares held by Vertex Growth Fund I

(2)
Consists of (i) 377,732 held by SV Life Sciences Fund V, L.P. and (ii) 7,983 shares held by SV Life Sciences Fund V Strategic Partners L.P.

(3)
Consists of (i) 207,143 shares held by Atlas Venture Fund VIII, and (ii) 78,571 was purchased by Atlas Venture Opportunity Fund I, LP.

  Consulting Agreement with 10X Capital, Inc.

        In April 2016, we entered into a consulting agreement with 10X Capital, Inc., or 10X Capital, pursuant to which 10X Capital agreed to make available Stephen Hoffman to provide advisory services to us as requested by the board of directors or by our chief executive officer. In consideration for the provision of the advisory services, we paid 10X Capital a monthly fee of $8,250. We have served notice to terminate this agreement in accordance with its terms in conjunction with Mr. Hoffman's departure from the board of directors in March 2019.

  Consulting Agreement with Stone Sunny Isles, Inc.

        In March 2019, we entered into a consultancy agreement with Stone Sunny Isles, Inc., or Stone Sunny Isles, pursuant to which Stone Sunny Isles has agreed to make available Pierre Legault to provide advisory services to us as requested by our Board of Directors or our chief executive officer. In consideration for the provision of the advisory services, we pay Stone Sunny Isles a monthly retainer of £10,416, which is billed in U.S. Dollars. Pierre Legault is the President, Treasurer and Director of Stone Sunny Isles.

  Founder Royalty Arrangements

        We have entered into two royalty agreements with our founders, including Sir Greg Winter (who is one of our directors), and our initial investors, Atlas Venture Fund VIII LP (which was a holder of more than 5% of our share capital) and Novartis Bioventures LTD (which was and is a holder more than 5% of our share capital). Pursuant to the first royalty agreement, we are obligated to pay a royalty percentage in the low single digits on net sales arising from products licensed under our collaboration agreement with Oxurion. Pursuant to the second royalty agreement, we are obligated to pay a royalty percentage in the low single digits on net sales arising from products licensed under the AstraZeneca collaboration agreement.

  Indemnification Agreements

        Prior to the completion of our initial public offering in May 2019, we entered into deeds of indemnity with each of our directors and officers. Pursuant to these deeds of indemnity, we agreed, subject to limitations set forth in each agreement, to indemnify each director and executive officer to the fullest extent permitted by law against liabilities arising out of or in connection with any civil, criminal, administrative, investigative, regulatory, or other proceeding that relates to any acts or omissions alleged to have occurred while such director or executive officer was acting in such capacity. On November 6, 2019, the Audit Committee approved the entry by us into amended and restated deeds of indemnity with each of our directors and executive officers. The amendments to the prior forms of indemnity deeds were intended to make certain technical and non-substantive changes.

DIRECTOR REMUNERATION

Non-Employee Director Compensation Policy

        We established our Non-Employee Director Compensation Policy at the time of our initial public offering in May 2019 in order to attract and retain non-employee directors who have the knowledge, skills and experience to serve as a member of our Board. Our non-employee directors are compensated through equity awards and the payment of cash fees, as described below. All equity awards granted in accordance with this policy shall be granted under our then-current equity incentive plan (or director equity incentive plan, if any). Directors who are employed by us will receive no additional compensation for their service as directors.

Equity Compensation

        Following a non-employee director's initial election to our Board, the Board or the Compensation Committee shall grant the non-employee director an option to purchase a specified number of ordinary shares (the "Initial Grant") at the next scheduled meeting of the Board or the Compensation Committee, as applicable. From May 2019 until our Board approved an amendment to our Non-Employee Director Compensation Policy in December 2019, each new director was eligible for an Initial Grant of options to purchase 23,798 ordinary shares. Under the amended policy, effective in December 2019, the Initial Grant was increased to an option to purchase 32,000 ordinary shares. The Board also determined that all non-employee directors who had joined the Board following our initial public offering in May 2019 but before the change in the policy would receive either an Initial Grant of options to purchase 32,000 ordinary shares or a supplemental option to purchase 8,202 ordinary shares to increase the total number of options to purchase ordinary shares granted to such director to a total of 32,000 ordinary shares, as applicable. Initial Grants will vest in equal tranches of 1/36th at the end of each calendar month following the date of grant (or, in the case of each of Ms. Bourque, Ms. Jordan and Mr. Kender, the date of commencement of Board service), subject to continued service by the director as of such vesting date.

        Our Non-Employee Director Compensation Policy adopted at the time of our initial public offering also provided for an annual grant of options to be made to each non-employee director in connection with our annual general meeting of shareholders. None of our directors received such a grant in 2019 because we did not hold an annual general meeting of shareholders in 2019. In December 2019, our Board approved an amendment to our Non-Employee Director Compensation Policy to provide that, in January of each year, the Board or the Compensation Committee will grant to each non-employee director (other than the Chair) who has not announced an intention either to resign from the Board or not to stand for election at the next annual general meeting of shareholders, an option to purchase 16,000 ordinary shares, and the Chair will be granted an option to purchase 32,000 ordinary shares (each, an "Annual Grant"). Each of Mses. Bourque, Bingham and Jordan, Mr. Kender and Sir Gregory Winter received Annual Grants of options to purchase 16,000 ordinary shares, and Mr. Legault received an Annual Grant of an option to purchase 32,000 ordinary shares, in January 2020. If a new non-employee director joins our Board following the date of grant of the Annual Grant in any calendar year, such non-employee director will be granted a pro-rata portion of the next Annual Grant, based on the time between his or her appointment and the date of such Annual Grant. Annual Grants shall be vested in full as of the date of grant.

Cash Fees

        Each non-employee director receives an annual cash fee for service on the Board and for service on each committee of which the director is a member. The chairs of the Board and of each committee receive higher fees for such service. The amounts of the fees payable to each non-employee director for service on the Board and for service on each committee of the Board on which the director is a member were set at the following amounts at the time of our initial public offering:

	Member Annual Fee	Chair Annual Fee
Board of Directors	$40,000	£5,000
Audit Committee	$8,500	$17,000
Compensation Committee	$6,500	$13,000
Nominating and Corporate Governance Committee	$4,000	$8,000
Strategic Committee	$30,000	N/A

        In December 2019, our Board approved an increase in the annual cash compensation paid to the chair of the Compensation Committee to $14,000 and approved an increase in the annual cash compensation paid to the chair of the Audit Committee to $20,000.

        The fees owed to our directors for their Board and committee service are payable in arrears in 12 equal monthly installments, subject to deduction of applicable income tax or national insurance, which we are required by law to deduct, and any other statutory deductions, provided that (i) the amount of such payment shall be prorated for any portion of such month during which the director was not serving and (ii) no fee shall be payable in respect of any period prior to the date of our initial public offering. We also reimburse the reasonable expenses incurred by non-employee directors in connection with attendance at Board or committee meetings or other company-related activities upon submission of appropriate documentation.

Director Compensation

        The following table sets forth information regarding the compensation earned for service on the Board by our non-employee directors during the year ended December 31, 2019. Dr. Anja König and Messrs. Eashwar Krishnan and Jason Rhodes resigned from our Board in connection with our initial public offering, and did not receive any compensation related to their service during 2019. Accordingly, they are not listed on the below table. The compensation for Dr. Lee as an executive officer is set forth in the section of this proxy statement titled Executive Compensation—Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)(8)		All Other Compensation ($)(1)		Total ($)
Michael Anstey, DPhil	23,946		—		—		32,946
Kate Bingham, MBA	31,430		—		—		31,430
Janice Bourque, MBA	28,664		183,670		—		212,334
Deborah Harland, Ph.D., MBA	—	(3)	—		—		0
Bosun Hau, MBA	23,946		—		—		23,946
Stephen Hoffman, M.D., Ph.D.(4)	2,640		—		49,500	(5)	52,140
Veronica Jordan, Ph.D.	9,239		170,455		—		179,694
Richard Kender, MBA	44,365		183,670		—		228,035
Pierre Legault, MBA, CPA	19,041		1,926,610	(6)	121,887	(7)	1,945,651
Carolyn Ng, Ph.D.	23,946		—		—		23,946
Sir Greg Winter, FRS	23,946		—		—		23,946

(1)
Paid in British pounds and converted at the following exchange rate as of December 31, 2019: 1 GBP = $1.2781 USD.

(2)
The amounts reported in this column reflect the aggregate grant date fair value of the option awards granted to our directors as computed in accordance with ASC Topic 718. See Note 9 to our Consolidated Financial Statements in our Annual Report on Form 10-K for a discussion of assumptions made by us in determining the aggregate grant date fair value of our option awards. Note that the amounts reported in this column reflect the accounting cost for these options and do not reflect the actual economic value that may be realized by the directors upon the vesting of the options, the exercise of the options or the sale of the ordinary shares underlying such options.

(3)
Dr. Harland resigned from the Board on September 27, 2019. Dr. Harland waived receipt of the prorated cash compensation for which she was entitled for her Board service from May 22, 2019 until her resignation.

(4)
Dr. Hoffman resigned as our Chairman of the Board on March 18, 2019.

(5)
Amount represents fees paid pursuant to a consulting agreement for advisory services that Dr. Hoffman provided through 10X Capital, Inc. We terminated this agreement in accordance with its terms in conjunction with Mr. Hoffman's resignation from our Board.

(6)
Amount reflects grant of options to purchase 218,312 ordinary shares that Mr. Legault received in April 2019 in connection with his appointment as chair of our Board, as well as an option to purchase 116,827 ordinary shares Mr. Legault received in June 2019 following the completion of our initial public offering.

(7)
Amount represents fees paid pursuant to a consulting agreement between us and an entity affiliated with Mr. Legault in connection with services Mr. Legault provides to us. For additional information, see "Transactions with Related Persons—Certain Related Party Transactions—Consulting Agreement with Stone Sunny Isles, Inc."

(8)
The following table provides information regarding the aggregate number of equity awards granted to our non-employee directors that were outstanding as of December 31, 2019:

Name	Options Outstanding (#)
Michael Anstey, DPhil	—
Kate Bingham, MBA	—
Janice Bourque, MBA	23,798	(a)
Deborah Harland, Ph.D., MBA	—
Bosun Hau, MBA	—
Stephen Hoffman, M.D., Ph.D.	—
Veronica Jordan, Ph.D.	32,000
Richard Kender, MBA	23,798	(a)
Pierre Legault, MBA, CPA	335,139
Carolyn Ng, Ph.D.	—
Sir Greg Winter, FRS	—

(a)
As a result of the change in the policy approved by our Board in December 2019, each non-employee director received a supplemental option to purchase 8,202 ordinary shares in January 2020 that is not reflected in the table above.

Deeds of Indemnification

        We entered into a deed of indemnity with each of our directors and executive officers to indemnify them against certain liabilities and expenses incurred by them in connection with claims made by reason of their being such a director or executive officer. In addition to such indemnification, we provide our directors and executive officers with directors' and officers' liability insurance.

Non-Executive Director Appointment Letters

        We have entered into letters of appointment with each of our non-executive directors. These letters set forth the main terms on which each of our non-executive directors serve on our Board. Continued appointment under the letter is contingent on continued satisfactory performance as a member of the Board and as a member of a committee, if applicable, as well as being re-elected at the annual general meetings in accordance with our Articles of Association. Each appointment is normally terminable by either party on no more than three months' written notice (or, in some cases, payment in lieu of notice), but may be terminated immediately in certain circumstances. Upon termination, the non-executive director is entitled to a pro-rata amount of the annual fee (if applicable) that is outstanding and payable up to the date of termination, and reimbursement in the normal way of any expenses properly incurred before that date.

 EXECUTIVE OFFICERS OF THE COMPANY

        Below is a list of our executive officers and their ages as of the date of this proxy statement. There are no family relationships between any of our executive officers, and there is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Kevin Lee, Ph.D., MBA	51	Chief Executive Officer and Director
Lee Kalowski, MBA	39	President and Chief Financial Officer
Nigel Crockett, Ph.D.	55	Chief Business Officer
Nicholas Keen, Ph.D.	52	Chief Scientific Officer
Michael Skynner, Ph.D.	51	Chief Operating Officer

        Biographical information for Dr. Lee is included above with the director biographies under the section of this proxy statement titled Board of Directors and Corporate Governance.

        Lee Kalowski, MBA has served as our Chief Financial Officer since July 2017 and as our President since January 2019. Prior to joining us, from September 2014 until September 2016, Mr. Kalowski served as the Chief Financial Officer and from September 2016 until May 2017, served as the consulting Chief Financial/Business Officer of Tokai Pharmaceuticals, Inc. (NASDAQ: TKAI), a biopharmaceutical company. Prior to Tokai, from June 2010 to September 2014, Mr. Kalowski served in global biotechnology equity research at Credit Suisse, where he covered companies in the biopharmaceutical industry as a Senior Analyst from May 2011 until September 2014 and as an Associate from June 2010 until May 2011. Mr. Kalowski received a B.A. in biology and economics from Union College and an MBA from The Wharton School of the University of Pennsylvania.

        Nigel Crockett, Ph.D. has served as our Chief Business Officer since September 2019. From 2005 until joining Bicycle, Dr. Crockett was founding partner at Tukan Partners, Ltd., a business consultancy specializing in biotechnology. Prior to Tukan, he held commercial and business development roles within the life sciences sector, including as Vice President, Business Development at Astex Therapeutics, a Cambridge, UK-based company focused on drug discovery and development for oncology and central nervous system (CNS) disorders. Dr. Crockett earned a Ph.D. in Molecular Biology from Cambridge University and a B.Sc. in Chemistry from the University of Manchester.

        Nicholas Keen, Ph.D. has served as our Chief Scientific Officer since January 2017. Prior to joining us, from April 2011 until December 2016, Dr. Keen was the Head of Oncology Drug Discovery at the Cambridge (US) office of the Novartis Institutes for Biomedical Research (NIBR), a subsidiary of Novartis AG, a pharmaceutical company. Prior to Novartis, from August 2005 to March 2011, Dr. Keen led the early lead generation group for oncology at AstraZeneca plc's US research site in Waltham, MA, and before this, from January 1997 to July 2005 worked in AstraZeneca's UK oncology research group. Dr. Keen completed his undergraduate studies at the University of Cambridge, his graduate studies at the Imperial Cancer Research Fund in Cambridge and his post-doctoral studies at the Laboratory of Molecular Biology in Cambridge.

        Michael Skynner, Ph.D. has served as our Chief Operating Officer since January 2018 and prior to this, served as our Vice President of Operations since January 2016. Prior to joining us, Dr. Skynner worked at Pfizer Inc., a pharmaceutical company, from September 2013 to January 2016, where he was Head of Rare Disease Alliances, led rare disease efforts in Europe and founded and ran the Pfizer Rare Disease Consortium. Prior to Pfizer, from May 2008 to September 2013, Dr. Skynner worked at GlaxoSmithKline plc, where he focused on developing therapeutics targeting inflammatory kinases. Prior to GlaxoSmithKline, in 2001, Dr. Skynner co-founded Cambridge Biotechnology Ltd, which specialized in developing small molecule and peptide therapeutics for inflammation and metabolic diseases before its trade sale to Biovitrum in 2005. Dr. Skynner obtained his Ph.D. in biochemistry from Imperial College.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information for each of the last two completed fiscal years regarding compensation awarded to or earned by our Chief Executive Officer and the two other most highly compensated executive officers, or collectively, the named executive officers, during the fiscal years indicated:

Name and Principal Position	Year		Salary ($)		Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)		Total ($)
Kevin Lee, Ph.D., MBA	2019	(2)	516,950	(4)	63,907	(5)	3,370,651	368,484	56,305	(7)	4,376,296
Chief Executive Officer	2018		385,549		127,630		—	267,904	36,811		817,894
Lee Kalowski, MBA	2019		416,568	(8)	—		1,826,955	237,610	—		2,481,133
Chief Financial Officer	2018		349,520		60,000		—	110,536	—		520,056
and President
Michael Skynner, Ph.D.(3)	2019	(2)	361,072	(9)	—		1,192,094	212,390	52,572	(10)	1,818,129
Chief Operating Officer

(1)
The amounts shown for option awards represent the aggregate grant date fair value of the option awards granted to our named executive officers during the years indicated as computed in accordance with Accounting Standards Codification Topic 718 ("ASC 718"). See Note 9 to Consolidated Financial Statements in our Annual Report on Form 10-K for a discussion of assumptions made by us in determining the aggregate grant date fair value of our option awards. Note that the amounts reported in this column reflect the accounting cost for these options and do not reflect the actual economic value that may be realized by the named executive officers upon the vesting of the options, the exercise of the options or the sale of the ordinary shares underlying such options.

(2)
The amounts have been converted from GBP to USD using an exchange rate of 1.00 GBP = $1.2781 as of December 31, 2019.

(3)
Dr. Skynner became a named executive officer in 2019.

(4)
In 2019, Dr. Lee's base salary was $429,597 and increased to $575,000 effective upon the closing of our initial public offering in May 2019.

(5)
The amount reported reflects a retention bonus paid to Dr. Lee in 2019 that is repayable in full to us if Dr. Lee gives notice prior to August 1, 2020.

(6)
The amount reported represents the named executive officer's respective cash bonus payments based upon the attainment of 124% of performance targets established by our Compensation Committee. Such bonuses earned during the year are typically paid in the following year.

(7)
The amounts reported represent $910 in private medical coverage, $1,962 in relocation reimbursements and $53,432 in pension benefits provided to Dr. Lee.

(8)
At the beginning of 2019, Mr. Kalowski's base salary was $349,520 and increased to $450,000 effective upon the closing of our initial public offering in May 2019.

(9)
At the beginning of 2019, Dr. Skynner's base salary was $293,971 and increased to $420,000 effective upon the closing of our initial public offering in May 2019.

(10)
The amounts reported represent $910 in private medical coverage and $51,662 in pension benefits provided to Dr. Skynner.

Outstanding Equity Awards at 2019 Fiscal Year-End

        The following table sets forth information regarding equity awards held by our named executive officers as of December 31, 2019. All options are options to purchase ordinary shares.

			Option Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date
Kevin Lee, Ph.D., MBA	12/17/2018	(2)	88,670	76,073	0.01	12/13/2028
	4/25/2019	(3)	—	44,897	8.03	4/24/2029
	6/28/2019	(4)	98,437	407,815	14.00	6/27/2029
Lee Kalowski, MBA	7/24/2017	(5)	95,512	44,262	1.47	7/23/2027
	4/25/19	(3)	—	14,268	8.03	4/24/2029
	6/28/2019	(4)	55,108	228,306	14.00	6/27/2029
Michael Skynner, Ph.D.	12/17/2018	(6)	20,324	28,819	0.01	12/13/2028
	12/17/2018	(2)	3,318	19,015	0.01	12/13/2028
	4/25/19	(3)	—	10,464	8.03	4/24/2029
	6/28/2019	(4)	35,757	148,138	14.00	6/27/2029

(1)
Option grants issued prior to June 2019 had exercise prices in GBP. These amounts reported have been converted from GBP to USD using an exchange rate of $1.2602 to £1.00 as of the date of our initial public offering.

(2)
Commencing as of October 23, 2019, 5,634.3 of the ordinary shares subject to the option will vest every month through March 23, 2020; commencing as of April 23, 2020, 4,509.7 of the ordinary shares subject to the option will vest every month through October 23, 2020; and commencing November 23, 2020, 3,947.5 of the ordinary shares subject to the option will vest every month through May 23, 2021, in each case provided that the named executive officer remains continuously employed with us through each applicable vesting date. The shares subject to the option are not early exercisable.

(3)
25% of the shares shall vest on January 1, 2020, and the remaining shall vest in 36 equal monthly installments

(4)
Vests in 36 equal monthly installments at the end of each calendar month following the date of the grant.

(5)
20% of the shares subject to the option vested on the first anniversary of the grant date, 60% of the shares subject to the option will vest each month thereafter in 36 equal monthly installments, and the remaining 20% of the shares subject to the option will vest on the earlier of (i) the fourth anniversary of the grant date and (ii) the date in which our Board determines that we have received income of $22.2 million with respect to our collaborations with AstraZeneca, Oxurion, and any certain other collaborations, in all cases provided that the named executive officer remains continuously employed with us through each applicable vesting date.

(6)
Vests as to 996.6 of the ordinary shares subject to the option per month from and including January 1, 2019 until January 31, 2019; 1,757.2 of the ordinary shares subject to the option per month from and including February 1, 2019 until January 31, 2020; 1,324.1 of the ordinary shares subject to the option per month from and including February 1, 2020 until February 28, 2021; 1,253.9 of the ordinary shares subject to the option per month from and including March 1, 2021 until May 31, 2021; and 760.6 of the ordinary shares subject to the option per month from and including June 1, 2021 until January 31, 2022.

Senior Executive Cash Incentive Bonus Plan

        In May 2019, our Board adopted the Senior Executive Cash Incentive Bonus Plan (the "Bonus Plan"). The Bonus Plan provides for cash bonus payments based upon the attainment of performance targets established by our compensation committee. The payment targets will be related to financial and operational measures or objectives with respect to our company, or corporate performance goals, as well as individual performance objectives.

        Our Compensation Committee may select corporate performance goals from among the following: achievement of cash flow (including, but not limited to, operating cash flow and free cash flow); research and development, publication, clinical and/or regulatory milestones; earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of our ADSs; economic value-added; acquisitions or strategic transactions, including licenses, collaborations, joint ventures or promotion arrangements; operating income (loss); return on capital, assets, equity, or investment; total shareholder returns; coverage decisions; productivity; expense efficiency; margins; operating efficiency; working capital; earnings (loss) per share of our ADSs; sales or market shares; number of prescriptions or prescribing physicians; revenue; corporate revenue; operating income and/or net annual recurring revenue, any of which may be (a) measured in absolute terms or compared to any incremental increase, (b) measured in terms of growth, (c) compared to another company or companies or to results of a peer group, (d) measured against the market as a whole and/or as compared to applicable market indices and/or (e) measured on a pre-tax or post-tax basis (if applicable).

        Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period. The bonus formulas will be adopted in each performance period by the compensation committee and communicated to each executive. The corporate performance goals will be measured at the end of each performance period after our financial reports have been published or such other appropriate time as the compensation committee determines. If the corporate performance goals and individual performance objectives are met, payments will be made as soon as practicable following the end of each performance period. Subject to the rights contained in any agreement between the executive officer and us, an executive officer must be employed by us on the bonus payment date to be eligible to receive a bonus payment. The Bonus Plan also permits the Compensation Committee to approve additional bonuses to executive officers in its sole discretion and provides the compensation committee with discretion to adjust the size of the award as it deems appropriate to account for unforeseen factors beyond management's control that affected corporate performance.

Employment and Service Arrangements with Our Named Executive Officers

        Below are descriptions of our employment and service agreements and arrangements with our named executive officers.

Kevin Lee

        Our subsidiary BicycleTx Limited, or BicycleTX, entered into an amended and restated service agreement with Dr. Lee, or the Lee Service Agreement, effective on September 26, 2019. Pursuant to the Lee Service Agreement, Dr. Lee currently serves as our Chief Executive Officer and reports to our Board. Dr. Lee was entitled to an initial annual base salary of $575,000, and in December 2019, upon the recommendation of our Compensation Committee, our Board increased Dr. Lee's base salary to $592,250 for 2020. His base salary, while denominated in USD, is paid in GBP based on the USD/GBP Bank of England daily spot exchange rate applicable on the date of his service agreement. Effective January 1, 2020, the Compensation Committee amended the conversion policy such that Dr. Lee's salary will be paid in GBP based on the 12-month trailing average of the USD/GBP Bank of England daily spot exchange rates on January 1 of the calendar year in which the payment is made. Dr. Lee was previously granted a retention bonus of £150,000 (paid in two tranches, £100,000 in August 2018 and £50,000 in October 2019), which must be repaid if Dr. Lee provides notice to terminate his employment at any time prior to August 1, 2020. Dr. Lee is eligible for an annual performance bonus, which in 2019 was for up to fifty percent (50%) of his salary, which may be paid in cash, in whole or in part, or options to purchase our ordinary shares, based on the achievement of certain performance goals, including corporate objectives, strategic initiatives and regulatory and clinical milestones, as determined by the Compensation Committee of our Board. In December 2019, the Compensation Committee recommended and our Board approved a 2019 bonus compensation award for Dr. Lee in the amount of $368,484 and increased Dr. Lee's annual performance bonus target to sixty percent (60%) of his base salary for 2020. Dr. Lee is also eligible to participate in BicycleTx's employee benefit plans generally available to BicycleTx executive employees, subject to the terms of those plans.

        Dr. Lee's employment has no specified term, but can be terminated by either party giving the other no less than six months' notice in writing. Dr. Lee's employment may be terminated, immediately and without notice, pursuant to the conditions specified in the Lee Service Agreement, in which event Dr. Lee would then be entitled to certain accrued obligations and may, depending on the circumstances, be entitled to receive payment in lieu of salary and benefits for all or any part of the notice period to which he would otherwise have been entitled. If Dr. Lee's employment is terminated as a result of his death, by BicycleTx without Cause (as defined in the Lee Service Agreement) or by Dr. Lee for Good Reason (as defined in the Lee Service Agreement), BicycleTx will owe Dr. Lee severance pay, the amount of which will depend whether such termination occurs within the 12-month period following a Change of Control (as defined in the Lee Service Agreement) of us. If such termination occurs within such 12-month period, Dr. Lee would be entitled to receive a payment equal to 1.5 times his then-annual salary and target annual performance bonus, and benefits continuation (or cash in lieu thereof) for 18 months following his termination. Any equity awards held by Dr. Lee subject to time-based vesting would also become fully vested. If such termination occurs other than within the 12-month period following a Change of Control (as defined in the Lee Service Agreement) of us, Dr. Lee would be entitled to receive a payment equal to one times his then annual salary, and benefits continuation (or cash in lieu thereof) for 12 months following termination. The Lee Service Agreement also binds Dr. Lee to customary confidentiality, intellectual property and post-termination covenants.

Lee Kalowski

        Our subsidiary Bicycle Therapeutics Inc., or Bicycle Inc., entered into an amended and restated employment agreement with Mr. Kalowski, or the Kalowski Employment Agreement, on September 26, 2019. Pursuant to the Kalowski Employment Agreement, Mr. Kalowski serves as our Chief Financial Officer and reports to our Chief Executive Officer. He was entitled to an initial annual base salary of $450,000 and is eligible for an annual performance bonus with an annual target of 40% of his salary, based on the achievement of certain targeted goals, as determined by Bicycle Inc. and confirmed by Bicycle Inc.'s Board of Directors. In December 2019, Mr. Kalowski's base salary was increased to $463,500 for 2020, and Mr. Kalowski was awarded a 2019 bonus in the amount of $238,000. Mr. Kalowski is also eligible to participate in Bicycle Inc.'s employee benefit plans generally available to Bicycle Inc.'s executive employees, subject to the terms of those plans.

        Mr. Kalowski's employment is at will and may be terminated at any time by Bicycle Inc. or Mr. Kalowski. In the event Mr. Kalowski's employment is terminated, he would then be entitled to certain accrued obligations. In the case of termination due to death or Disability (as defined in the Kalowski Employment Agreement) only, those accrued obligations would include the annual bonus amount that Mr. Kalowski would have otherwise earned for performance in such preceding calendar year. If Mr. Kalowski's employment is terminated by Bicycle Inc. without Cause (as defined in the

Kalowski Employment Agreement) or by Mr. Kalowski for Good Reason (as defined in the Kalowski Employment Agreement), provided he signs and does not revoke a separation agreement that includes a release of claims and a non-competition agreement, Bicycle Inc. will pay him severance pay, the amount of which will depend upon whether such termination occurs within the 12-month period following a Change of Control (as defined in the Kalowski Employment Agreement) of us. If such termination occurs within such 12-month period, Mr. Kalowski would be entitled to receive 12 months of continued base salary, his target annual performance bonus paid in one lump sum, and payment by Bicycle Inc. of the employer-portion of premiums for continued group health coverage for up to 12 months following his termination. Any equity awards held by Mr. Kalowski subject to time-based vesting would also become fully vested. If such termination occurs other than within the 12-month period following a Change of Control (as defined in the Kalowski Employment Agreement) of us, Mr. Kalowski would be entitled to receive nine months of continued base salary and payment by Bicycle Inc. of the employer-portion of premiums for continued group health coverage for up to nine months following termination. The Kalowski Employment Agreement also binds Mr. Kalowski to customary confidentiality, intellectual property and post-termination covenants.

Michael Skynner

        BicycleTX entered into an amended and restated service agreement with Dr. Skynner, or the Skynner Service Agreement, effective on September 26, 2019. Pursuant to the Skynner Service Agreement, Dr. Skynner currently serves as our Chief Operating Officer and reports to our Chief Executive Officer. Dr. Skynner was entitled to an initial annual base salary of $420,000, and in December 2019, upon the recommendation of our Compensation Committee, our Board increased Dr. Skynner's base salary to $441,200 for 2020. His base salary, while denominated in USD, is paid in GBP based on the USD/GBP Bank of England daily spot exchange rate applicable on the date of his service agreement. Effective January 1, 2020, the Compensation Committee amended the conversion policy such that Dr. Skynner's salary will be paid in GBP based on the 12-month trailing average of the USD/GBP Bank of England daily spot exchange rates on January 1 of the calendar year in which the payment is made. Dr. Skynner is eligible for an annual performance bonus of up to 40% of his salary, which may be paid in cash, in whole or in part, or options to purchase our ordinary shares, based on the achievement of certain performance goals, including corporate objectives, strategic initiatives and regulatory and clinical milestones, as determined by the Compensation Committee. In December 2019, the Compensation Committee recommended and our Board approved a 2019 bonus compensation award for Dr. Skynner in the amount of $212,390 and increased Dr. Skynner's annual performance bonus target to forty-five percent (45%) of his base salary for 2020. Dr. Skynner is also eligible to participate in BicycleTx's employee benefit plans generally available to BicycleTx executive employees, subject to the terms of those plans.

        Dr. Skynner's employment has no specified term, but can be terminated by either party in writing giving the other no less than six months' notice. Dr. Skynner's employment may be terminated, immediately and without notice, pursuant to the conditions specified in the Skynner Service Agreement, in which event Dr. Skynner would then be entitled to certain accrued obligations and may, depending on the circumstances, be entitled to receive payment in lieu of salary and benefits for all or any part of the notice period to which he would otherwise have been entitled. If Dr. Skynner's employment is terminated as a result of his death, by BicycleTx without Cause (as defined in the Skynner Service Agreement) or by Dr. Skynner for Good Reason (as defined in the Skynner Service Agreement), BicycleTx will owe Dr. Skynner severance pay, the amount of which will depend whether such termination occurs within the 12-month period following a Change of Control (as defined in the Skynner Service Agreement) of us. If such termination occurs within such 12-month period, Dr. Skynner would be entitled to receive a payment equal to 12 months of his then-annual salary, his target annual performance bonus for the year of termination, and benefits continuation (or cash in lieu thereof) for 12 months following his termination. Any equity awards held by Dr. Skynner subject to time-based vesting would also become fully vested. If such termination occurs other than within the 12-month period following a Change of Control (as defined in the Skynner Service Agreement) of us, Dr. Skynner would be entitled to receive a payment equal to nine months of his then annual salary, and benefits continuation (or cash in lieu thereof) for nine months following termination. The Skynner Service Agreement also binds Dr. Skynner to customary confidentiality, intellectual property and post-termination covenants.

Pension Plan

        We currently maintain a personal pension plan provided by Scottish Widows Group where we make contributions to our U.K. eligible employee's personal pension plan as selected by us. Each participant may make additional contributions at his or her discretion.

401(k) Plan

        We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Plan participants are able to defer eligible compensation subject to applicable annual limits pursuant to the Internal Revenue Code of 1986, as amended (the "Code"). We have the ability to make discretionary contributions to the 401(k) plan and currently match each participant's contribution up to a maximum of 4% of their eligible compensation The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan's related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Equity Incentive Plans

2019 Share Option Plan

        General.    In May 2019, our Board adopted, and our shareholders approved, our 2019 Share Option Plan (the "2019 Plan"). The Plan was amended by our Board in September 2019 to make certain immaterial clarifying amendments. The 2019 Plan allows the Compensation Committee to grant options to purchase ordinary shares and other share-based awards to our officers, employees, directors and other key persons (including consultants). The 2019 Plan permits the granting of both options to subscribe for ordinary shares intended to qualify in relation to U.S. employees as incentive share options under Section 422 of the Code, and options that do not so qualify.

        Authorized Shares.    As of December 31, 2019, we had 872,646 ordinary shares reserved for issuance pursuant to the 2019 Plan. The 2019 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase on the first day of each financial year, beginning on January 1, 2020, by 4% of the outstanding number of ordinary shares on the day prior to the first day of the applicable new financial year, or such lesser number of shares as determined by the Board, or the Annual Increase. On January 1, 2020, the total number of shares available for issuance under the 2019 Plan was increased by 719,748 shares pursuant to this provision. As of December 31, 2019, share options to purchase 872,646 ordinary shares were outstanding under the 2019 Plan.

        Change in Control.    The 2019 Plan provides that in the case of, and subject to, the consummation of a "change of control" as defined in the 2019 Plan, then all options may be exercised on the same day as, and immediately prior to, the change of control becoming effective or within such period not exceeding six months afterwards as the Compensation Committee may determine, and any vested options not exercised within such period shall lapse.

2019 Employee Share Purchase Plan

        General.    In May 2019, our Board adopted, and our shareholders approved, our 2019 Employee Share Purchase Plan (the "ESPP"). The purpose of the ESPP is to secure the services of new employees, to retain the services of existing employees and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. Any of our employees or those of our designated affiliates may participate in the ESPP, except that such employees may have to satisfy one or more of the following service requirements, as determined by our Board: (i) being customarily employed for more than 20 hours per week; and (ii) being customarily employed for more than three months per calendar year.

        No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our ordinary shares, valued at the start of the purchase period, under the ESPP in any calendar year. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value pursuant to Section 424(d) of the Code.

        Authorized Shares.    As December 31, 2019, we had 215,000 ordinary shares reserved for purchase by our eligible employees. In addition, the number of ordinary shares available for purchase by our eligible employees under the ESPP will automatically increase annually on January 1, in an amount equal to the lesser of (i) 1% of the total number of outstanding ordinary shares as of December 31 of the immediately preceding year, or (ii) 430,000 ordinary shares. Notwithstanding the foregoing, our Board may act prior to January 1 of any calendar year to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of ordinary shares than would otherwise occur pursuant to the preceding sentence. On January 1, 2020, the total number of shares available for issuance under the ESPP was increased by 179,937 ordinary shares pursuant to this provision.

ADDITIONAL INFORMATION

U.K. Statutory Annual Accounts and Reports of the Board and Auditors of Bicycle Therapeutics plc for the year ended December 31, 2019

        Consistent with its obligations under the Companies Act, our Board will present at the AGM our 2019 U.K. Annual Report, which has been approved by and, where appropriate, signed on behalf of our Board and will be delivered to the Registrar of Companies in the United Kingdom following the AGM. A copy of our U.K. statutory directors' remuneration report, including the annual report on remuneration and the remuneration policy, is included as Annex A to this proxy statement. A complete copy of our 2019 U.K. Annual Report, including the statutory Board of Directors report, strategic report and auditor's report on our U.K. accounts are being sent to you as part of the Proxy Materials. Shareholders who wish to raise questions in relation to the 2019 U.K. Annual Report can submit questions for the Board in advance of the AGM to shareholderquestions@bicycletx.com. The Board will endeavor, where appropriate, to answer such questions by publishing responses on our website as soon as practical after the AGM. If the Stay at Home Measures are relaxed or removed prior to the AGM such that shareholders are permitted to attend the AGM, we will provide our shareholders with an opportunity to raise questions in relation to the 2019 U.K. Annual Report at the AGM.

Shareholders' Rights to Call a General Meeting

        Our shareholders have the right to call a meeting of our shareholders. The Companies Act generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The Companies Act generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the Companies Act and cannot be waived by our shareholders.

Shareholder Proposals for 2021 Annual General Meeting

        Pursuant to the various rules promulgated by the SEC and without prejudice to the rights of a shareholder of record under the Companies Act, shareholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2021 annual general meeting of shareholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act.

        In order to be considered for inclusion in our proxy statement for our 2021 annual general meeting of shareholders, shareholder proposals must be received by our Company Secretary in writing at c/o Bicycle Therapeutics plc, Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT no later than 120 days before the anniversary of the date on which we sent our proxy materials for the AGM, or December 28, 2020. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the Meeting, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.

        Shareholder proposals submitted for consideration at our 2021 annual general meeting of shareholders, but not submitted for inclusion in our proxy statement for our 2021 annual general meeting of shareholders, must be received by our Secretary at our Company's principal executive offices, Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT no later than 45 days before the anniversary of the date of the AGM, or May 15, 2021. However, if the date of the 2021 annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the Meeting, the notice must be received by our Company Secretary at least 45 days prior to the date we intend to distribute our proxy materials with respect to the 2021 annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for the 2021 annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by Rule 14a-4 of the Exchange Act.

        Under section 338 of the Companies Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require us to include such resolution in our notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by us at the Office of the Company Secretary, Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

Shareholder Rights

        Under section 527 of the Companies Act, members meeting the threshold requirement set out in that section have the right to require us to publish on a website a statement setting out any matter relating to: (i) the audit of our accounts (including the auditor's report and the conduct of the audit) that are to be laid before the AGM; or (ii) any circumstance connected with our auditor ceasing to hold office since the previous meeting at which annual accounts or reports were laid in accordance with section 437 of the Companies Act. We may not require the shareholders requesting any such website publication to pay our expenses in complying with sections 527 or 528 of the Companies Act. Where we are required to place a statement on a website under section 527 of the Companies Act, we must forward the statement to our auditor not later than the time when we make the statement available on the website. The business which must be dealt with at the AGM includes any statement that we have been required, under section 527 of the Companies Act, to publish on a website.

Householding

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Materials with respect to two or more shareholders sharing the same address by delivering a single set of Proxy Materials addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

        This year, a number of brokers with account holders who are our shareholders will be "householding" the Proxy Materials. A single set of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate set of Proxy Materials, please notify your broker or us. Direct your written request to Bicycle Therapeutics plc, Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT, United Kingdom, Attn: Jim Sutcliffe, Corporate Secretary. Shareholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request "householding" of their communications should contact their brokers.

Questions

        If you have any questions or need more information about the AGM please write to us at:

  Bicycle Therapeutics plc
  Attn: Jim Sutcliffe, Corporate Secretary
  Building 900 Babraham Research Campus
  Babraham
  Cambridge, CB22 3AT
  United Kingdom

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2019 is available without charge upon written request to: Corporate Secretary, Bicycle Therapeutics plc, Building 900, Babraham Research Campus, Babraham, Cambridge CB22 3AT, United Kingdom.

Annex A

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report

Annual Statement from the Chair of the Compensation Committee

Dear Shareholders,

        As the Chair of the Compensation Committee (the "Committee"), I am pleased to present, on behalf of the board of directors (the "Board") of Bicycle Therapeutics plc (the "Parent Company" and, together with its subsidiaries, the "Company", "Bicycle", "our", "we" or "us"), the Directors' Remuneration Report for the year ended 31 December 2019 (the "Remuneration Report"), which is the Company's first such report following the Parent Company's initial public offering (the "IPO") and listing on The Nasdaq Stock Market ("NASDAQ") on 23 May 2019.

        The Remuneration Report will be subject to an advisory vote, and the Directors' Remuneration Policy (the "Remuneration Policy") will be subject to a binding vote, at the forthcoming Annual General Meeting to be held on 29 June 2020 (the "AGM"). There are no other matters that the Parent Company requires approval for under Chapter 4A of Part 10 of the Companies Act 2006. Following the IPO in May 2019, this will be the Parent Company's first AGM.

Introduction

        2019 was a pivotal year for Bicycle, having undertaken an IPO on NASDAQ and fully transitioned into being a public company. During 2019, we established a broad range of remuneration programs and policies and the Committee took actions aligned strategically with the Parent Company's shareholders and designed to appropriately position the Company as a global biopharmaceutical company.

        As we move into 2020 and beyond, the Committee's role will be to ensure that directors and senior executives are appropriately compensated and incentivised to deliver growth in a long-term and sustainable manner to shareholders. The Committee will implement this strategy by establishing remuneration programs that are grounded in market practice, effective at driving proper executive behaviours, clearly link pay and performance and are cost-efficient overall to shareholders. Key considerations guiding our Remuneration Policy are described in more detail on page A-4 of the Remuneration Report.

The global marketplace for talent

        We are a biopharmaceutical company headquartered in the UK and with operations in both the UK and the U.S. Given that the market for experienced directors and biopharmaceutical executive talent, particularly in the U.S., is very competitive, the Committee references the U.S. market as the leading indicator for executive and director remuneration levels and practices. This will help attract and retain directors and motivate the superior executive talent needed to successfully manage the Company's complex global operations. Being consistent in this market view of the U.S. as the primary benchmark for remuneration practices for our Executive and Non-Executive Directors is key for the Company as it builds its global operations in a manner designed to deliver sustainable long-term growth and shareholder value.

        In taking any actions, the Committee is mindful of the general UK compensation framework, including investor bodies' guidance and the UK Corporate Governance Code, and has considered these when determining the remuneration programs and policies where it believes they best serve the long-term interests of shareholders.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Pay for performance

        We believe that a significant portion of the remuneration of our Executive Director should be based on achieving objectives designed to create inherent value in the Company, and ultimately on achieving value creation for our shareholders. In line with this belief, the compensation of our Executive Director includes short term incentives based on corporate and personal goals. Similarly, all directors receive equity incentives designed to reward long-term value creation for our shareholders.

2019 remuneration outcome

        As outlined above, a core principle of Bicycle's Remuneration Policy is the link between pay and performance. In the financial year 2019 (being the year ended 31 December 2019), the annual bonus paid to Kevin Lee, our Chief Executive Officer ("CEO"), was determined by the Board following an assessment of the corporate and personal objectives achieved in the year. Kevin Lee received a bonus of 143% of his target bonus, which resulted in a total bonus pay out of 71% of salary earned for the financial year 2019. The bonus was paid in cash in February 2020. This outcome was based on achievements versus goals in the following key areas: Corporate Development, Clinical Development, CMC Platform, Financial and Organisational Development.

        Some of the key highlights of the 2019 year included:

  •
  successful listing on NASDAQ;

  •
  significant advancement of clinical pipeline by delivering BT5528 phase 1 results ahead of schedule; and

  •
  establishing a partnering strategy to enhance external presence.

        Please see the remainder of the Remuneration Report for additional details on this bonus outcome and the pay for performance linkage.

2020 Equity Incentive Plan

        It is proposed that, following shareholder approval at the AGM, the Parent Company will adopt the Bicycle Therapeutics plc 2020 Equity Incentive Plan (the "EIP"), further details of which can be found in the Parent Company's proxy statement dated 27 April 2020. The EIP will allow for greater flexibility in the type of equity awards that can be granted and, subject to it being approved by the Parent Company's shareholders, the EIP will replace the Company's existing Share Option Plan (the "SOP") for all equity awards granted after the date of approval of the EIP, both for our directors and for all other eligible participants.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Conclusion

        The Committee believes the proposals put forth in this report will properly motivate our directors and senior executives to deliver sustainable growth and shareholder value over the long term and do so in a responsible and cost-efficient manner.

        I hope that you find the information in this report helpful and I look forward to your support at our AGM.

Yours sincerely,

Veronica Jordan
Chair of the Compensation Committee
23 April 2020

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Remuneration Policy

        This part of the Remuneration Report sets out the Remuneration Policy and has been prepared in accordance with the Large and Medium-sized Companies and Groups (Accounts and Reports) (Amendment) Regulations 2013.

        The Remuneration Policy will be put forward for approval by shareholders in a binding vote at the forthcoming AGM on 29 June 2020. If approved, it is intended that the Remuneration Policy will take effect from the date of approval and apply for a maximum period of three years (or until a revised policy is approved by shareholders).

Key considerations when determining the Remuneration Policy

        The Committee designed the Remuneration Policy with a number of specific objectives in mind. The Remuneration Policy should:

  •
  attract, retain and motivate high calibre senior management and focus them on the delivery of the Company's strategic and business objectives;

  •
  encourage a corporate culture that promotes the highest level of integrity, teamwork and ethical standards;

  •
  be competitive against appropriate market benchmarks (being predominantly the U.S. biotech sector) and have a strong link to performance, providing the ability to earn above-market rewards for strong performance;

  •
  be simple and understandable, both internally and externally;

  •
  encourage increased equity ownership to motivate executives in the overall interests of shareholders, the Company, employees and customers; and

  •
  take due account of good governance and promote the long-term success of the Company.

        In seeking to achieve the above objectives, the Committee is mindful of the views of a broad range of stakeholders in the business and accordingly takes account of a number of factors when setting remuneration including: market conditions; pay and benefits in relevant comparator organisations; terms and conditions of employment across the Company; the Company's risk appetite; the expectations of institutional shareholders; and any specific feedback received from shareholders and other stakeholders.

Remuneration Policy table

        The table in the following pages sets out, for each element of pay, a summary of how remuneration is structured and how it supports the Company's strategy.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Executive Directors

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Base salary

To recruit and retain Executive Directors of the highest calibre who are capable of delivering the Company's strategic objectives, reflecting the individual's experience and role within the Company.

Base salary is designed to provide an appropriate level of fixed income to avoid any over-reliance on variable pay elements that could encourage excessive risk taking.

Salaries are normally reviewed annually, and changes are generally effective from 1 January each year.

The annual salary review for Executive Directors takes a number of factors into consideration, including:

•

business performance;

•

salary increases awarded to the overall employee population;

•

skills and experience of the individual over time;

•

scope of the individual's responsibilities;

•

changes in the size and complexity of the Company;

•

market

•

competitiveness assessed by periodic benchmarking; and

•

the underlying rate of inflation.

If salary is set in USD but paid to a UK-based Executive Director it will be converted and paid in GBP pursuant to the terms of the applicable service agreement (as amended from time to time).

Whilst there is no prescribed formulaic maximum, any increases will take into account prevailing market and economic conditions and the approach to employee pay throughout the organisation.

In assessing base salaries, the Committee takes into account market data, but does not target a specific percentile when setting pay levels, rather considers it as one factor along with several others including Company and individual performance, tenure, past experiences and expected future contributions. Base salary increases are awarded at the discretion of the Committee; however, salary increases will normally be no greater than the general increase awarded to the wider workforce, in percentage of salary terms unless the salary is meaningfully below peers.

In addition, a higher increase may be made where an individual had been appointed to a new role at below-market salary while gaining experience. Subsequent demonstration of strong performance may result in a salary increase that is higher than that awarded to the wider workforce.

Not performance related.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Benefits
Reasonable benefits-in-kind are provided to support Executive Directors in carrying out their duties and assist with retention and recruitment.
The Company aims to offer benefits that are in line with market practice.

The main benefits currently provided include private health insurance, long-term disability, critical illness and death in service.

Under certain circumstances the Company may offer relocation allowances or assistance. Expatriate benefits may be offered where relevant including fees for tax advice associated with completion of international tax returns and, if relevant, any gross-up for tax.

Travel, accommodation and any reasonable business-related expenses (including tax thereon) may be reimbursed.

Executive Directors may become eligible for other benefits in future where the Committee deems it appropriate. Where additional benefits are introduced for the wider workforce, Executive Directors may participate on broadly similar terms.

Executive Directors are eligible to participate in the Company's all-employee share plans on the same terms as other employees in the jurisdiction in which they are engaged.

		Not applicable.	Not performance related.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Pensions
The Company aims to provide a contribution towards life in retirement.	Executive Directors are eligible to receive employer contributions to the Company's Group Personal Pension Scheme or a salary supplement in lieu of pension benefits, or a mixture of both.	Up to 12% of salary per annum for Executive Directors, C-level executives and senior managers. The rest of the workforce is up to 8%.	Not performance related.
Annual Performance Bonus
The annual bonus scheme rewards the achievement of stretching objectives that support the Company's corporate goals and delivery of the business strategy.
Bonuses are determined based on annual corporate and personal performance measures and targets that are agreed between the Executive Directors and the Board (following the Committee's recommendation) at the start of each financial year.

Bonuses may be paid in cash or in equity awards, as may be agreed between the Executive Directors and the Committee.

Payment of bonuses is conditional on the Executive Directors being in employment (and not having served notice of termination). No deferral period applies to bonuses.

The maximum target bonus opportunity for Executive Directors is 80% of salary, with a maximum bonus opportunity of up to two times the target opportunity.

For threshold performance, no more than 50% of target bonus may be payable.

For 2020, the target bonus opportunity for Executive Directors will be no more than 60% of salary, with a maximum bonus opportunity of up to 150% of the target opportunity. In addition there is an opportunity based on personal objectives to receive up to an additional 50% of the total bonus outcome (i.e. a maximum total of 135% of salary).

Performance measures are determined by the Committee each year and may vary to ensure that they promote the Company's business strategy and shareholder value.

The performance measures may include financial, strategic and/or personal objectives.

The Committee may alter the bonus outcome (up or down) if it considers that the pay-out derived from a formula is inconsistent with the Company's overall performance, taking account of any factors it considers relevant. This will help ensure that payments reflect overall Company performance during the period.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
2019 Share Option Plan ("SOP")

The SOP is designed to incentivise the successful execution of business strategy over the longer term and provide long-term retention.

Facilitates share ownership to provide further alignment with shareholders.

Subject to shareholder approval of the new EIP being obtained, no new options will be granted under the SOP.

Awards will typically be granted annually, in the form of options although may also be granted more or less frequently.

Options are typically subject to vesting over a four-year period, with 25% of the award vesting on the first anniversary of the grant, and the remainder vesting in equal monthly instalments thereafter. The Committee may vary the vesting schedule of options as it considers appropriate.

No deferral or holding period applies to options or to the shares acquired on the exercise of options.

There is no defined maximum opportunity under the SOP. However, the Committee will generally work within the benchmarking guidelines provided by our compensation consultants. We seek to establish equity-based remuneration competitive to that offered by a set of comparable companies with whom we may compete for talent.
Performance conditions may apply to awards. Such conditions may be strategic objectives which may include milestones events, financial, strategic and/or personal objectives.

Share options are granted with an exercise price no less than the fair market value of the shares on the date of grant. Accordingly, share options will only have value to the extent the Company's share price appreciates following the date of grant.

Any performance conditions set will be designed to incentivise performance in support of the Company's strategy and business objectives.

The Committee has flexibility to vary the mix of measures or introduce new measures for each subsequent award taking into account business priorities at the time of grant.

The Committee may amend, relax or waive performance conditions if it considers that they have become unfair or impractical. This will help ensure that vesting reflects overall Company performance during the period.

Options vest in full on a change of control.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
2020 Equity Incentive Plan ("EIP")

The EIP is designed to incentivise the successful execution of business strategy over the longer term and provide long-term retention.

Facilitates share ownership to provide further alignment with shareholders.

Awards may be granted in the form of options, share appreciation rights, restricted shares, restricted share units or such other form as may be permitted under the EIP or by any other equity incentive plan operated by the Company from time to time.

Awards will typically be granted annually to continuing employees, although may also be granted more or less frequently.

Awards are typically subject to vesting over a four-year period, with 25% of the award vesting on the first anniversary of the grant, and the remainder vesting in equal monthly instalments thereafter. The Committee may vary the vesting schedule of awards as it considers appropriate.

No deferral or holding period applies to awards or to the shares acquired following the vesting of awards.

There is no defined maximum opportunity under the EIP. However, the Committee will generally work within the benchmarking guidelines provided by our compensation consultants. We seek to establish equity-based remuneration competitive to that offered by a set of comparable companies with whom we may compete for talent.
Performance conditions may apply to awards. Such conditions may be strategic objectives which may include milestones events, financial, strategic and/or personal objectives.

Any performance conditions set will be designed to incentivise performance in support of the Company's strategy and business objectives.

The Committee has flexibility to vary the mix of measures or introduce new measures for each subsequent award taking into account business priorities at the time of grant.

The Committee may amend, relax or waive performance conditions if it considers that they have become unfair or impractical. This will help ensure that vesting reflects overall Company performance during the period.

Awards vest in full on a change of control.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Chair and Non-Executive Directors

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Fees and benefits
To attract Non-Executive Directors who have a broad range of experience and skills to provide independent judgement on issues of strategy, performance, resources and standards of conduct.
Non-Executive Directors receive an annual retainer paid in cash, comprising a base fee plus additional fees for Committee Chairpersonship or membership. Such fees are set based on peer group comparator data.

The Chair's fee is reviewed annually by the Committee (without the Chair present). Fee levels for the Non-Executive Directors are determined by directors upon the recommendation of the Committee.

When reviewing fee levels, account is taken of market movements in fee levels, Board committee responsibilities, ongoing time commitments and the general economic environment.

In exceptional circumstances, if there is a temporary yet material increase in the time commitments for Non-Executive Directors, the Board may pay additional fees to recognise that additional workload.

When reviewing fee levels, account is taken of market movements in the fees of Non-Executive Directors, Board Committee responsibilities and ongoing time commitments, as well as the underlying rate of inflation.

Actual fee levels are disclosed in the Annual Remuneration Report for the relevant financial year.

Not performance related.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Fees and Benefits (continued)

Non-Executive Directors ordinarily do not participate in any pension, bonus or performance-based share incentive plans. Travel, accommodation and other business-related expenses incurred in carrying out the role as well as fees for tax advice associated with completion of international tax returns will be paid by the Company including, if relevant, any gross-up for tax.

Tax equalisation benefits may be provided to Non-Executive Directors who are required to relocate or become tax resident in a new jurisdiction.

Non-Executive Director fees are generally denominated and paid in USD but may be denominated and/or paid in GBP, USD, or a combination depending on the personal situation of each Non-Executive Director. Any currency conversions are calculated in accordance with the applicable Company procedure from time to time.

Non-Executive Director fees in respect of those Non-Executive Directors who are appointed by an investor (or group of investors) in the Parent Company may be paid to those investor(s) on behalf of the relevant Non-Executive Director.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Purpose and link to strategy	Operation	Maximum opportunity	Performance metrics
Equity Awards
To facilitate share ownership and provide alignment with shareholders.
Non-Executive Directors may receive equity awards under the EIP (or options, share appreciation rights, restricted shares, restricted share units or such other form as may be permitted by any other equity incentive plan operated by the Company from time to time).

Non-Executive Directors will receive an initial equity award upon appointment or election. Initial equity awards normally vest over a period of three years on a monthly basis from the date of appointment, subject generally to continued service.

In addition, Non-Executive Directors who have not announced an intention to either resign from the Board or not to stand for election at the next annual meeting of shareholders will be granted an equity award in January of each year which shall vest in full upon grant. If a new Non-Executive Director joins the Board following the date of grant of this annual grant in any calendar year, such Non-Executive Director will be granted a pro rata portion of the next annual grant, based on the time between his or her appointment and the date of such annual grant.

There is no maximum award level for equity awards to Non-Executive Directors.

The size of the equity awards is determined by the full Board, upon recommendation of the Compensation Committee.

When reviewing award levels, account is taken of market movements in equity awards, Board committee responsibilities, ongoing time commitments and the general economic conditions.

Not performance related. Awards vest in full on a change of control.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Notes to the policy table

Legacy arrangements

        For the duration of this Remuneration Policy, the Company will honour any commitments made in respect of current or former directors before the date on which either: (i) the Remuneration Policy becomes effective; or (ii) an individual becomes a director, even when not consistent with the Remuneration Policy set out in this report or prevailing at the time such commitment is fulfilled. For the avoidance of doubt, all outstanding historic awards that were granted in connection with, or prior to, listing on NASDAQ and/or under the SOP remain eligible to vest based on their original or modified terms.

        Payments may be made in respect of existing awards under the SOP and the Committee may exercise any discretions available to it in connection with such awards in accordance with the rules of the SOP and relevant award documentation. Options granted under the SOP vest in full on a change of control.

        Payments may be made in respect of consultancy services provided by Pierre Legault pursuant to a consulting agreement entered into between Stone Sunny Isles, Inc. and Bicycle Therapeutics Inc. dated 15 March 2019 pursuant to which Stone Sunny Isles has agreed to make available Pierre Legault to provide advisory services to us as requested by our Board of Directors or our chief executive officer. In consideration for the provision of the advisory services, we pay Stone Sunny Isles a monthly retainer of £10,416, which is billed in U.S. dollars. Pierre Legault is the President, Treasurer and Director of Stone Sunny Isles.

Retention Bonus

        Kevin Lee received a retention bonus to incentivise his continuous service in an aggregate amount of £150k (paid in two tranches, £100k in August 2018 and £50k in October 2019). This bonus is subject to repayment (net of statutory deductions for income tax and employee's National Insurance contributions) if he gives notice to terminate his employment with the Company at any time before 1 August 2020.

Performance conditions

        The choice of annual bonus performance metrics reflects the Committee's belief that any incentive remuneration should be appropriately challenging and tied to the delivery of key strategic objectives intended to ensure that Executive Directors are incentivised to deliver across a range of objectives for which they are accountable. The Committee has retained flexibility on the specific measures which will be used to ensure that any measures are fully aligned with the strategic imperatives prevailing at the time they are set.

        The targets for the bonus scheme for the forthcoming year will be set out in general terms, subject to limitations with regards to commercial sensitivity. The full details of the targets will be disclosed when they are in the public domain and are no long considered commercially sensitive.

        Where used, performance conditions applicable to EIP awards (or other equity incentive plans operated by the Company from time to time) will be aligned with the Company's objective of delivering superior levels of long-term value to shareholders. Prior to each award, the Committee has flexibility to select measures that are fully aligned with the strategy prevailing at the time awards are granted.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

        The Committee will review the calibration of targets applicable to the annual bonus, and the EIP in years where performance measures apply, annually to ensure they remain appropriate and sufficiently challenging, taking into account the Company's strategic objectives and the interests of shareholders.

Recovery and withholding

        The Company does not have a policy on recovery and withholding provisions other than on retention bonuses if the employee gives notice of the termination of their employment before a prescribed date.

Differences in remuneration policy between Executive Directors and other employees

        The overall approach to reward for employees across the workforce is a key reference point when setting the remuneration of the Executive Directors. When reviewing the salaries of the Executive Directors, the Committee pays close attention to pay and employment conditions across the wider workforce and in normal circumstances the increase for Executive Directors will be no higher than the average increase for the general workforce.

        The key difference between the remuneration of Executive Directors and that of our other employees is that, overall, at senior levels, remuneration is increasingly long-term, and 'at risk' with an emphasis on performance-related pay linked to business performance and share-based remuneration. This ensures that remuneration at senior levels will increase or decrease in line with business performance and provides alignment between the interests of Executive Directors and shareholders. In particular, long-term incentives are provided only to the most senior executives as they are reserved for those considered to have the greatest potential to influence overall levels of performance.

Committee discretion in operation of variable pay schemes

        The Committee operates under the powers it has been delegated by the Board. In addition, where relevant, it complies with rules that are either subject to shareholder approval or by approval from the Board. These rules provide the Committee with certain discretions which serve to ensure that the implementation of the Remuneration Policy is fair, both to the individual director and to the shareholders. The Committee also has discretions to set components of remuneration within a range, from time to time. Where appropriate, the extent of such discretions is set out in the relevant rules and/or described in the policy table above. To ensure the efficient administration of the variable incentive plans outlined above, the Committee will apply certain operational discretions.

        These include the following:

  •
  selecting the individuals who will receive awards under the plans on an annual basis;

  •
  determining the timing of grants of awards and/or payments;

  •
  determining the quantum of awards and/or payments;

  •
  determining the choice (and adjustment) of any performance measures and targets, vesting schedules, exercise prices (where applicable) and other award terms for each incentive plan;

  •
  determining the extent of vesting, including for leavers;

  •
  making the appropriate adjustments (including to any performance targets) required in certain circumstances, for instance for changes in capital structure;

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

  •
  determining "good leaver" status and the impact of certain corporate events, if applicable, for incentive plan purposes and determining and applying the appropriate treatment;

  •
  interpreting the plan rules where necessary; and

  •
  undertaking the annual review of weighting of performance measures and setting targets for the annual bonus plan and other incentive schemes, where applicable, from year to year.

        If an event occurs which results in the annual bonus plan or EIP (where performance conditions apply) performance conditions and/or targets being deemed unfair or impractical (e.g. material acquisition or divestment), the Committee will have the ability to make amend, relax or waive (and/or recommend such alterations to the Board for approval) to the measures and/or targets and alter weightings. Any use of the above discretion would, where relevant, be explained in the Annual Report on Remuneration and may, as appropriate, be the subject of consultation with the Parent Company's major shareholders.

        The Committee may make minor amendments to the Remuneration Policy (for regulatory, exchange control, tax or administrative purposes or to take account of a change in legislation) without obtaining shareholder approval for that amendment.

Shareholder views

        The Board is committed to dialogue with shareholders and intends to engage directly with them and their representative bodies when considering any significant changes to our remuneration arrangements. The Committee will consider shareholder feedback received following the AGM, as well as any additional feedback and guidance received from time to time. This feedback will be considered by the Committee as it develops the Company's remuneration framework and practices going forward. Assisted by its independent adviser, the Committee also actively monitors developments in the expectations of institutional investors and their representative bodies.

Employment conditions

        The Committee is regularly updated throughout the year on pay and conditions applying to Company employees. Where significant changes are proposed to employment conditions elsewhere in the Company these are highlighted for the attention of the Committee at an early stage.

        Whilst the Committee does not currently consult directly with employees regarding its policy for directors, the Committee is considering the best method of bringing the employee voice to the boardroom.

Other remuneration policies

Remuneration for new appointments

        Where it is necessary to appoint or replace an Executive Director or to promote an existing Executive Director, the Committee's approach when considering the overall remuneration arrangements in the recruitment of a new Executive Director is to take account of the calibre, expertise and responsibilities of the individual, his or her remuneration package in their prior role and market rates. Remuneration will be in line with the Remuneration Policy and the Committee will not pay more than is necessary to facilitate their recruitment.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

        The remuneration package for a new Executive Director will be set in accordance with the terms of the Company's approved remuneration policy in force at the time of appointment. Further details are provided below:

Salary	The Committee will set a base salary appropriate to the calibre, experience and responsibilities of the new appointee. In arriving at a salary, the Committee may take into account, amongst other things, the market rate for the role and internal relativities.

The Committee has the flexibility to set the salary of a new Executive Director at a lower level initially, with a series of planned increases implemented over the following few years to bring the salary to the desired positioning, subject to individual performance.

In exceptional circumstances, the Committee has the ability to set the salary of a new Executive Director at a rate higher than the market level to reflect the criticality of the role and the experience and performance of the individual.
Benefits
Benefits will be consistent with the principles of the policy set out on page A-4. The Company may award certain additional benefits and other allowances including, but not limited to, those to assist with relocation support, temporary living and transportation expenses, educational costs for children, reimbursement of fees for tax advice associated with completion of international tax returns and tax equalisation to allow flexibility in employing an overseas national.
Pension benefits
A maximum employer pension contribution of 12% of salary (or equivalent cash allowance) may be payable for external appointments. For an internal appointment, his or her existing pension arrangements may continue to operate. Any new Executive Director based outside the UK will be eligible to participate in pension or pension allowance, insurance and other benefit programmes in line with local practice.
Annual bonus	The maximum target bonus opportunity is 80% of base salary and the maximum bonus opportunity for new appointments is 225% of their target bonus.
Other cash or equity-based awards
Executive Directors may receive awards under the EIP (or other equity incentive plan operated by the Company from time to time) on appointment. The Committee will assess and determine the award level, award vehicle, performance conditions and vesting schedule for each individual on a case-by-case basis. In addition, Executive Directors are eligible to participate in the Company's all-employee share plans on the same terms as other employees in the jurisdiction in which they are engaged.

In addition, the Committee may offer additional cash and/or equity-based elements in order to "buy-out" remuneration relinquished on leaving a former employer. Any awards made in this regard may have no performance conditions, or different performance conditions, or a different vesting schedule compared to the Company's existing plans, as the Committee considers appropriate.

        Depending on the timing and responsibilities of the appointment, it may be necessary to set different annual bonus or SOP performance measures and targets as applicable to other Executive Directors.

        The terms of appointment for a Non-Executive Director would be in accordance with the approved remuneration policy for Non-Executive Directors in force at the time of the appointment.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Service contracts and termination policy

        Executive Directors have rolling service agreements (entered into with the Parent Company or a subsidiary thereof) which may be terminated in accordance with the terms of these agreements. The period of notice for Executive Directors (to be given by the employer or the Executive Director) will not normally exceed 6 months. Executive Directors' service agreements are available for inspection at the Parent Company's registered office during normal business hours and will also be available to the public if required to be filed by the Parent Company with the SEC. The terms of the current Executive Director's service contract are:

Name	Position	Date of service contract	Notice period
Kevin Lee	Chief Executive Officer	26 Sept 2019	6 months either party

        The Company's policy on remuneration for Executive Directors who leave the Company is set out below. The Committee will exercise its discretion when determining amounts that should be paid to leavers (other than in respect of the relevant leaver's contractual entitlements which will be respected), taking into account the facts and circumstances of each case. Where applicable, the Company may elect to make a payment in lieu of notice ("PILON") equivalent in value to basic salary and contractual benefits for any unexpired portion of the notice period (but excluding any annual bonus or holiday entitlement that would have otherwise accrued during the notice period).

        Where the Executive Director is terminated by the Company without "Cause" (as defined in the service agreement), by the Executive Director for "Good Reason" (as defined in the service agreement), or on the Executive Director's death, severance pay in addition to any potential PILON and any entitlements in respect of the year to the date of termination in accordance with the applicable terms shall be paid to an Executive Director as set out below, subject to the Executive Director signing a waiver of claims:

Element of pay / benefit	Termination other than within 12 months after a relevant "Change in Control" (as defined in the service agreement)	Termination within 12 months after a relevant "Change in Control" (as defined in the service agreement)
Salary	A lump sum payment equal to 12 months' salary payable.	A lump sum payment equal to 18 months' salary payable.
Contractual benefits	A lump sum payment equal to the cost to the Company of providing contractual benefits for 12 months (or continuation of such benefits).	A lump sum payment equal to the cost to the Company of providing contractual benefits for 18 months (or continuation of such benefits).
Annual bonus	Not applicable.	A lump sum payment equal to 1.5 times target bonus will be paid.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Element of pay / benefit	Termination other than within 12 months after a relevant "Change in Control" (as defined in the service agreement)	Termination within 12 months after a relevant "Change in Control" (as defined in the service agreement)
Share Option Plan (legacy awards)	Options treated in accordance with plan rules.

Good leavers may exercise their options to the extent vested at the time of termination within 12 months after termination.

The Committee has the discretion to accelerate vesting in whole or in part, to extend the exercise window, and/or to waive any applicable performance conditions in whole or in part.

Options subject to time-based vesting (only) accelerate, vest and become exercisable in full. Options subject to performance conditions treated in accordance with plan rules (as described at left).
Equity Incentive Plan	Awards treated in accordance with plan rules. Unless otherwise determined by the Committee, unvested equity awards lapse on the date of termination of employment.	Awards vest in full on a change of control.

        The Company is unequivocally against rewards for failure; the circumstances of any departure, including the individual's performance, would be taken into account in every case. Statutory redundancy payments may be made. Service agreements may be terminated summarily without notice (or on shorter notice periods) and without payment in lieu of notice in certain circumstances, such as gross misconduct or any other material breach of the obligations under their employment contract. The Company may require the individual to work during their notice period or may place them on garden leave during which they would be entitled to full pay and benefits.

        Except in the case of gross misconduct or resignation, the Company may at its absolute discretion reimburse for reasonable professional fees relating to the termination of employment and, where an Executive Director has been required to re-locate, to pay reasonable repatriation costs, including possible tax exposure costs and/or settle any other amount the Committee considers reasonable including any statutory entitlements or sums to settle or compromise claims or potential claims in connection with a termination (including, at the discretion of the Committee, reimbursement for legal advice and provision of outplacement services).

Policy on external appointments

        The Board believes that it may be beneficial to the Company for executives to hold certain roles outside the Company provided that the Company's business takes priority. Any such appointments are subject to approval by the Board and the director may retain any fees received. Kevin Lee is currently a director of Nodthera Limited and Wilbraham Consulting Limited in respect of which he receives an aggregate of £20k per annum in fees.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Non-Executive Directors' terms of engagement

        Each of the Non-Executive Directors is engaged under a Non-Executive Director appointment letter. Each appointment is normally terminable by either party on no more than three months' written notice (or, in some cases, payment in lieu of notice), but may be terminated immediately in certain circumstances. Under our articles of association, our Board is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. In the event of termination, the Chair and Non-Executive Directors are only entitled to fees accrued to the date of termination together with reimbursement of expenses properly incurred before that date.

        The dates of appointment of each of the Non-Executive Directors serving at 31 December 2019 are summarised in the table below. The Parent Company was incorporated on 27 October 2017.

Non-Executive Directors	Date of appointment letter	Date of appointment
Michael Anstey	22 May 2019	4 December 2017
Catherine Bingham	22 May 2019	4 December 2017
Janice Bourque	18 July 2019	18 July 2019
Bosun Hau	23 May 2019	22 May 2019
Veronica Jordan	30 October 2019	30 October 2019
Richard Kender	20 July 2019	18 July 2019
Pierre Legault (Chairman)	15 March 2019	15 March 2019
Carolyn Ng	22 May 2019	12 July 2018
Gregory Winter	24 May 2019	4 December 2017

        At the time of the IPO in May 2019 all Non-Executive Directors then appointed except Pierre Legault entered into new letters of appointment which took effect conditional upon completion of the IPO. Janice Bourque, Richard Kender and Veronica Jordan each entered into letters of appointment at the time of their appointment to the Board.

        Non-Executive Directors' letters of appointment are available for inspection at the Parent Company's registered office during normal business hours and will be available for inspection at the AGM.

        A company affiliated with Pierre Legault, Stone Sunny Isles, Inc., has also entered into a consulting agreement with Bicycle Therapeutics Inc. dated 15 March 2019 under which it will procure the provision of consulting services by Pierre Legault to the Parent Company and is paid a monthly retainer of £10,416, which is billed in U.S. dollars for these services. This consulting agreement is terminable on three months' written notice (or payment in lieu of notice).

Annual Report on Remuneration

        This part of the report has been prepared in accordance with Part 3 of The Large and Medium-sized Companies and Groups (Accounts and Reports) (Amendment) Regulations 2013 and section 420 of the Companies Act 2006. The Annual Report on Remuneration and the Annual Statement by the Chair of the Compensation Committee will be put to a single advisory shareholder vote at the AGM to be held on 29 June 2020.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Compensation Committee

        The current members of the Committee, who are all independent, are Veronica Jordan (as Chair of the Committee), Richard Kender and Janice Bourque. Prior to the appointments of Veronica Jordan on 30 October 2019 and Richard Kender and Janice Bourque on 18 July 2019, the Committee comprised Deborah Harland and Carolyn Ng who left the Committee on 18 July 2019. Decisions of the Committee are made by majority vote or by unanimous written consent.

        The Chair and members of management, the CEO, and the Chief Financial Officer, are invited to attend meetings where appropriate. Attendees are not involved in any decisions and are not present for any discussions regarding their own remuneration.

        No conflicts of interest have arisen during the year and none of the members of the Committee has any personal financial interest in the matters discussed, other than as optionholders. The fees of the Non-Executive Directors are approved by the Board on the joint recommendation of the Committee and the Chief Executive Officer/Executive Director.

Meetings attendance (since listing on NASDAQ)

Director	Meetings Attended
Deborah Harland	1 of 1[1]
Carolyn Ng	1 of 1[2]
Janice Bourque	5 of 5[3]
Richard Kender	5 of 5[4]
Veronica Jordan	2 of 2[5]

1.
One meeting of the Committee took place during Deborah Harland's tenure.

2.
One meeting of the Committee took place during Carolyn's Ng's tenure.

3.
Five meetings of the Committee have taken place during Janice Bourque's tenure.

4.
Five meetings of the Committee have taken place during Richard Kender's tenure.

5.
Two meetings of the Committee have taken place during Veronica Jordan's tenure and she attended one of the meetings in part.

Independent advisors

        Independent advice on executive remuneration is received from the Executive Compensation practice of Radford. Radford is a member of the Remuneration Consultants Group and is a signatory to its Code of Conduct. Radford advises the Committee on all aspects of senior executive remuneration. Since the IPO, Radford has assisted with the drafting of the Remuneration Policy and has kept the Committee up to date on remuneration trends and corporate governance best practice. Radford does not have any other remuneration-unrelated connection with the Company and is considered to be independent by the Committee. During the year ended 31 December 2019, fees charged by Radford for advice provided to the Committee for 2019 amounted to approximately $45k.

Activity in the year

        The Committee's principal function is to develop and implement compensation policies and plans that ensure the attraction and retention of key management personnel, the motivation of management

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

to achieve the Company's corporate goals and strategies, and the alignment of the interests of management with the long-term interests of the Parent Company's shareholders. In determining the remuneration policy, and in constructing the remuneration arrangements for Executive Directors and senior employees, the Board, advised by the Committee, aims to provide remuneration packages that are competitive and designed to attract, retain and motivate Executive Directors and senior employees of the highest calibre.

        The Committee is responsible for and considered, where applicable, during the year:

  •
  annually reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and Chief Financial Officer;

  •
  evaluating the performance of the CEO and Chief Financial Officer in light of such corporate goals and objectives and recommending or determining the compensation of the CEO;

  •
  reviewing and recommending or determining the compensation of our other executive officers;

  •
  reviewing and establishing our overall management compensation, philosophy and policy;

  •
  overseeing and administering our compensation and similar plans;

  •
  retaining and approving the compensation of any compensation advisors;

  •
  reviewing and approving our policies and procedures for the grant of equity-based awards;

  •
  preparing the compensation committee report required by the SEC rules to be included in our annual proxy statement, and the directors' remuneration policy and report as required under English law;

  •
  reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K, if required;

  •
  reviewing and making recommendations to the Board with respect to director compensation; and

  •
  reviewing and discussing with the Board our corporate succession plans for the CEO and other key officers.

        The Committee is formally constituted and operates pursuant to a written charter, which is available on Bicycle's website, https://investors.bicycletherapeutics.com.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Single total figure of directors' remuneration—year ended 31 December 2019 (audited)

        The total remuneration of the individual directors who served from the date of listing on NASDAQ on 23 May 2019, is shown below. Total remuneration is the sum of emoluments plus Company pension contributions.

		Base salary1/fees $000	Benefits[2] $000	Pension[3] $000	Bonus[4] $000	Equity- based awards[5] $000	Other $000	Total remuneration $000
Executive Directors
Kevin Lee	2019	351	13	36	282	—	—	682
Non-Executive Directors
Michael Anstey	2019	24	—	—	—	—	—	24
Catherine Bingham	2019	31	—	—	—	—	—	31
Janice Bourque	2019	29	—	—	—	—	—	29
Bosun Hau	2019	24	—	—	—	—	—	24
Veronica Jordan	2019	9	—	—	—	—	—	9
Richard Kender	2019	44	—	—	—	—	—	44
Pierre Legault[6]	2019	113	—	—	—	—	—	113
Carolyn Ng	2019	24	—	—	—	—	—	24
Gregory Winter	2019	24	—	—	—	—	—	24

Total	2019	673	13	36	282	—	—	1,004

1.
The Executive Director's salary was set in USD but converted and paid in GBP based on the USD/GBP Bank of England daily spot exchange rate applicable on the date of his service agreement.

2.
The Executive Director's benefits included private health insurance, long term disability, critical illness and death in service benefits.

3.
Relates to cash in lieu of pension.

4.
Annual bonus for our Executive Director has been calculated in this table on an accrual basis for the 7 months after the Parent Company's listing on NASDAQ. Bonus was paid in cash. See below / overleaf for more details. This sum also includes £50k paid to the Executive Director in 2019 by way of retention bonus which is subject to repayment (net of statutory deductions for income tax and employee's National Insurance contributions) if he gives notice to terminate his employment with the Company at any time before 1 August 2020 (described above on page A-13).

5.
There were no performance obligations linked to the equity-based awards. The value of equity-based awards in the table is based on the market value of underlying shares at the date of grant, less the applicable exercise price. For the CEO and Non-Executive Directors this was nil because the exercise price is equal to the market value of the underlying shares at the date of grant. Refer to "Share Option Plan" below for details of grants.

6.
Pierre Legault's fees include those payable under a consulting agreement entered into between Stone Sunny Isles, Inc. and Bicycle Therapeutics Inc. dated 15 March 2019 pursuant to which such entity is paid £125k per year for Mr. Legault's advisory services to the Company.

Single total figure of directors' remuneration—year ended 31 December 2019 (audited)

        The total remuneration of the individual directors who served during the financial year, from 1 January 2019 to 31 December 2019, together with a comparison with the equivalent figure for the

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

2018 financial year is shown below. Other than shown, no directors received remuneration in the 2018 financial year. Total remuneration is the sum of emoluments plus Company pension contributions.

		Base salary1/fees $000	Benefits[2] $000	Pension[3] $000	Bonus[4] $000	Equity- based awards[5] $000	Other[6] $000	Total remuneration $000
Executive Directors
Kevin Lee	2019	516	2	53	433	—	—	1,004
	2018	402	2	37	385	—	—	826
Non-Executive Directors[6]
Michael Anstey	2019	24	—	—	—	—	—	24
Catherine Bingham	2019	31	—	—	—	—	—	31
Janice Bourque	2019	29	—	—	—	—	—	29
Bosun Hau	2019	24	—	—	—	—	—	24
Veronica Jordan	2019	9	—	—	—	—	—	9
Richard Kender	2019	44	—	—	—	—	—	44
Pierre Legault[7]	2019	141	—	—	—	—	—	141
Carolyn Ng	2019	24	—	—	—	—	—	24
Gregory Winter	2019	24	—	—	—	—	—	24
Deborah Harland[8]	2019	—	—	—	—	—	—	—
Stephen Hoffman[8]	2019	53	—	—	—	—	—	53
	2018	108	—	—	—	—	—	108
Viswanthan Krishnan[8]	2019	—	—	—	—	—	—	—
Anja Koenig[8]	2019	—	—	—	—	—	—	—
Jason Rhodes[8]	2019	—	—	—	—	—	—	—

Total	2019	919	2	53	433	—	—	1,407

	2018	510	2	37	385	—	—	934

1.
The Executive Director's salary was set in USD but converted and paid in GBP based on the USD/GBP Bank of England daily spot exchange rate applicable on the date of his service agreement.

2.
The Executive Director's benefits included private health insurance, long term disability, critical illness and death in service benefits.

3.
Relates to cash in lieu of pension.

4.
Annual bonus was paid in cash. See below / overleaf for more details. This sum also includes £50k paid to the Executive Director in 2019 and £100k in 2018 each by way of a cash retention bonus which is subject to repayment (net of statutory deductions for income tax and employee's National Insurance contributions) if he gives notice to terminate his employment with the Company at any time before 1 August 2020 (described above on page A-13).

5.
There were no performance obligations linked to the equity-based awards. The value of equity-based awards in the table is based on the market value of underlying shares at the date of grant, less the applicable exercise price. For the CEO and Non-Executive Directors this was nil because the exercise price is equal to the market value of the underlying shares at the date of grant. Refer to "Share Option Plan" below.

6.
Stephen Hoffman was the only Non-Executive Director in office in 2018 who received a fee.

7.
Pierre Legault's fees include those payable under a consulting agreement between Stone Sunny Isles, Inc. and Bicycle Therapeutics Inc. dated 15 March 2019, pursuant to which such entity is paid £125k per year for Mr. Legault's advisory services to the Company.

8.
Deborah Harland resigned on 27 Sept 2019, Stephen Hoffman resigned on 19 March 2019, Anja Koenig resigned on 22 May 2019, Viswanathan Krishnan resigned on 22 May 2019 and Jason Rhodes resigned on 22 May 2019. Stephen Hoffman's fees include those payable under a consulting agreement entered into with BicycleTx Limited under which he was paid $99k per year.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

2019 Annual bonus (audited)

        In 2019, the CEO's annual bonus was based on corporate and personal objectives. The overall bonus outcome of percentage of target resulted in a total bonus pay out of $368k or 71% of the CEO's base salary for the year ended 31 December 2019.

Share Option Plan

Awards granted in the year since listing on NASDAQ on 23 May 2019 (audited)

        On 28 June 2019, the CEO and Chairman were granted an option exercisable into 506,252 and 116,827 shares (respectively) under the SOP with an option exercise price of $14.00 per share. The market value of the Parent Company's American Depositary Shares on the date of grant was $10.06. These options are not subject to any performance obligations and vest monthly over three years from the date of grant. The face values of the equity-based awards (based on the market value of underlying shares at the date of grant, multiplied by the number of shares under option, minus the applicable exercise price) were nil because the exercise price is equal to the market value of the underlying shares at the date of grant.

Awards granted from 1 January 2019 to date of listing on NASDAQ on 23 May 2019 (audited)

        The CEO and Chairman received the following share option awards during the year from 1 January 2019 to 23 May 2019 prior to our listing as a public company, as set forth in the table below:

Executive Director	Form of Award	Date of Grant	Shares Covered	Exercise Price $	Face Value at Date of Grant[1]	Expiry Date	Vest Terms
Kevin Lee	Fair market value options	25 April 2019	44,897	8.03	—	24 April 2029	25% vest after one year, remaining shares vest in 36 equal monthly instalments
Pierre Legault	Fair market value options	25 April 2019	218,312	8.03	—	24 April 2029	Vesting in 36 equal monthly instalments

1.
The value of equity-based awards in the table is based on the market value of underlying shares at the date of grant, less the applicable exercise price. This was nil because the exercise price is equal to the market value of the underlying shares at the date of grant. No share price available as the shares were not listed on the date of grant. Instead, the exercise price was set in accordance with the 409A valuation in effect on the date of grant ($8.03 per share).

Payments to former directors and for loss of office (audited)

        No payments were made to former directors of the Company or in relation to loss of office during the current or prior year.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

        Non-Executive Directors also received the following option awards during the year, each vesting based on continued employment only. All options were granted under the SOP, save for the grant to Pierre Legault in April 2019 which was granted under a standalone option contract (and which vests in full in the event of a sale of the Company or substantially all its assets):

Non-Executive Director	Form of Award	Date of Grant	Shares Covered	Exercise Price $	Face Value at Date of Grant[1]	Expiry Date	Vest Terms
Veronica Jordan	Fair market value options	17 December 2019	32,000	8.3	—	16 December 2029	Vesting in 36 equal monthly instalments
Richard Kender	Fair market value options	26 September 2019	23,798	11.66	—	25 September 2029	Vesting in 36 equal monthly instalments
Pierre Legault	Fair market value options	25 April 2019	218,312	8.03	—	24 April 2029	Vesting in 36 equal monthly instalments
		28 June 2019	116,827	14.00		27 June 2029
Janice Bourque	Fair market value options	26 September 2019	23,798	11.66	—	25 September 2029	Vesting in 36 equal monthly instalments

1.
The value of equity-based awards in the table is based on the market value of underlying shares at the date of grant, less the applicable exercise price. This was nil because the exercise price is equal to the market value of the underlying shares at the date of grant. No share price available for the grants in April 2019 as the shares were not listed on the date of grant, instead the exercise price was set in accordance with the 409A valuation in effect on the date of grant (£6.67 per share).

Statement of directors' shareholding and share interests (audited)

        The share interests of each director as at 31 December 2019 (together with interests held by his or her connected persons) are set out in the table below.

        Shareholdings for directors who have held office during the period between listing on NASDAQ and 31 December 2019 are set out in the table below.

	Shares
		Share Options
	Beneficially owned shares as at 31 December 2019
		Vested but unexercised	Unvested with performance conditions	Unvested without performance conditions	Total
Executive Director
Kevin Lee	275,085	187,107	—	528,785	990,977
Non-Executive Directors
Michael Anstey	—	—	—	—	—
Catherine Bingham	—	—	—	—	—
Janice Bourque	—	3,966	—	19,832	23,798
Bosun Hau	—	—	—	—	—
Deborah Harland	—	—	—	—	—
Veronica Jordan	—	2,666	—	29,334	32,000
Richard Kender	—	3,966	—	19,832	23,798
Pierre Legault	—	77,294	—	257,845	335,139
Carolyn Ng	—	—	—	—	—
Gregory Winter	92,477	—	—	—	92,477

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

        No shares were unvested.

        Gregory Winter held warrants to subscribe for 71,450 ordinary shares at 31 December 2019. These were exercised in full by Gregory Winter on 14 April 2020. Stephen Hoffman holds 80,638 ordinary shares. No other former director who held office in 2018 or 2019 holds any ordinary shares or has any share options.

Share ownership guidelines

        Executive Directors are encouraged to build a meaningful shareholding so as to align their interests with those of shareholders but no formal shareholding requirements apply.

Performance graph and table

        The chart below shows the Parent Company's Total Shareholder Return (TSR) performance compared with that of the NASDAQ Biotechnology Index over the year from the date of the Parent Company's listing on NASDAQ to 31 December 2019. The NASDAQ Biotechnology Index has been chosen as an appropriate comparator as it is the index of which the Parent Company is a constituent. TSR is defined as the return on investment obtained from holding a company's shares over a year. It includes dividends paid, the change in the capital value of the shares and any other payments made to or by shareholders within the year.

Aligning pay with performance

        The total remuneration figure for the CEO is shown in the table below, along with the value of bonuses paid, and SOP vesting, as a percentage of the maximum opportunity. As this is the first year reported since listing, it is not possible to provide meaningful comparative data. However, full disclosure of the year on year movement will be provided in future remuneration reports.

Chief Executive Officer	2019
Total remuneration ($000)	1,004
Actual bonus (% of the maximum)	63%
SOP vesting (% of the maximum)	100%

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Percentage change in remuneration of the Chief Executive Officer

        As this is the first year reported since listing on NASDAQ there has been no change in remuneration of the CEO. It is therefore not possible to provide meaningful comparative data. However, full disclosure of the year on year movement will be provided in future remuneration reports.

Relative importance of spend on pay

        The table below illustrates the Company's expenditure on employee pay in comparison to distributions to shareholders by way of dividend payments.

	2018	2019	% change
Distributions to shareholders	$0	$0	N/A
Total employee pay expenditure ($'000)[1]	9,193	17,774	93

1.
Total pay expenditure includes wages and salaries, social security costs, pension contributions, bonus, equity compensation plans and termination benefits.

Statement of implementation of remuneration policy in 2020

Annual base salary

        The percentage salary increases for the CEO were consistent with salary increases provided to Company employees on the whole.

	Base salary 2019 $'000	Base salary 2020 $'000
Executive Directors
Kevin Lee	575	592

Remuneration scenario for Executive Director

        The charts below show an estimate of the 2020 remuneration package for the Executive Director under three assumed performance scenarios and these scenarios are based on the remuneration policy set out above.

Minimum (comprising fixed pay only)

  –
  Base salary as of 1 January 2020 of $592,250 and cash in lieu of pension of 12% of base salary net of employer NI costs of the cash in lieu.

Target

  –
  Fixed pay as above.
  –
  Assumes target bonus of 60%.

Maximum

  –
  Fixed pay as above.
  –
  Assumes maximum bonus payout of 135%.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Benefits and pension

        In 2020, Executive Directors are eligible for the same benefits (such as health insurance) as provided to all senior employees in the jurisdiction in which they reside. In the UK, where the CEO is based, this means that employer pension contributions are 12% of base salary for Executive Directors and employees with job title of 'director' and above and 8% for all other employees (or, in each case, cash equivalent at the election of the relevant employee).

Bonus

        The CEO will be entitled to a target bonus of 60% base salary in 2020, with final payout of up to 135% of base salary in the event of 'stretch' performance being achieved. The bonus will be paid cash or in an equity award, as may be agreed between the Executive Director and the Committee, and subject to the achievement of a number of corporate and personal objectives determined by the Committee. Details of the specific objectives will be disclosed when they are no longer considered commercially sensitive.

        Specific targets are commercially sensitive and therefore are not disclosed in advance. However, full details of the targets and performance against them will be disclosed when they are no longer considered commercially sensitive.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Share Option Plan

        The Company granted the following annual equity incentive awards to directors and the Chairman on 2 January 2020 under the SOP:

Director	Form of Award	Date of Grant	Shares Covered	Exercise Price[1]	Face Value at Date of Grant[2] $	Expiry Date	Vest Terms
Kevin Lee	Fair market value options	2 January 2020	210,000	9.82	—	1 January 2030	25% vest after one year, remaining shares vest in 36 equal monthly instalments
Veronica Jordan	Fair market value options	2 January 2020	16,000	9.82	—	1 January 2030	100% Vested
Richard Kender	Fair market value options	2 January 2020	16,000	9.82	—	1 January 2030	100% Vested
		2 January 2020	8,202	9.82	—	17 July 2029	Vesting in 36 equal monthly instalments from date of appointment
Pierre Legault	Fair market value options	2 January 2020	32,000	9.82	—	1 January 2030	100% Vested
Janice Bourque	Fair market value options	2 January 2020	16,000	9.82		1 January 2030	100% Vested
		2 January 2020	8,202	9.82	—	17 July 2029	Vesting in 36 equal monthly instalments from date of appointment
Catherine Bingham	Fair market value options	2 January 2020	16,000	9.82	—	1 January 2030	100% Vested
Gregory Winter	Fair market value options	2 January 2020	16,000	9.82	—	1 January 2030	100% Vested

1.
Exercise price is equal to the market value of the underlying shares at the date of grant.

2.
The value of equity-based awards in the table is based on the market value of underlying shares at the date of grant, less the applicable exercise price. This was nil because the exercise price is equal to the market value of the underlying shares at the date of grant.

        No other grants are currently proposed for 2020. Subject to shareholder approval of the EIP, all future equity awards will be granted under the EIP.

Bicycle Therapeutics plc (formerly Bicycle Therapeutics Limited)
year ended 31 December 2019

Directors' Remuneration Report (Continued)

Non-Executive Directors' fees

        Non-Executive Directors will receive the following annual fees for 2020, which will be paid in cash, as follows:

Fees (effective from 1 January 2020) 000s
Base fee:
Board Chair	£5
Board member	$40
Additional fees:
Audit Committee Chair	$20
Audit Committee member	$9
Compensation Committee Chair	$14
Compensation Committee member	$7
Nomination Committee Chair	$8
Nomination Committee member	$4
Strategic Committee member	$30

        Non-Executive Director fees may be paid in GBP, USD, or a combination depending on the personal situation of each Non-Executive Director.

        Non-Executive Directors will not be eligible to participate in any performance-based incentive plans.

        Each Non-Executive Director will also be entitled to reimbursement of reasonable expenses and reimbursement of fees for tax advice associated with completion of international tax returns due to their role as a Bicycle Therapeutics plc Non-Executive Director.

On behalf of the Board

Veronica Jordan

Chair of the Compensation Committee
23 April 2020

Annex B

BICYCLE THERAPEUTICS PLC

2020 EQUITY INCENTIVE PLAN

Adopted by the Board on April 23, 2020 and approved by Shareholders on                        2020

BICYCLE THERAPEUTICS PLC: 2020 EQUITY INCENTIVE PLAN

1.     PURPOSE

        The Plan's purpose is to enhance the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Section 11.

2.     ELIGIBILITY

        Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

3.     ADMINISTRATION AND DELEGATION

3.1
Administration

        The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards, set Award terms and conditions, and designate whether such Awards will cover Ordinary Shares or ADSs, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator's determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

3.2
Appointment of Committees

        To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.

4.     SHARES AVAILABLE FOR AWARDS

4.1
Number of Shares

        Subject to adjustment under Section 8 and the terms of this Section 4, Awards may be made under the Plan (taking account of Awards granted under the Non-Employee Sub-Plan) in an aggregate amount up to [    •    ]1 Shares (the "Share Reserve") (which includes (i) [    •    ]2 Shares, being a number of Shares equal to the Prior Plan's Available Reserve; (ii) [    •    ]3 Shares, being the number of Shares granted under the Prior Plan and which is subsisting as of the Effective Date that may be granted under the Plan pursuant to Section 4.2(b); and (iii) [    •    ]4 Shares, being the number of

1
Such number to equal the sum of 574,679 new shares plus the three numbers below.

2
Existing unused share reserve under the Prior Plan as of Effective Date to be inserted.

3
Maximum number of recycled shares under Prior Plan as of Effective Date to be inserted.

4
Maximum number of recycled shares under Pre-IPO Option Contracts as of Effective Date to be inserted.

Shares granted under the Pre-IPO Option Contracts and which is subsisting as of the Effective Date that may be granted under the Plan pursuant to Section 4.2(b)). In addition, the Share Reserve will automatically increase on January 1st of the year following the year in which the Company's shareholders approve the Plan and ending on (and including) January 1, 2030, in an amount equal to 5% of the total number of Shares outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of Shares than would otherwise occur pursuant to the preceding sentence.

4.2
Share Recycling.

(a)
If all or any part of an Award or Awards granted under the Plan or the Non-Employee Sub-Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased or cancelled without having been fully exercised or is withheld to satisfy a tax withholding obligation in connection with an Award or to satisfy a purchase or exercise price of an Award, the unused Shares covered by the Award or Awards granted under the Plan or the Non-Employee Sub-Plan will, as applicable, become or again be available for Awards granted under the Plan and/or the Non-Employee Sub-Plan.

(b)
If all or any part of an option or options to acquire unissued Shares that was granted under the Prior Plan or the Pre-IPO Option Contracts and which is subsisting as of the Effective Date expires, lapses or is terminated, exchanged for cash, surrendered, repurchased or cancelled without having been fully exercised or is withheld to satisfy a tax withholding obligation in connection with an option or to satisfy a purchase or exercise price of an option, in each case on or after the Effective Date, the unused Shares covered by such option or options under the Prior Plan or Pre-IPO Option Contracts (as applicable) shall increase the Share Reserve and shall become available for Awards granted under the Plan and/or the Non-Employee Sub-Plan subject to a maximum of (i) [    •    ]5 Shares in respect of the Prior Plan; and (ii) [    •    ]6 Shares in respect of the Pre-IPO Option Contracts.

4.3
Incentive Option Limitations.

        Subject to adjustment under Section 8, no more than [14,391,000]7 Shares may be issued pursuant to the exercise of Incentive Options.

4.4
Substitute Awards.

        In connection with an entity's merger or consolidation with the Company or the Company's acquisition of an entity's property or stock, the Administrator may grant Awards in substitution for any options or other equity or equity-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Share Reserve (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines

5
Maximum number of recycled shares under Prior Plan as of Effective Date to be inserted.

6
Maximum number of recycled shares under Pre-IPO Contracts as of Effective Date to be inserted.

7
Such number is equal to 3x the maximum possible share reserve as of date of Board adoption.

has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

4.5
Deed Poll.

        The Administrator may grant Awards by entering into a deed poll and, as soon as practicable after the Company has executed the deed poll, the Administrator shall enter into an Award Agreement

4.6
Prior Plan and Pre-IPO Option Contracts.

        Upon the Effective Date, (1) no further new awards may be granted over Shares under the Prior Plan or pursuant to the Pre-IPO Option Contracts; and (2) the number of Shares subject to the Prior Plan's Available Reserve shall cease to be available for grant under the Prior Plan and shall become available for grant hereunder pursuant to Section 4.1 above.

5.     OPTIONS AND SHARE APPRECIATION RIGHTS

5.1
General.

        The Administrator may grant Options or Share Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Options. The Administrator will determine the number of Shares covered by each Option and Share Appreciation Right, the exercise price of each Option and Share Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Share Appreciation Right. A Share Appreciation Right will entitle the Participant (or other person entitled to exercise the Share Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Share Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Share Appreciation Right by the number of Shares with respect to which the Share Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement. A Participant will have no rights of a shareholder with respect to Shares subject to any Option or Share Appreciation Right unless and until any Shares are delivered in settlement of the Option or Share Appreciation Right.

5.2
Exercise Price.

        The Administrator will establish each Option's and Share Appreciation Right's exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Share Appreciation Right.

5.3
Duration.

        Each Option or Share Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Share Appreciation Right will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Share Appreciation Right (other than an Incentive Option) (i) the exercise of the Option or Share Appreciation Right is prohibited by Applicable Laws, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading or dealing policy (including blackout periods), the term of the Option or Share Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition, black-out period, as determined by the Company; provided, however, in no event shall the extension last beyond the ten year term of the applicable Option or Share Appreciation Right. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Share Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant's transferees to exercise any Option or Share Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines. In addition, if, prior to the end of the term of an Option or Share Appreciation Right, the Participant is given notice by the Company or any of its Subsidiaries of the Participant's Termination of Service by the Company or any of its Subsidiaries for Cause, and the effective date of such Termination of Service is subsequent to the date of the delivery of such notice, the right of the Participant and the Participant's transferees to exercise any Option or Share Appreciation Right issued to the Participant shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant's service as a Service Provider will not be terminated for Cause as provided in such notice or (ii) the effective date of the Participant's Termination of Service by the Company or any of its Subsidiaries for Cause (in which case the right of the Participant and the Participant's transferees to exercise any Option or Share Appreciation Right issued to the Participant will terminate immediately upon the effective date of such Termination of Service).

5.4
Exercise.

        Options and Share Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Share Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Share Appreciation Right may not be exercised for a fraction of a Share.

5.5
Payment Upon Exercise.

        Subject to any Company insider trading or dealing policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:

  (a)
  cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;

  (b)
  if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant's delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

  (c)
  to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant which, when valued at their Fair Market Value on the exercise date, have a value sufficient to pay the exercise price;

  (d)
  to the extent permitted by the Administrator, except with respect to Incentive Options, surrendering Shares then issuable upon the Option's exercise which, when valued at their Fair Market Value on the exercise date; have a value sufficient to pay the exercise price

  (e)
  to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or

  (f)
  to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.

6.     RESTRICTED SHARES; RESTRICTED SHARE UNITS; PERFORMANCE SHARE UNITS

6.1
General.

        The Administrator may grant Restricted Shares, or the right to purchase Restricted Shares, to any Service Provider, subject to the Company's right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Share Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Share and Restricted Share Unit Award, subject to the conditions and limitations contained in the Plan.

6.2
Duration.

        Each Restricted Share, Restricted Share Unit or Performance Share Unit will vest at such times and as specified in the Award Agreement, provided that the vesting schedule of a Restricted Share, Restricted Share Unit or Performance Share Unit will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the normal vesting date of a Restricted Share, Restricted Share Unit or Performance Share Unit (i) the vesting of the Restricted Share, Restricted Share Unit or Performance Share Unit is prohibited by Applicable Laws, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading or dealing policy (including blackout periods), the vesting date of the Restricted Share, Restricted Share Unit or Performance Share Unit shall be deferred until the end of the legal prohibition, black-out period, as determined by the Company. Notwithstanding the foregoing, if the Participant, prior to the vesting date of a Restricted Share, Restricted Share Unit or Performance Share Unit, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant's transferees to receive Shares on the vesting of the Restricted Share, Restricted Share Unit or Performance Share Unit issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines. In addition, if, prior to the vesting date of a Restricted Share, Restricted Share Unit or Performance Share Unit, the Participant is given notice by the Company or any of its Subsidiaries of the Participant's Termination of Service by the Company or any of its Subsidiaries for

Cause, and the effective date of such Termination of Service is subsequent to the date of the delivery of such notice, the right of the Participant and the Participant's transferees to receive Shares on the vesting of the Restricted Share, Restricted Share Unit or Performance Share Unit issued to the Participant shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant's service as a Service Provider will not be terminated for Cause as provided in such notice or (ii) the effective date of the Participant's Termination of Service by the Company or any of its Subsidiaries for Cause (in which case the right of the Participant and the Participant's transferees to receive Shares on the vesting of the Restricted Share, Restricted Share Unit or Performance Share Unit issued to the Participant will terminate immediately upon the effective date of such Termination of Service).

6.3
Restricted Shares.

(a)
Dividends.

        Participants holding Restricted Shares will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Restricted Shares of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

(b)
Certificates.

        The Company may require that the Participant deposit in escrow with the Company (or its designee) any certificates issued in respect of Restricted Shares, together with a stock transfer form endorsed in blank.

6.4
Restricted Share Units.

(a)
Settlement.

        The Administrator may provide that settlement of Restricted Share Units will occur upon or as soon as reasonably practicable after the Restricted Share Units vest or will instead be deferred, on a mandatory basis or at the Participant's election.

(b)
Shareholder Rights.

        A Participant will have no rights of a shareholder with respect to Shares subject to any Restricted Share Unit unless and until the Shares are delivered in settlement of the Restricted Share Unit.

6.5
Performance Share Units.

(a)
Settlement.

        The Administrator may provide that settlement of Performance Share Units will occur upon or as soon as reasonably practicable after the Performance Share Units vest or will instead be deferred, on a mandatory basis or at the Participant's election.

(b)
Shareholder Rights.

        A Participant will have no rights of a shareholder with respect to Shares subject to any Performance Share Unit unless and until the Shares are delivered in settlement of the Performance Share Unit.

7.     OTHER SHARE BASED AWARDS

        Other Share Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Share Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share Based Awards may be paid in Shares or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Share Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

8.     ADJUSTMENTS FOR CHANGES IN SHARES AND CERTAIN OTHER EVENTS

8.1
Equity Restructuring.

        In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust the Share Reserve, the number of Shares available for the grant of Incentive Options under Section 4.3 above and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award's exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

8.2
Corporate Events.

(a)
Subject to Section 8.2(b) below, in the event of any Equity Restructuring, dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), capitalization, share issue, offer, subdivision, reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Shares or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Shares or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles (any "Corporate Event"), the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Laws or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in, or prevent a breach of, Applicable Laws or accounting principles:

(i)
To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant's rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant's rights, in any case, is equal to or less than zero (as determined by the Administrator in its discretion), then the Award may be terminated without payment. In addition, such payments under this provision may, in the Administrator's discretion, be delayed to the same extent that payment of consideration to the holders of Ordinary Shares in connection with the Corporate Event is delayed as a result of escrows, earn outs, holdbacks or any other contingencies;

  (ii)
  To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

  (iii)
  To provide that such Award be assumed by the successor or survivor corporation, or a parent or Subsidiary thereof, or shall be substituted for by awards covering the equity securities of the successor or survivor corporation, or a parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

  (iv)
  To make adjustments in the number and type of shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 4 hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

  (v)
  To replace such Award with other rights or property selected by the Administrator; and/or

  (vi)
  To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable transaction or event.

  The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Administrator may take different actions with respect to the vested and unvested portions of an Award.

(b)
In the event of a Change in Control, Awards will vest in full effective immediately prior to the occurrence of such Change in Control. Any such Awards granted in the form of Options may be exercised immediately prior to the occurrence of such Change in Control or within such period thereafter not exceeding 6 months as the Administrator shall determine. Any Options not exercised within such period shall lapse.

8.3
Administrative Stand Still.

        In the event of any pending Corporate Event or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such Corporate Event or other similar transaction.

8.4
General.

        Except as expressly provided in the Plan or the Administrator's action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class, issue, rights issue, offer or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator's action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award's grant or exercise price. The existence of the Plan, any

Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company's right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any Corporate Event or (iii) sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.

9.     GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1
Transferability.

        Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator's consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant's authorized transferee that the Administrator specifically approves.

9.2
Documentation.

        Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

9.3
Discretion.

        Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

9.4
Termination of Status.

        The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant's Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

9.5
Withholding.

        Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes (which includes any social security contributions or the like) required by law to be withheld or paid by the Company or by any Subsidiary that is the employing entity of the Participant in connection with such Participant's Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to any Company insider trading or dealing policy (including blackout periods), Participants may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax and/or social security withholding, provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. If any tax and/or social security withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Company's retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant's behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant's acceptance of an Award under the Plan will constitute the Participant's authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

9.6
Amendment of Award; Repricing.

        The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, reducing the exercise price, changing the exercise or settlement date, converting an Incentive Option to a Non-Qualified Option, or by amending, waiving or relaxing any Performance Condition. The Participant's consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Award, or (ii) the change is permitted under Section 8 or pursuant to Section 10.6. Without limitation to the foregoing, the Administrator may, without the approval of the shareholders of the Company, reduce the exercise price per share of outstanding Options or Share Appreciation Rights or cancel outstanding Options or Share Appreciation Rights in exchange for cash, other Awards or Options or Share Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Share Appreciation Rights.

9.7
Conditions on Delivery of Shares.

        The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company's satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares (including payment of nominal value) have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company's inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

9.8
Acceleration.

        The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

9.9
Additional Terms of Incentive Options.

        The Administrator may grant Incentive Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Options under the Code. If an Incentive Option is granted to a Greater Than 10% Shareholder, the exercise price will not be less than 110% of the Fair Market Value on the Option's grant date, and the term of the Option will not exceed five years. All Incentive Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Option fails or ceases to qualify as an "incentive stock option" under Section 422 of the Code. Any Incentive Option or portion thereof that fails to qualify as an "incentive stock option" under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Option.

10.   MISCELLANEOUS

10.1
No Right to Employment or Other Status.

        No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

10.2
No Rights as Shareholder; Certificates.

        Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a shareholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

10.3
Effective Date and Term of Plan.

        The Plan will become effective on the day it is approved by the Company's shareholders (the "Effective Date") and, unless earlier terminated by the Board, will remain in effect until the tenth anniversary of the Effective Date, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company's shareholders, the Plan will not become effective, no Awards will be granted under the Plan and the Prior Plan will continue in full force and effect in accordance with its terms. No Incentive Option may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board or (ii) the Effective Date.

10.4
Amendment of Plan.

        The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Share Reserve, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant's consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

10.5
Provisions for Foreign Participants.

        The Administrator may modify Awards granted to Participants who are nationals of, or employed in, a jurisdiction outside the United Kingdom and the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such international jurisdictions with respect to tax, securities, currency, employee benefit or other matters, including as may be necessary in the Administrator's discretion to grant Awards under any tax-favourable regime that may be available in any jurisdiction.

10.6
Section 409A.

        The following provisions only apply to Participants subject to tax in the United States.

(a)
General.

        The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant's consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award's grant date. The Company makes no representations or warranties as to an Award's tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant "nonqualified deferred compensation" subject to taxes, penalties or interest under Section 409A.

(b)
Separation from Service.

        If an Award constitutes "nonqualified deferred compensation" under Section 409A, any payment or settlement of such Award upon a termination of a Participant's Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant's "separation from service" (within the meaning of Section 409A), whether such "separation from service" occurs upon or after the termination of the Participant's Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a "termination," "termination of employment" or like terms means a "separation from service."

(c)
Payments to Specified Employees.

        Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of "nonqualified deferred compensation" required to be made under an Award to a "specified employee" (as defined under Section 409A and as the Administrator determines) due to his or her "separation from service" will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such "separation from service" (or, if earlier, until the specified employee's death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of "nonqualified deferred compensation" under such Award payable more than six months following the Participant's "separation from service" will be paid at the time or times the payments are otherwise scheduled to be made.

10.7
Limitations on Liability.

        Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan's administration or interpretation, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Administrator's approval) arising from any act or omission concerning this Plan unless arising from such person's own fraud or bad faith.

10.8
Data Privacy.

(a)
As a condition for receiving any Award, each Participant acknowledges that the Company and any Subsidiary may collect, use and transfer, in electronic or other form, personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant's participation in the Plan. The Company (as above) may hold certain personal information about a Participant, including the Participant's name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company (as above); and Award details, to implement, manage and administer the Plan and Awards (the "Data"). The Company (as above) may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant's participation in the Plan, and the Company (as above) may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant's country, or elsewhere, and the Participant's country may have different data privacy laws and protections than the recipients' country. By accepting an Award, each Participant acknowledges that such recipients may receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant's participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant's participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant and recommend any necessary corrections to the Data regarding the Participant in writing, without cost, by contacting the local human resources representative.

(b)
For the purpose of operating the Plan in the European Union and the United Kingdom, the Company will collect and process information relating to Participants in accordance with the privacy notice which is provided to each Participant.

10.9
Severability.

        If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

10.10
Governing Documents.

        If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

        All Awards will be subject to Applicable Laws on insider trading and dealing and any specific insider trading or dealing policy adopted by the Company.

10.11
Governing Law and Jurisdiction.

        The Plan and all Awards, including any non-contractual obligations arising in connection therewith, will be governed by and interpreted in accordance with the laws of England and Wales, disregarding any jurisdiction's choice-of-law principles requiring the application of a jurisdiction's laws other than that of England and Wales and the courts of England and Wales shall have exclusive jurisdiction to hear any dispute.

10.12
Claw-back Provisions.

        All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy that may be adopted from time to time to the extent such policy applies to the relevant Participant, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or the Award Agreement.

10.13
Other Group Company policies

        All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any relevant Company or Group Company policy to the extent such policy applies to the relevant Participant, including but not limited to any remuneration policy and/or share retention, ownership, or holding policy that may be adopted from time to time.

10.14
Titles and Headings.

        The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan's text, rather than such titles or headings, will control.

10.15
Conformity to Applicable Laws.

        Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws and may be unilaterally cancelled by the Company (with the effect that all Participant's rights thereunder lapse with immediate effect) if the Administrator determines in its reasonable discretion that such conformity is not possible or practicable.

10.16
Relationship to Other Benefits.

        No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

10.17
Broker-Assisted Sales.

        In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold (subject in all cases to the Administrator having regard to the orderly marketing and disposal of such Shares, and having the discretion to delay broker-assisted sales for such reasons) on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker's fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant's applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee, or the Company or any Subsidiary may withhold from any payment to be made to the Participant (including but not limited to that Participant's salary), an amount in cash sufficient to satisfy any remaining portion of the Participant's obligation.

11.   DEFINITIONS

        As used in the Plan, the following words and phrases will have the following meanings:

        "ADSs" means American Depositary Shares, representing Ordinary Shares on deposit with a U.S. banking institution selected by the Company and which are registered pursuant to a Form F-6.

        "Administrator" means the Board or a Committee to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

        "Applicable Laws" means any applicable laws, including without limitation: (a) the requirements relating to the administration of equity incentive plans under English, U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws and rules of any other country or jurisdiction where Awards are granted; and (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. federal, state, local or foreign, applicable in the United Kingdom, United States or any other relevant jurisdiction.

        "Award" means, individually or collectively, a grant under the Plan of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units or Other Share Based Awards.

        "Award Agreement" means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Company.

        "Cause" means (i) if a Participant is a party to a written employment or consulting agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term "cause" is defined (a "Relevant Agreement"), "Cause" as defined in the Relevant Agreement, and (ii) if no Relevant Agreement exists, (A) the Administrator's determination that the Participant failed to substantially perform the Participant's duties (other than a failure resulting from the Participant's Disability); (B) the Administrator's determination that the Participant failed to carry out, or comply with any lawful and reasonable directive of the Board or the Participant's immediate supervisor; (C) the occurrence of any act or omission by the Participant that could reasonably be expected to result in (or has resulted in) the Participant's conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or indictable offense or crime involving moral turpitude; (D) the Participant's unlawful use (including being under the influence) or possession of illegal drugs on the premises of the Company or any of its Subsidiaries or while performing the Participant's duties and responsibilities for the Company or any of its Subsidiaries; or (E) the Participant's commission of an act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company or any of its Subsidiaries.

        "Change in Control" means and includes each of the following:

  (a)
  a Sale; or

  (b)
  a Takeover.

        The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a "change in control event" as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

        "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

        "Committee" means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a "non-employee director" within the meaning of Rule 16b-3; however, a Committee member's failure to qualify as a "non-employee director" within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

        "Company" means Bicycle Therapeutics Plc, registered in England and Wales with company number 11036004, or any successor.

        "Control" has the meaning given in section 995(2) of the UK Income Tax Act 2007, unless otherwise specified.

        "Corporate Event" has the meaning given to it in Section 8.2(a)."Designated Beneficiary" means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant's rights if the Participant dies or becomes incapacitated. Without a Participant's effective designation, "Designated Beneficiary" will mean the Participant's estate."Director" means a Board member.

        "Disability" means a permanent and total disability under Section 22(e)(3) of the Code, as amended.

        "Effective Date" has the meaning given to it in Section 10.3.

        "Employee" means any employee of the Company or its Subsidiaries.

        "Equity Restructuring" means a nonreciprocal transaction between the Company and its shareholders, such as a share dividend, share split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the price of Shares (or other Company securities) and causes a change in the per share value of the Shares underlying outstanding Awards.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means, as of any date, the value of Shares determined as follows: (i) if the Shares are listed on any established stock exchange, its Fair Market Value will be the closing sales price for Shares as quoted on such exchange for the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Shares are not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Shares, the Administrator will determine the Fair Market Value in its discretion.

        "Greater Than 10% Shareholder" means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of equity securities of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

        "Incentive Option" means an Option intended to qualify as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Sub-Plan" means the Non-Employee Sub-Plan to the Plan adopted by the Board.

        "Non-Qualified Option" means an Option not intended or not qualifying as an Incentive Option.

        "Option" means an option to purchase Shares.

        "Ordinary Share" means an ordinary share of £0.01 each in the capital of the Company.

        "Other Share Based Awards" means awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

        "Participant" means a Service Provider who has been granted an Award.

        "Performance Criteria" mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period.

        "Plan" means this 2020 Equity Incentive Plan.

        "Pre-IPO Option Contracts" means the standalone contracts pursuant to which the Company granted options over Shares prior to 23 May 2019, as amended from time to time.

        "Prior Plan" means the Bicycle Therapeutics Share Option Plan adopted by the Board on 9 May 2019 as amended from time to time.

        "Prior Plan's Available Reserve" means the number of Shares available for the grant of new awards under the Prior Plan as of immediately prior to the Effective Date.

        "Restricted Shares" means Shares awarded to a Participant under Section 6 subject to certain vesting conditions and other restrictions.

        "Restricted Share Unit" means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the

Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

        "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

        "Sale" means the sale of all or substantially all of the assets of the Company.

        "Section 409A" means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Service Provider" means an Employee or a Director who is an Employee.

        "Share" means an Ordinary Share or the number of ADSs equal to an Ordinary Share.

        "Share Appreciation Right" means a Share Appreciation right granted under Section 5.

        "Share Reserve" has the meaning given to it in Section 4.1.

        "Subsidiary" means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

        "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

        "Takeover" means if any person (or a group of persons acting in concert) (the "Acquiring Person"):

  (i)
  obtains Control of the Company as the result of making a general offer to:-

  (A)
  acquire all of the issued ordinary share capital of the Company, which is made on a condition that, if it is satisfied, the Acquiring Person will have Control of the Company; or

  (B)
  acquire all of the shares in the Company which are of the same class as the Shares; or

  (ii)
  obtains Control of the Company as a result of a compromise or arrangement sanctioned by a court under Section 899 of the UK Companies Act 2006, or sanctioned under any other similar law of another jurisdiction; or

  (iii)
  becomes bound or entitled under Sections 979 to 985 of the UK Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Shares; or

  (iv)
  obtains Control of the Company in any other way.

        "Termination of Service" means the date the Participant ceases to be a Service Provider.

NON-EMPLOYEE SUB-PLAN

TO THE BICYCLE THERAPEUTICS PLC 2020 EQUITY INCENTIVE PLAN

        This sub-plan (the "Non-Employee Sub-Plan") to the Bicycle Therapeutics Plc 2020 Equity Incentive Plan (the "Plan") governs the grant of Awards to Consultants (defined below) and Directors who are not Employees. The Non-Employee Sub-Plan incorporates all the provisions of the Plan except as modified in accordance with the provisions of this Non-Employee Sub-Plan.

        Awards granted pursuant to the Non-Employee Sub-Plan are not granted pursuant to an "employees' share scheme" for the purposes of UK legislation.

        For the purposes of the Non-Employee Sub-Plan, the provisions of the Plan shall operate subject to the following modifications:

1.     Interpretation

        In the Non-Employee Sub-Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

        "Consultant" means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company's securities; and (iii) is a natural person.

        "Service Provider" means a Consultant or Director who is not an Employee.

2.     Eligibility

        Service Providers are eligible to be granted Awards under the Non-Employee Sub-Plan.

 APPENDIX 1

OPTION GRANT NOTICE

BICYCLE THERAPEUTICS PLC 2020
EQUITY INCENTIVE PLAN [:NON-EMPLOYEE SUB-PLAN]8

        Capitalized terms not specifically defined in this Option Grant Notice (the "Grant Notice") have the meanings given to them in the 2020 Equity Incentive Plan [:Non-Employee Sub-Plan]9 (as amended from time to time, the "Plan") of Bicycle Therapeutics Plc (the "Company").

        The Company has granted to the participant listed below ("Participant") the option described in this Grant Notice (the "Option"), subject to the terms and conditions of the Plan and the Option Agreement attached as Exhibit A (the "Agreement"), both of which are incorporated into this Grant Notice by reference.

Participant:
Grant Date:
Exercise Price per Share:
Shares Subject to the Option:
Final Expiration Date:
Vesting Commencement Date:
Vesting Schedule[10]:	[The Option shall vest in full on the Grant Date][11].
[1/36th of the total number of Shares under Option shall vest at the end of each calendar month following the Grant Date, subject to Participant remaining continuously a Service Provider as of each such date][12].
[1/4 of the total number of Shares under Option shall vest on the first anniversary of the Vesting Commencement Date, and 1/36th of the remaining number of Shares under Option shall vest monthly thereafter, subject to Participant remaining continuously a Service Provider as of each such date][13].
Type of Option	[Incentive Option14/Non-Qualified Option15]

8
For Consultants and Directors who are not Employees

9
For Consultants and Directors who are not Employees

10
Selection of applicable vesting schedule, or determination that a different vesting schedule shall apply, subject to discretion of Administrator.

11
For options granted to members of the Company's board of directors (who are not Employees) as part of the Company's annual grant on or following the date of its annual general meeting.

12
For other options granted to members of the Company's board of directors (who are not Employees).

13
For other options granted to Employees.

14
For US taxpayer employees.

15
For all other Service Providers.

        By Participant's signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan, the Agreement and any Group Company policy that may be applicable to the Participant and the Option from time to time (the "Policies"). Participant has reviewed the Plan, this Grant Notice, the Agreement and the Policies in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice, the Agreement and the Policies. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

BICYCLE THERAPEUTICS PLC		PARTICIPANT
By:

:	Name	[Participant Name]
Title:

 Exhibit A

OPTION AGREEMENT

        Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

1.
GENERAL

1.1
Grant of Option.

        The Company has granted to Participant the Option effective as of the grant date set forth in the Grant Notice (the "Grant Date").

1.2
Incorporation of Terms of Plan.

        The Option is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

2.
PERIOD OF EXERCISABILITY

2.1
Commencement of Exercisability.

        The Option will vest and become exercisable according to the vesting schedule in the Grant Notice (the "Vesting Schedule") except that any fraction of a Share as to which the Option would be vested or exercisable will be accumulated and will vest and become exercisable only when a whole Share has accumulated. Notwithstanding anything in the Grant Notice, the Plan or this Agreement to the contrary, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company, the Option will immediately expire and be forfeited as to any portion that is not vested and exercisable as of Participant's Termination of Service for any reason.

2.2
Duration of Exercisability.

        The Vesting Schedule is cumulative. Any portion of the Option which vests and becomes exercisable will remain vested and exercisable until the Option expires. The Option will be forfeited immediately upon its expiration.

2.3
Expiration of Option.

        The Option may not be exercised to any extent by anyone after, and will expire on, the first of the following to occur:

  (a)
  The final expiration date in the Grant Notice;

  (b)
  Except as the Administrator may otherwise approve, the expiration of twelve (12) months from the date of Participant's Termination of Service; and

  (c)
  Except as the Administrator may otherwise approve, Participant's Termination of Service for Cause.

3.
EXERCISE OF OPTION

3.1
Person Eligible to Exercise.

        During Participant's lifetime, only Participant may exercise the Option. After Participant's death, any exercisable portion of the Option may, prior to the time the Option expires, be exercised by Participant's Designated Beneficiary as provided in the Plan.

3.2
Partial Exercise.

        Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised, in whole or in part, according to the procedures in the Plan at any time prior to the time the Option or portion thereof expires, except that the Option may only be exercised for whole Shares.

3.3
Tax Withholding.

(a)
The Company has the right and option, but not the obligation, to treat Participant's failure to provide timely payment in accordance with the Plan of any withholding tax arising in connection with the Option as Participant's election to satisfy all or any portion of the withholding tax by requesting the Company retain Shares otherwise issuable under the Option.

(b)
Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the Option, regardless of any action the Company or any Subsidiary takes with respect to any tax and/or social security withholding obligations that arise in connection with the Option. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax and/or social security withholding in connection with the awarding, vesting or exercise of the Option or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the Option to reduce or eliminate Participant's tax and/or social security liability.

4.
OTHER PROVISIONS

4.1
Adjustments.

        Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2
Notices.

        Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company's Secretary at the Company's principal office or the Secretary's then-current email address. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the person entitled to exercise the Option) at Participant's last known mailing address or email address in the Company's personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given: (i) if sent by email, when actually received; and (ii) if sent by certified mail (return receipt requested) and deposited with postage prepaid in the applicable national mail, when delivered by a nationally recognized express shipping company.

4.3
Titles.

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4
Conformity to Applicable Laws.

        Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws, and this Option may be unilaterally cancelled by the Company (with the effect that all Participant's rights hereunder lapse with immediate effect) if the Administrator determines in its reasonable discretion that such conformity is not possible or practicable.

4.5
Successors and Assigns.

        The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.6
Limitations Applicable to Section 16 Persons.

        Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the Option will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.7
Entire Agreement.

        The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.8
Agreement Severable.

        In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.9
Limitation on Participant's Rights.

        Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Option, and rights no greater than the right to receive the Shares as a general unsecured creditor with respect to the Option, as and when exercised pursuant to the terms hereof.

4.10
Not a Contract of Employment.

        Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

4.11
Counterparts.

        The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Laws, each of which will be deemed an original and all of which together will constitute one instrument.

4.12
Incentive Options.

        If the Option is designated as an Incentive Option:

  (a)
  Participant acknowledges that to the extent the aggregate fair market value of shares (determined as of the time the option with respect to the shares is granted) with respect to which options intended to qualify as "incentive stock options" under Section 422 of the Code, including the Option, are exercisable for the first time by Participant during any calendar year exceeds $100,000 or if for any other reason such options do not qualify or cease to qualify for treatment as "incentive stock options" under Section 422 of the Code, such options (including the Option) will be treated as non-qualified options. Participant further acknowledges that the rule set forth in the preceding sentence will be applied by taking the Option and other options into account in the order in which they were granted, as determined under Section 422(d) of the Code.

  (b)
  Participant also acknowledges that if the Option is exercised more than three (3) months after Participant's Termination of Service, other than by reason of death or Disability, the Option will be taxed as a Non-Qualified Option.

  (c)
  Participant will give prompt written notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or other transfer is made (a) within two (2) years from the Grant Date or (b) within one (1) year after the transfer of such Shares to Participant. Such notice will specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

APPENDIX 2

RESTRICTED SHARE UNIT GRANT NOTICE

BICYCLE THERAPEUTICS PLC
2020 EQUITY INCENTIVE PLAN [:NON-EMPLOYEE SUB-PLAN]16

        Capitalized terms not specifically defined in this Restricted Share Unit Grant Notice (the "Grant Notice") have the meanings given to them in the 2020 Equity Incentive Plan [: Non-Employee Sub-Plan]17 (as amended from time to time, the "Plan") of Bicycle Therapeutics Plc (the "Company").

        The Company has granted to the participant listed below ("Participant") the Restricted Share Units (the "RSUs") described in this Grant Notice (the "Award"), subject to the terms and conditions of the Plan and the Restricted Share Unit Agreement attached as Exhibit A (the "Agreement"), both of which are incorporated into this Grant Notice by reference.

Participant:
Grant Date:
Number of RSUs:
Vesting Commencement Date:
Vesting Schedule[18]:	[The Award shall vest in full on the Grant Date][19].

[1/12th of the total number of Shares under Award shall vest at the end of each quarter following the Grant Date, subject to Participant remaining continuously a Service Provider as of each such date][20].

[1/4 of the total number of Shares under Award shall vest on the first anniversary of the Vesting Commencement Date, and 1/12th of the remaining number of Shares under Award shall vest quarterly thereafter, subject to Participant remaining continuously a Service Provider as of each such date][21].

        By Participant's signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan, the Agreement and any Group Company policy that may be applicable to the Participant and the Award from time to time (the "Policies"). Participant has reviewed the Plan, this Grant Notice, the Agreement and the Policies in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice, the Agreement and the Policies. Participant hereby agrees to accept as binding, conclusive and final all

16
For Consultants and Directors who are not Employees

17
For Consultants and Directors who are not Employees

18
Selection of applicable vesting schedule, or determination that a different vesting schedule shall apply, subject to discretion of Administrator.

19
For RSUs granted to members of the Company's board of directors (who are not Employees) as part of the Company's annual grant on or following the date of its annual general meeting.

20
For other RSUs granted to members of the Company's board of directors (who are not Employees).

21
For RSUs granted to Employees.

decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

BICYCLE THERAPEUTICS PLC		PARTICIPANT
By:

	Name:	[Participant Name]
Title:

 Exhibit A

RESTRICTED SHARE UNIT AGREEMENT

        Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

1.     GENERAL

1.1
Award of RSUs.

        The Company has granted the RSUs to Participant effective as of the grant date set forth in the Grant Notice (the "Grant Date"). Each RSU represents the right to receive one Share or, at the option of the Company, an amount of cash, in either case, as set forth in this Agreement. Participant will have no right to the distribution of any Shares or payment of any cash until the time (if ever) the RSUs have vested.

1.2
Incorporation of Terms of Plan.

        The RSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

1.3
Unsecured Promise.

        The RSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company's general assets.

2.     VESTING; FORFEITURE AND SETTLEMENT

2.1
Vesting; Forfeiture.

        The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. In the event of Participant's Termination of Service for any reason, all unvested RSUs will immediately and automatically be cancelled and forfeited, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company.

2.2
Settlement.

(a)
RSUs will be paid in Shares or cash at the Company's option as soon as administratively practicable after the vesting of the applicable RSU, but in no event more than sixty (60) days after the RSU's vesting date (except as otherwise provided in Section 2.2(d) below). Notwithstanding the foregoing, to the extent permitted under Applicable Laws, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Laws until the earliest date the Company reasonably determines the making of the payment will not cause such a violation.

(b)
If an RSU is paid in cash, the amount of cash paid with respect to the RSU will equal the Fair Market Value of a Share on the day immediately preceding the payment date.

(c)
If an RSU is paid in Shares, Participant may be required to pay the nominal value thereof in the same manner as provided for Withholding Taxes below.

(d)
If the date Shares would otherwise be distributed pursuant to Section 2.2(a) (the "Original Issuance Date") falls on a date that is not a business day, delivery of Shares will instead occur on the next following business day. In addition, if:

(i)
the Original Issuance Date does not occur (1) during an "open window period" applicable to Participant, as determined by the Company in accordance with the Company's then-effective policy on trading in Company securities, or (2) on a date when Participant is otherwise permitted to sell Shares on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company's policies (a "10b5-1 Arrangement")), and

(ii)
either (1) Withholding Taxes do not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy Withholding Taxes by withholding Shares from the Shares otherwise due, on the Original Issuance Date, to Participant under the Award, and (B) not to permit Participant to enter into a "same day sale" commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit Participant to pay the Withholding Taxes in cash, then the Shares that would otherwise be issued to Participant on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when Participant is not prohibited from selling Shares of the in the open public market, but, if the Company determines that Participant may be subject to taxation in the United States, in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of Participant's taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with United States Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the Shares under the Award are no longer subject to a "substantial risk of forfeiture" within the meaning of Treasury Regulations Section 1.409A-1(d).

3.     TAXATION AND TAX WITHHOLDING

3.1
Representation.

        Participant represents to the Company that Participant has reviewed with Participant's own tax advisors the tax and/or social security consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2
Tax Withholding.

(a)
On each vesting date, and on or before the time Participant receives a distribution of the shares underlying the RSUs, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, Participant hereby authorizes any required withholding from the shares issuable to Participant and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax and/or social security withholding obligations of the Company or any parent or Subsidiary that arise in connection with Participant's RSUs (the "Withholding Taxes"). Participant hereby authorizes the Company and/or the relevant parent or Subsidiary, or their respective agents, at their discretion, to satisfy the obligations with regard to all Withholding Taxes by one or a combination of the following: (i) withholding from any compensation otherwise payable to Participant by the Company or any parent or Subsidiary; (ii) causing Participant to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company); (iii) withholding shares from the shares issued or otherwise issuable to Participant in connection with Participant's RSUs with a fair market value (measured as of the date shares are issued to Participant) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares so withheld will not exceed the amount necessary to satisfy the required tax and/or social security withholding obligations using the minimum statutory withholding rates for federal, state, local and, if applicable, foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income; and, provided, further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the prior approval of the Company's Remuneration Committee; or (iv) by requiring Participant to enter into a "same day sale" commitment with a broker-dealer in a manner satisfactory to the Company (including but not limited to a commitment under a 10b5-1 Arrangement).

(b)
Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax and/or social security withholding obligations that arise in connection with the RSUs. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax and/or social security withholding in connection with the awarding, vesting or payment of the RSUs or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the RSUs to reduce or eliminate Participant's tax and/or social security liability.

4.     OTHER PROVISIONS

4.1
Adjustments.

        Participant acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2
Notices.

        Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company's Secretary at the Company's principal office or the Secretary's then-current email address. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant's last known mailing address or email address. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given: (i) if sent by email, when actually received; and (ii) if sent by certified mail (return receipt requested) and deposited with postage prepaid in the applicable national mail, when delivered by a nationally recognized express shipping company.

4.3
Titles.

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4
Conformity to Securities Laws.

        Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws, and the RSUs may be unilaterally cancelled by the Company (with the effect that all Participant's rights hereunder lapse with immediate effect) if the Administrator determines in its reasonable discretion that such conformity is not possible or practicable.

4.5
Successors and Assigns.

        The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.6
Limitations Applicable to Section 16 Persons.

        Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, and the RSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.7
Entire Agreement.

        The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.8
Agreement Severable.

        In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.9
Limitation on Participant's Rights.

        Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs, as and when settled pursuant to the terms of this Agreement.

4.10
Not a Contract of Employment.

        Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

4.11
Counterparts.

        The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Laws, each of which will be deemed an original and all of which together will constitute one instrument.

APPENDIX 3
PERFORMANCE SHARE UNIT GRANT NOTICE22

BICYCLE THERAPEUTICS PLC
2020 EQUITY INCENTIVE PLAN [:NON-EMPLOYEE SUB-PLAN]23

        Capitalized terms not specifically defined in this Performance Share Unit Grant Notice (the "Grant Notice") have the meanings given to them in the 2020 Equity Incentive Plan [:Non-Employee Sub-Plan]24 (as amended from time to time, the "Plan") of Bicycle Therapeutics Plc (the "Company").

        The Company has granted to the participant listed below ("Participant") the Performance Share Units (the "PSUs") described in this Grant Notice (the "Award"), subject to the terms and conditions of the Plan and the Performance Share Unit Agreement attached as Exhibit A (the "Agreement"), both of which are incorporated into this Grant Notice by reference.

Participant:
Grant Date:
Target Number of PSUs:
Vesting Commencement Date:
Vesting Schedule[25]:	Subject to the Administrator's determination as to whether, and the extent to which, the vesting conditions specified on Attachment I to this Grant Notice (the "PSU Vesting Criteria") have been met:

[1/12th of the total number of Shares under Award shall vest at the end of each quarter following the Grant Date, subject to Participant remaining continuously a Service Provider as of each such date][26].

[1/4 of the total number of Shares under Award shall vest on the first anniversary of the Vesting Commencement Date, and 1/12th of the remaining number of Shares under Award shall vest quarterly thereafter, subject to Participant remaining continuously a Service Provider as of each such date][27].

        The Target Number of PSUs specified herein represents the number of shares that would become issuable pursuant to the Award if the Company were to achieve exactly 100% of the performance metric described in Attachment I to this Grant Notice. The number of shares subject to the Award that may become issuable to you, if any, are subject to increase or decrease based on the Company's actual performance against such performance metric and will be determined in accordance with conditions specified in the PSU Vesting Criteria.

22
Form of PSU grant notice and agreement provided in case the company decides to grant PSUs in the future.

23
For Consultants and Directors who are not Employees

24
For Consultants and Directors who are not Employees

25
Selection of applicable vesting schedule, or determination that a different vesting schedule shall apply, subject to discretion of Administrator.

26
For PSUs granted to members of the Company's board of directors (who are not Employees).

27
For PSUs granted to Employees.

        By Participant's signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan, the Agreement and any Group Company policy that may be applicable to the Participant and the Award from time to time (the "Policies"). Participant has reviewed the Plan, this Grant Notice, the Agreement and the Policies in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice, the Agreement and the Policies. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

BICYCLE THERAPEUTICS PLC		PARTICIPANT
By:
	Name:	[Participant Name]
Title:

 Attachment I

PSU Vesting Criteria

Performance Metric:

[To be confirmed]

Performance Target:

[To be confirmed]

Calculation of final number of shares that may vest:

[To be confirmed]

 Exhibit A

PERFORMANCE SHARE UNIT AGREEMENT

        Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan.

1.
GENERAL

1.1
Award of PSUs.

        The Company has granted the PSUs to Participant effective as of the grant date set forth in the Grant Notice (the "Grant Date"). Each PSU represents the right to receive one Share or, at the option of the Company, an amount of cash, in either case, as set forth in this Agreement. Participant will have no right to the distribution of any Shares or payment of any cash until the time (if ever) the PSUs have vested.

1.2
Incorporation of Terms of Plan.

        The PSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.

1.3
Unsecured Promise.

        The PSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company's general assets.

2.
VESTING; FORFEITURE AND SETTLEMENT

2.1
Vesting; Forfeiture.

(a)
The PSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of a PSU that would otherwise be vested will be accumulated and will vest only when a whole PSU has accumulated. In the event of Participant's Termination of Service for any reason, all unvested PSUs will immediately and automatically be cancelled and forfeited, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company.

2.2
Settlement.

(c)
PSUs will be paid in Shares or cash at the Company's option as soon as administratively practicable after the vesting of the applicable PSU, but in no event more than sixty (60) days after the PSU's vesting date (except as otherwise provided in Section 2.2(d) below). Notwithstanding the foregoing, to the extent permitted under Applicable Laws, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Laws until the earliest date the Company reasonably determines the making of the payment will not cause such a violation.

(d)
If a PSU is paid in cash, the amount of cash paid with respect to the PSU will equal the Fair Market Value of a Share on the day immediately preceding the payment date.

(e)
If a PSU is paid in Shares, Participant may be required to pay the nominal value thereof in the same manner as provided for Withholding Taxes below.

(f)
If the date Shares would otherwise be distributed pursuant to Section 2.2(a) (the "Original Issuance Date") falls on a date that is not a business day, delivery of Shares will instead occur on the next following business day. In addition, if:

(i)
the Original Issuance Date does not occur (1) during an "open window period" applicable to Participant, as determined by the Company in accordance with the Company's then-effective policy on trading in Company securities, or (2) on a date when Participant is otherwise permitted to sell Shares on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company's policies (a "10b5-1 Arrangement")), and

(ii)
either (1) Withholding Taxes do not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy Withholding Taxes by withholding Shares from the Shares otherwise due, on the Original Issuance Date, to Participant under the Award, and (B) not to permit Participant to enter into a "same day sale" commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit Participant to pay the Withholding Taxes in cash, then the Shares that would otherwise be issued to Participant on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when Participant is not prohibited from selling Shares of the in the open public market, but, if the Company determines that Participant may be subject to taxation in the United States, in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of Participant's taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with United States Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the Shares under the Award are no longer subject to a "substantial risk of forfeiture" within the meaning of Treasury Regulations Section 1.409A-1(d).

3.
TAXATION AND TAX WITHHOLDING

3.1
Representation.

        Participant represents to the Company that Participant has reviewed with Participant's own tax advisors the tax and/or social security consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2
Tax Withholding.

(g)
On each vesting date, and on or before the time Participant receives a distribution of the shares underlying the PSUs, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, Participant hereby authorizes any required withholding from the shares issuable to Participant and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax and/or social security withholding obligations of the Company or any parent or Subsidiary that arise in connection with Participant's PSUs (the "Withholding Taxes"). Participant hereby authorizes the Company and/or the relevant parent or Subsidiary, or their respective agents, at their discretion, to satisfy the obligations with regard to all Withholding Taxes by one or a combination of the following: (i) withholding from any compensation otherwise payable to Participant by the Company or any parent or Subsidiary; (ii) causing Participant to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company); (iii) withholding shares from the shares issued or otherwise issuable to Participant in connection with Participant's

  PSUs with a fair market value (measured as of the date shares are issued to Participant) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares so withheld will not exceed the amount necessary to satisfy the required tax and/or social security withholding obligations using the minimum statutory withholding rates for federal, state, local and, if applicable, foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income; and, provided, further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the prior approval of the Company's Remuneration Committee; or (iv) by requiring Participant to enter into a "same day sale" commitment with a broker-dealer in a manner satisfactory to the Company (including but not limited to a commitment under a 10b5-1 Arrangement).

(h)
Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the PSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax and/or social security withholding obligations that arise in connection with the PSUs. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax and/or social security withholding in connection with the awarding, vesting or payment of the PSUs or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the PSUs to reduce or eliminate Participant's tax and/or social security liability.

4.
OTHER PROVISIONS

4.1
Adjustments.

        Participant acknowledges that the PSUs and the Shares subject to the PSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan.

4.2
Notices.

        Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company's Secretary at the Company's principal office or the Secretary's then-current email address. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant's last known mailing address or email address in the Company's personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given: (i) if sent by email, when actually received; and (ii) if sent by certified mail (return receipt requested) and deposited with postage prepaid in the applicable national mail, when delivered by a nationally recognized express shipping company.

4.3
Titles.

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4
Conformity to Applicable Laws.

        Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws, and the PSUs may be unilaterally cancelled by the Company (with the effect that all Participant's rights hereunder lapse with immediate effect) if the Administrator determines in its reasonable discretion that such conformity is not possible or practicable.

4.5
Successors and Assigns.

        The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.6
Limitations Applicable to Section 16 Persons.

        Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the PSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.7
Entire Agreement.

        The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.8
Agreement Severable.

        In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.9
Limitation on Participant's Rights.

        Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the PSUs, as and when settled pursuant to the terms of this Agreement.

4.10
Not a Contract of Employment.

        Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

4.11
Counterparts.

        The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Laws, each of which will be deemed an original and all of which together will constitute one instrument.

Attendance Card Please bring this card with you to the Meeting and present it at Shareholder registration/accreditation. Bicycle Therapeutics plc The Annual General Meeting of Bicycle Therapeutics plc will be held at Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT, United Kingdom on June 29, 2020 at 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time). Please note that if current U.K. regulations prohibiting public gatherings of more than two people remain in place at the time of the Meeting, shareholders (other than those company representatives necessary to form a quorum) will not be allowed to attend the Meeting. Shareholder Reference Number Please detach this portion before mailing this proxy form. Complete your Proxy online...It's fast, easy and secure! www.investorcentre.co.uk/eproxy You will be asked to enter the Control Number, Shareholder Reference Number (SRN) and PIN shown opposite and agree to certain terms and conditions. Control Number: 916498 SRN: PIN: View the Annual Report online: https://investors.bicycletherapeutics.com Register at www.investorcentre.co.uk - elect electronic communications & manage your shareholding online! To be effective, all proxy appointments must be filed with the Company’s Registrar at: Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol BS99 6ZY by June 25, 2020 at 1:00 p.m. London time (8:00 a.m. Eastern Daylight Time). Explanatory Notes: 1. Every holder has the right to appoint some other person(s) of their choice, who need not be a shareholder, as his proxy to exercise all or any of his rights, to attend, speak and vote on his behalf at the meeting. If you wish to appoint a person other than the Chairman of the meeting, please insert the name of your chosen proxy holder in the space provided (see reverse). If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder's name (see reverse) the number of shares in relation to which they are authorized to act as your proxy. If returned without an indication as to how the proxy shall vote on any particular matter, the proxy will exercise his discretion as to whether, and if so how, he votes (or if this proxy form has been issued with respect to a designated account for a shareholder, the proxy will exercise his discretion as to whether, and if so how, he votes). To appoint more than one proxy, an additional proxy form(s) may be obtained by contacting the Registrar's helpline at 0370 703 0031 or you may photocopy this form. Please indicate in the box next to the proxy holder's name (see reverse) the number of shares with respect to which they are authorized to act as your proxy. Please also indicate by marking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope. The 'Vote Withheld' option is provided to enable you to abstain on any particular resolution. However, it should be noted that a 'Vote Withheld' is not a vote in law and will not be counted in the calculation of the proportion of the votes 'For' and 'Against' a resolution. Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, entitlement to attend and vote at the meeting and the number of votes which may be cast thereat will be determined by reference to the Register of Members of the Company at 6:00 p.m. London time (1:00 p.m. Eastern Daylight Time) on June 25, 2020. Changes to entries on the Register of Members after that time shall be disregarded in determining the rights of any person to attend and vote at the meeting. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via a designated voting platform, any such messages must be received by the issuer's agent prior to the specified deadline within the relevant system. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the relevant designated voting platform) from which the issuer's agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent via a designated voting platform in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001. The above is how your address appears on the Register of Members. If this information is incorrect please call the Registrar's helpline on 0370 703 0031 to request a change of address form or go to www.investorcentre.co.uk to use the online Investor Centre service. Any alterations made to this form should be initialled. The completion and return of this form will not preclude a Member from attending the Meeting and voting in person. 5. 2. 6. 7. 8. 3. 4. Kindly Note: This form is issued only to the addressee(s) and is specific to the unique designated account printed hereon. This personalized form is not transferable between different: (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services PLC accept no liability for any instruction that does not comply with these conditions. 165320_185787_RUN_ONS/000001/000001/SG625//i Form of Proxy - Annual General Meeting to be held on June 29, 2020

Poll Card To be completed only at the AGM. Vote Against Withheld Vote Against Withheld For For Ordinary Resolutions 1. To re-elect as a director Janice Bourque. 6. To authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2020. 2. To re-elect as a director Veronica Jordan. 7. To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2019. 3. To re-elect as a director Sir Greg Winter. 8. To approve the directors’ remuneration report for the year ended December 31, 2019 (excluding the directors’ remuneration policy). 4. To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.S. independent registered public accounting firm for the year ending December 31, 2020. 9. To approve the directors’ remuneration policy. 5. To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders. 10. To approve our 2020 Equity Incentive Plan. Signature In the case of a Corporation, a letter of representation will be required (in accordance with S323 of the Companies Act 2006) unless this has already been filed at registration. Form of Proxy Please complete this box only if you wish to appoint a third party proxy other than the Chairman of the Meeting*. Please leave this box blank if you want to select the Chairman of the Meeting. Do not insert your own name(s). I/We hereby appoint the Chairman of the Meeting OR the person indicated in the box above as my/our proxy to attend, speak and vote in respect of my/our full voting entitlement** on my/our behalf at the Annual General Meeting of Bicycle Therapeutics plc to be held at Building 900 Babraham Research Campus, Babraham, Cambridge, CB22 3AT on June 29, 2020 at 1:00 p.m. London Time (8:00 a.m. Eastern Daylight Time) and at any adjourned meeting. * As a result of current U.K. regulations prohibiting public gatherings of more than two people, you are urged to appoint the Chairman of the Meeting as your proxy. A person other than the Chairman of the Meeting may not be allowed to attend the Meeting and vote on your behalf. ** For the appointment of more than one proxy, please refer to Explanatory Note 2 (see front). Please use a black pen. Mark with an X inside the box as shown in this example. Please mark here to indicate that this proxy appointment is one of multiple appointments being made. Vote Vote Against Withheld For Against Withheld For Ordinary Resolutions 1. To re-elect as a director Janice Bourque. 6. To authorize the Audit Committee to determine our U.K. statutory auditors’ remuneration for the year ending December 31, 2020. 2. To re-elect as a director Veronica Jordan. 7. To receive and adopt our U.K. statutory annual accounts and reports for the year ended December 31, 2019. 3. To re-elect as a director Sir Greg Winter. 8. To approve the directors’ remuneration report for the year ended December 31, 2019 (excluding the directors’ remuneration policy). 4. To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.S. independent registered public accounting firm for the year ending December 31, 2020. 9. To approve the directors’ remuneration policy. 5. To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as our U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders. 10. To approve our 2020 Equity Incentive Plan. I/We instruct my/our proxy as indicated on this form. Unless otherwise instructed the proxy may vote as he or she sees fit or abstain in relation to any business of the meeting. Signature Date In the case of a corporation, this proxy must be given under its common seal or be signed on its behalf by an attorney or officer duly authorized, stating their capacity (e.g. director, secretary). H 6 7 9 0 1 B Y C **